AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 2016.

Securities Act Registration No. 333-147999

Investment Company Act Registration No. 811-22153

Form N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. __ ☐

Post-Effective Amendment No. 46 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 47 ☒

(Check appropriate box or boxes.)

Dunham Funds

(Exact Name of Registrant as Specified in Charter)

10251 Vista Sorrento Parkway, Suite 200
San Diego, CA 92121

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  (858) 964-0500

Jeffrey A. Dunham
Dunham Funds
10251 Vista Sorrento Parkway, Suite 200
San Diego, CA 92121

(Name and Address of Agent for Service)

With copy to:

JoAnn Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Approximate date of proposed public offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☒ On August 31, 2016 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On [date] pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DUNHAM FUNDSSM

WHEN PERFORMANCE COUNTS

August 31, 2016	PROSPECTUS
Dunham Alternative Dividend Fund Class A (DADHX) Class C (DCDHX) Class N (DNDHX)

Distributed by:
Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309, San Diego, California 92191(800) 442-4358

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Dunham ALTERNATIVE DIVIDEND Fund	1
SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment ObjectiveS	6
PRINCIPAL INVESTMENT STRATEGIES	6
TEMPORARY INVESTMENTS	7
PRINCIPAL INVESTMENT RISKS	8
PORTFOLIO HOLDINGS DISCLOSURE	11
CYBERSECURITY	11
MANAGEMENT	12
Investment Adviser	12
Sub-Adviser and SUB-Adviser portfolio managers	14
PERFORMANCE OF COMPARABLE ACCounts	15
HOW SHARES ARE PRICED	16
HOW TO PURCHASE SHARES	17
HOW TO REDEEM SHARES	23
HOW TO EXCHANGE SHARES	26
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	27
FREQUENT PURCHASES AND REDEMPTIONS OF Fund SHARES	29
Distribution of shares	29
HOUSEHOLDING	30
FINANCIAL HIGHLIGHTS	30
Notice of Privacy Policy & PRACTICES	31

FUND SUMMARY

Dunham Alternative Dividend Fund

Investment Objective: The Fund seeks to provide income while preserving capital during market downturns. A secondary investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 17 of the Fund's Prospectus and in How to Buy and Sell Shares on page 91 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(2)	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses	1.95%	2.70%	1.70%

(1)	The management fee above assumes the Sub-Adviser’s base fee. Actual sub-advisory fees may be higher or lower depending on Fund performance. The Sub-Advisory fee is a fulcrum fee with a base (or fulcrum) of 0.60% and can range from 0.30% to 0.90% depending on the effect of performance fees.
(2)	Estimated for the Fund’s first fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class A	$762	$1,152
Class C	$273	$838
Class N	$173	$536

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies: The Fund's sub-adviser, Sungarden Fund Management LLC (the “Sub-Adviser”), seeks to achieve the Fund's primary and secondary investment objectives by actively allocating the Fund’s portfolio between two investment strategies: (1) a strategy focused on current income and capital appreciation and (2) a strategy focused on capital preservation.

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The Sub-Adviser seeks to achieve the current income and capital appreciation portion of the Fund's investment objective by investing in dividend-paying equity securities, which will consist primarily of common stocks, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in dividend-paying equity securities. The Fund invests principally in securities of companies the Sub-Adviser believes to be undervalued but also may invest in securities of companies the Sub-Adviser believes to have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size. The Sub-Adviser generally to allocate 60% or more of the Fund’s portfolio to this strategy.

The Fund's Sub-Adviser seeks to achieve the capital preservation portion of the Fund's investment objective by purchasing ETFs and ETNs or options on market indexes, ETFs or common stocks. The Fund may take short positions indirectly through ETFs or ETNs, including inverse ETFs and ETNs (products that are designed to rise in price when stock prices are falling), to protect the Fund against market declines. The Fund may also hedge its portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. The Sub-Adviser generally expects to allocate 40% or less of the Fund’s portfolio to this strategy.

In selecting investments and determining the portion of the Fund’s portfolio allocated to each strategy, the Fund’s Sub-Adviser considers, among other factors:

•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value;

•	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and

•	the overall economic and market conditions.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser’s investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Changing Distribution Level Risk – The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Derivatives Risk – Financial derivatives, such as options, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses.

ETF Risk – ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in common stocks. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.

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ETFs are subject to specific risks, depending on the nature of the fund. For instance, investing in inverse ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices.

When the value of ETFs held by the Fund decline, the value of your investment in the Fund declines.

ETN Risk – ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. Because ETNs are debt instruments of the issuer of the ETN, they are subject to the credit risk of the issuer. ETNs are also subject to the risk that they may trade at a premium or discount to value attributable to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Inverse ETF and ETN Risk – Investments in inverse ETFs and ETNs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs and ETNs may not perform in the manner they are designed. Because inverse ETFs and ETNs typically seek to achieve their objective on a daily basis, holding such investments for longer periods may produce unexpected results.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Limited History of Operations Risk – The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness, "value" and potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

New Sub-Adviser Risk – The Sub-Adviser has not previously managed a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the advisor's management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Adviser and the Sub-Adviser may not achieve the intended result in managing the Fund.

Purchasing Put Options Risk – When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small and Medium Capitalization Risk – The Fund's investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

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Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Sungarden Fund Management LLC

Sub-Adviser Portfolio Managers: Investment decisions for the Fund are made by Rob Isbitts, Vincent Esposito, and Mark Jakupcik. Messrs. Isbitts, Esposito, and Jakupcik have served as the Fund’s portfolio managers since its inception in 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 5 of this prospectus.

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SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

Fund	Investment Objectives
Dunham Alternative Dividend Fund	The Fund seeks to provide income while preserving capital during market downturns. A secondary investment objective of the Fund is capital appreciation.

The Fund's investment objectives are a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund has adopted a policy to invest at least 80% of its assets in a particular type of security. The Fund may change its 80% policy upon 60 days written notice to shareholders.

The Dunham Funds (the “Funds” or the “Trust”) intends to apply to the SEC for an exemption permitting the Funds to participate in an interfund lending program. This program would allow the Funds to borrow money from and lend money to each other for temporary or emergency purposes. However, there can be no assurance that such exemption will ever be granted. To the extent permitted under its investment restrictions and any exemptive relief granted, the Fund could lend uninvested cash in an amount up to 15% of its net assets to other Funds, and the Fund could borrow in an amount up to 10% of its net assets from other Funds. The ability of a Fund to lend cash to or borrow cash from other Funds is subject to certain other terms and conditions. If such exemption is granted, the Trust’s Board of Trustees will be responsible for overseeing the Trust’s participation in the interfund lending program.

Dunham Alternative Dividend Fund

The Fund's sub-adviser, Sungarden Fund Management LLC (the “Sub-Adviser”), seeks to achieve the Fund's primary and secondary investment objectives by actively allocating the Fund’s portfolio between two investment strategies: (1) a strategy focused on current income and capital appreciation and (2) a strategy focused on capital preservation.

The Sub-Adviser seeks to achieve the current income and capital appreciation portion of the Fund's investment objective by investing in dividend-paying equity securities, which will consist primarily of common stocks, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in dividend-paying equity securities. The Fund invests principally in securities of companies the Sub-Adviser believes to be undervalued but also may invest in securities of companies the Sub-Adviser believes to have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size. The Sub-Adviser generally to allocate 60% or more of the Fund’s portfolio to this strategy.

The Fund's Sub-Adviser seeks to achieve the capital preservation portion of the Fund's investment objective by purchasing ETFs and ETNs or options on market indexes, ETFs or common stocks. The Fund may take short positions indirectly through ETFs or ETNs, including inverse ETFs and ETNs (products that are designed to rise in price when stock prices are falling), to protect the Fund against market declines. The Fund may also hedge its portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. The Sub-Adviser generally expects to allocate 40% or less of the Fund’s portfolio to this strategy.

In selecting investments and determining the portion of the Fund’s portfolio allocated to each strategy, the Fund’s Sub-Adviser considers, among other factors:

•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value;

•	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and

•	the overall economic and market conditions.
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The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

The Fund may also engage in securities lending.

TEMPORARY INVESTMENTS

In response to market, economic, political or other conditions, the Sub-Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund's assets in cash or cash equivalent securities such as money market mutual funds. To the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. Defensive investing could affect the Fund's performance and the Fund might not achieve its investment objectives.

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PRINCIPAL INVESTMENT RISKS

There is no assurance that the Fund will achieve its investment objective.  The Fund's share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of the Fund.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund's Fund Summary section of this Prospectus.

Risks	Dunham Alternative Dividend Fund
Asset Allocation Risk	X
Changing Distribution Level Risk	X
Derivatives Risk	X
ETF Risk	X
ETN Risk	X
Interest Rate Risk	X
Inverse ETF and ETN Risk	X
Leveraging Risk	X
Limited History of Operations Risk	X
Liquidity Risk	X
Management Risk	X
New Sub-Adviser Risk	X
Purchasing Put Options Risk	X
Securities Lending Risk	X
Small and Medium Capitalization Risk	X
Stock Market Risk	X

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser’s investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Changing Distribution Level Risk – The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Derivatives Risk – When the Sub-Adviser uses margin, leverage, short sales or financial derivatives, such as options, futures and forward contracts, an investment in the Fund may be more volatile than investments in other mutual funds. Derivatives may also be embedded in securities such convertibles which typically include a call option on the issuer's common stock. Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, currency exchange rate or other measurement.  Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its

8

obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

ETF Risk - The Fund invests in ETFs or other investment companies. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in common stocks. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Additional risks of investing in ETFs are described below:

The ETF is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.

ETN Risk – The Fund may invest in ETNs, which are debt securities of an issuer whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk of the issuer. The value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

Inverse ETF and ETN Risk - The Fund engages in hedging activities by investing in inverse ETFs and ETNs. Inverse ETFs and ETNs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse securities could cause the Fund to suffer significant losses. The value of an inverse ETF or ETN may not track or correlate to the value of the security or portfolio it is intended to hedge. Investing in inverse ETFs and ETNs may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures.  The use of leverage by an ETF or ETN increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs and ETNs may not perform in the manner they are designed. Because inverse ETFs and ETNs typically seek to achieve their objective on a daily basis, holding such investments for longer periods may produce unexpected results.

Leveraging Risk – The Fund's use of leverage through futures, options, short positions, or inverse ETFs will magnify the Fund's gains or losses. Futures require relatively small cash investment to control large amounts of derivatives, which magnifies gains and losses to the Fund. Leveraging the Fund creates an opportunity for increased returns but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Limited History of Operations Risk – The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

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Liquidity Risk – The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities.  For example, relatively few market makers characterize the secondary markets for high-yield debt securities, and the trading volume for high-yield debt securities is generally lower than that for higher-rated securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.  Less liquid secondary markets also may affect the Fund's ability to sell securities at their fair value. The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value. If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid, and the proportion of the Fund's assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history.  As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries.  In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity.  Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity.  The chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness and potential appreciation of a security, whether selected under a "value", "growth" or other investment style, may prove to be inaccurate and may not produce the desired results. The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

New Sub-Adviser Risk – The Sub-Adviser has not previously managed a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the advisor's management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Adviser and the Sub-Adviser may not achieve the intended result in managing the Fund.

Purchasing Put Options Risk – When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised.

Securities Lending Risk – Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Fund might not be able to recover the securities or their value. In determining whether to lend securities, the Adviser or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Small and Medium Capitalization Risk – The Fund's investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

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PORTFOLIO HOLDINGS DISCLOSURE

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Dunham Funds' Statement of Additional Information. The Funds may, from time to time, make available portfolio holdings information at www.dunham.com. The Funds’ top ten holdings are posted to the website no sooner than ten days after the relevant month-end. The month-end and quarter-end complete portfolio holdings are generally posted to the website within 45 days following the end of each month/quarter and remain available until new information for the next month/quarter is posted. Shareholders may request portfolio holdings schedules at no charge by calling toll free (888) 3DUNHAM (338-6426).

CYBERSECURITY

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

INVESTMENT ADVISER

Dunham & Associates Investment Counsel, Inc., located at 10251 Vista Sorrento Parkway, San Diego, CA 92121, serves as the Funds' investment adviser (the "Adviser"). The Adviser's mailing address is P.O. Box 910309, San Diego, CA 92191. The Adviser is a registered broker dealer and a registered investment adviser that provides investment advisory services to the Funds, separately managed accounts, pension and profit sharing plans. As of June 30, 2016, the Adviser had approximately $1.1 billion of assets under management. The Adviser has overall supervisory responsibilities for the general management and investment of the Fund's securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

a)	Setting the Funds' overall investment objectives;

b)	Evaluating, selecting and recommending Sub-Advisers to manage the Funds' assets;

c)	Monitoring and evaluating the performance of Sub-Advisers, including their compliance with the investment objectives, policies, and restrictions of the Funds; and

d)	Implementing procedures to ensure that the Sub-Advisers comply with the Funds' investment objectives, polices and restrictions.

The Adviser, subject to the review and approval of the Board of Trustees, selects Sub-Advisers for each series of the Dunham Funds and supervises and monitors the performance of each Sub-Adviser. The Adviser was granted an exemptive order (the "Order") from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend Sub-Advisory agreements with Sub-Advisers without obtaining shareholder approval. A discussion regarding the basis of the Board of Trustees' approval or renewal of the investment advisory agreement with the Adviser and the Sub-Advisory agreement with the Sub-Adviser is available in the Dunham Funds' annual report to shareholders for the fiscal year ending October 31, 2016.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace Sub-Advisers or amend Sub-Advisory agreements, including fees (so long as the fees are within the range of fees previously approved by shareholders), without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The Adviser has entered into a Sub-Advisory agreement with the Sub-Adviser and the Trust on behalf of the Fund, whereby the Fund pays the Adviser a fixed fee and the Fund separately pays the Sub-Adviser a fulcrum fee. The Adviser receives only its fixed portion of the management fee as approved by the Fund’s initial shareholder on August 31, 2016. The Fund's Sub-Adviser is compensated based on its performance and the Sub-Advisory agreement is a fulcrum fee arrangement. Fulcrum fee arrangements are as follows:

Fund:	Current Management Fee Rates	Adviser's Portion	Sub-Adviser's Portion	Benchmark Index
Dunham Alternative Dividend Fund	0.95%-1.55%	0.65%	0.30%-0.90%	Dow Jones Moderately Conservative Index

The sub-advisory fee rate is within the limits of the negotiable Sub-Advisory fee range pre-approved by the initial shareholder of the Fund.

Fund:	Pre-Approved Negotiable Range of Sub-Advisory Fee Rates*
Dunham Alternative Dividend Fund	0.00% - 1.20%

*The range for the Dunham Alternative Dividend Fund was approved by the initial Dunham Alternative Dividend shareholder on August 31, 21016.

Fulcrum Fees, Generally. A fulcrum fee basically has two parts - the base fee and the performance fee. In a typical fulcrum fee arrangement, the base fee is the pre-determined rate at which the Sub-Adviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with pre-determined rates of adjustment. In a fulcrum fee arrangement, a Sub-Adviser is rewarded

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for out-performance or penalized for under-performance in equal measure. Depending on a fund's net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or Sub-Adviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a Sub-Adviser more than the Base Fee, even though the performance of the fund is negative. This situation may occur when the performance of the benchmark is worse than the fund's net performance.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers. In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months. However, under each Dunham Fund's Sub-Advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance) to its Benchmark from inception of the contract to date, on the day of calculation. In this manner, performance counts from the very first day of each Sub-Advisory agreement.

The Fund's fulcrum fee will be calculated using an annual base Sub-Advisory fee rate of a specified amount of the average daily net assets of the Fund (the "Base Fee"), adjusted by the Fund's performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund's benchmark (the "Performance Fee"). Depending on the particular Sub-Advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee rate can vary anywhere from 0.00% (the "Minimum Fee") to twice the Base Fee (the "Maximum Fee").

During the first twelve months of each Fund's Sub-Advisory agreement, the Fund will accrue, on a daily basis, the Base Fee (using the average daily net assets for the month) adjusted by the Performance Fee (using average daily net assets since the inception of the Sub-Advisory agreement), as described in the preceding paragraph (the "Fulcrum Fee"). However, because each such Sub-Advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year, the Sub-Adviser in most cases will receive little or no compensation until the end of the first year. At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee. Beginning with the thirteenth month of operation under each Sub-Advisory agreement, the performance fee will be calculated daily and paid monthly based on the Fund's average daily net assets and performance versus the benchmark over the prior rolling twelve-month period while the base fee will be calculated using the average daily net assets for the most recent month. In other words, after the initial twelve-month period, each Fund's fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry. By virtue of using average daily net assets over a "rolling" 12-month period for purposes of calculating the Performance Fee, while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described in the table above if the average daily net assets do not remain constant during the rolling 12-month period. There are circumstances that can cause a Fulcrum Fee to be negative. For example, if the Fund is significantly underperforming versus the Index and the Fund's net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate used to calculate the fee can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The following example illustrates the Fulcrum Fee methodology employed in each Sub-Advisory agreement. In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%. In addition, the example shows a null zone of plus or minus 0.25%, and the Sub-Advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark. Each of these factors/rates/amounts will vary with each Sub-Advisory agreement.

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SAMPLE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Dunham Asset Allocation Program: The Adviser is the sponsor of the Dunham Asset Allocation Program ("Program"), an advisory wrap programs using the Dunham Funds, N or A share classes. The Programs may be used by financial advisors to diversify client portfolios among the various asset classes represented by the Dunham Funds.

The Adviser may take a portion of the revenues from wrap fees it receives from the Program and reimburse certain non-affiliated financial advisors for their product marketing and business development efforts. These reimbursements are from 0.05% to 0.25% a year, depending on the dollar amount of client assets in the Dunham Funds Class N shares. The Adviser also sponsors due diligence trips and conferences designed to enhance the financial advisor's understanding of the offerings. Certain costs associated with attendance at these meetings may be paid by the Adviser.

The Adviser also supports industry conferences and sponsors educational events attended by clients of the financial advisors as well as the financial advisors themselves.

SUB-ADVISER AND SUB-ADVISER PORTFOLIO MANAGERS

The Fund's SAI provides additional information about each portfolio manager's compensation structure, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.

Dunham Alternative Dividend Fund

Sungarden Fund Management LLC (“Sub-Adviser”) was organized in 2016 under the laws of Florida and its principal offices are at 1675 Market Street, Suite 211, Weston, Florida 33326.

Investment decisions for the Fund are made by Rob Isbitts, Vincent Esposito, and Mark Jakupcik. Messrs. Isbitts, Esposito, and Jakupcik have served as the Fund’s portfolio managers since its inception in 2016.

Rob Isbitts

Chief Investment Strategist, Portfolio Manager

Mr. Isbitts is the lead portfolio manager for the Sub-Adviser’s investment strategies. Mr. Isbitts founded Sungarden Investment Research, an affiliate of the Sub-Adviser, in 2012 and was responsible for the creation of the various strategies offered by the firm. Prior to joining Sungarden Investment Research, Mr. Isbitts was the Chief Investment Strategist of Carson Wealth Management since January 2011. Between 1998 and 2010, Mr. Isbitts was the co-founder and Chief Investment Officer of Emerald Asset Advisors.

Vincent Esposito

Managing Director, Portfolio Manager

Mr. Esposito joined Sungarden Investment Research, an affiliate of the Sub-Adviser, in May 2014 and serves as the managing director and member of the portfolio management team. Prior to joining Sungarden Investment Research, Mr. Esposito was the executive vice president and chief compliance officer for Spruce Hill Capital, LLC since November 2010.

Mark Jacupcik

Portfolio Manager and Research Analyst

Mr. Jakupcik joined Sungarden Investment Research, an affiliate of the Sub-Adviser, in October 2013 as a research analyst. Prior to joining Sungarden Investment Research, Mr. Jakupcik was a student fund manager and fund accountant for the Michigan Tech Applied Portfolio Management Program from May 2012 through May 2013. From March 2011 through August 2011, Mr. Jakupcik was a financial planning intern at Diversified Financial Concepts.

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PERFORMANCE OF COMPARABLE ACCOUNTS

Generally, when a fund is added, a comparable account presentation is generally shown in the prospectus for two years after the addition. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts) managed by the applicable sub-adviser has performed in the past over a longer period of time. It does not show you how the fund that is available in the Trust has performed or will perform. Presentations relating to the portfolio managers are provided because it is the portfolio manager that makes all investment decisions relating to the fund.

When showing comparable performance using a composite, the Sub-Adviser includes all of its accounts with substantially similar goals (objectives), policies and strategies (unless otherwise noted in the presentation) except that the Sub-Adviser may exclude accounts that are too small, have too short an investment time horizon to accurately reflect the sub-adviser’s performance or do not meet other established criteria for the published composite. The Sub-Adviser shown has represented, if applicable, that excluding or omitting any substantially similar account from the composites, individually or in the aggregate, would not cause the performance presentation to differ materially from a presentation that does include them.

Composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Monthly market values include income accruals.

Performance information has been provided by the Sub-Adviser and is not within the control of the Adviser. None of the performance or expense information regarding comparable accounts or composites has been independently verified by the Adviser.

SUNGARDEN FUND MANAGEMENT LLC

The chart below does not show you the performance of the Dunham Alternative Dividend Fund – it shows the performance of similar accounts managed by the Sub-Adviser.

This Fund has no calendar year, historical performance to report because it started on August 31, 2016. The chart shows the historical performance of a composite of accounts managed by the Sub-Adviser (the “Composite”) which have investment objectives, policies and strategies that are substantially similar to those of the Dunham Alternative Dividend Fund. As of June 30, 2016, the Composite consisted of 31 advisory accounts.

The performance shows the historical track record of the Sub-Adviser and is not intended to imply how the Dunham Alternative Dividend Fund will perform. Total returns represent past performance of the Composite and not the Dunham Alternative Dividend Fund. Returns do not reflect the deduction of a sales load and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending June 30, 2016

	Composite of Comparable	Dow Jones Moderately
Year/Period	Accounts (%) [1]	Conservative Index (%) [2]

2015	-5.42	-1.11
2014	5.34	4.78
2013	13.85	8.13
2012[3]	4.06	5.29
1 year	8.38	4.09
3 years	5.24	5.29
Since inception [3]	6.65	5.13

[1]	This column shows the performance of the Composite after the highest advisory fee charged (1.50%) for all advisory accounts have been deducted from gross performance and reflects transaction costs for all accounts in the Composite. The other accounts do not reflect deductions for custody and other expenses normally paid by mutual funds. If such expenses were included, returns would be lower. The Dunham Alternative Dividend Fund’s fees and expenses may be higher than those reflected in this Composite which would reduce performance. Accounts in the Composite were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected performance.

[2]	The Dow Jones Moderately Conservative Index is a relative risk index made up of several composite indices representing the three major asset classes: stocks, bonds and cash. The asset class indices are weighted differently within each relative risk index to achieve the targeted risk level. The weightings are rebalanced monthly to maintain these levels. Results include reinvested dividends.

[3]	The inception date of the Composite was February 1, 2012. Total returns and expenses are not annualized for periods less than one year.
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HOW SHARES ARE PRICED

The Fund's net asset value ("NAV") for each class of shares is calculated on each day that the New York Stock Exchange is open. The NAV is the value of a single share of a Fund. The NAV is calculated for each Fund at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The NAV is determined by subtracting the total of a Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of a Fund's total assets is generally based on the market value of the securities that the Fund holds. Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). If there is no NOCP the value of the security shall be valued at the mean between the current bid and ask prices. Certain short-term securities may be valued on the basis of amortized cost. If market values are not available, the Adviser will determine the fair value of securities using procedures that the Board of Trustees has approved. The Adviser also may fair value securities whose values may be materially affected by events occurring after the closing of a foreign market but before the close of business of the New York Stock Exchange. In some cases, particularly with thinly traded securities like small cap stocks and junk bonds, the Adviser may determine that a price is stale. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

The securities markets on which the foreign securities owned by the Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of the Fund's shares may change on days when shareholders are not able to purchase or redeem shares of the Fund. In computing the NAV of the Fund, the Fund will value any foreign securities held at the closing price on the exchange on which they are traded or if the close of the foreign exchange occurs after 4:00 p.m. Eastern time, a snapshot price will be used. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at the London market close. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of the Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Trustees.

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HOW TO PURCHASE SHARES

Anti-Money Laundering and Customer Identification Programs

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

Types of Accounts

You may buy shares of a Fund at the Fund's NAV, next determined after you place your order. If you are making an initial investment in the Funds, you will need to open an account. You may establish the following types of accounts: Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

•	Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's medallion signature guarantee for any transaction requiring a medallion signature guarantee.

•	Custodial Accounts. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

•	Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

•	Business Accounts. Corporations, partnerships and other legal entities also may open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans also may be tax deductible. The types of tax-deferred accounts that may be opened are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

•	Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan. Your financial consultant can help you determine if you are eligible. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying spouse.

•	Traditional and Roth IRAs. Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,000 or 100% of compensation in 2013. In addition, IRA holders' age 50 or older may contribute $1,000 a year more than these limits in 2013.

•	Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

•	Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.
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•	Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

Choosing a Class

If you are making your initial investment in the Fund, you must select a class of shares. The Fund offers Class A shares, Class C shares and Class N shares. Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan and Agreement pursuant to Rule 12b-1, if any, for the class you choose. Not all share classes may be available for purchase in all states.

Different share classes allow you to choose the class that will be most beneficial to you. When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares. You should also consider whether your investment in the Fund meets the minimum for Class N shares, which have no front-end sales change and no 12b-1 fees. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses section for the Fund in this Prospectus. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

Shares may only be purchased on days the Funds are open for business. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund's behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading.

You may purchase and redeem shares of each Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. The Adviser or distributor may waive this minimum or apply the minimum on a Fund complex basis, depending on the agreement with the financial Institution offering the shares. There is no minimum subsequent investment amount for Class N shares.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Dunham Alternative Dividend Fund at net asset value with the following Front End Sales Charge ("FESC") based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

(1) Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

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How to Reduce Your Sales Charge for Class A Shares

You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine the value of your new purchases of Class A Shares with the value of any other Class A Shares of the Dunham Funds that you already own. In other words, the applicable initial sales charge for the new purchase is based on the total of your current purchase plus the current value of all other Class A Shares of the Dunham Funds that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Fund shares held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser);

  Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

Letters of Intent. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A Shares of the Fund, with a minimum of $50,000, during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A shares. If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

  Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

  Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.

  Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Funds’ distributor.

  The purchase of Fund Shares, if available, through certain third-party fund “supermarkets.” Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service provider sponsoring the fund supermarket and transaction charges may apply to purchases and sales made through a broker-dealer.
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  Clients of registered investment advisers that have entered into arrangements with the Funds’ distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

  Institutional investors (which may include bank trust departments and registered investment advisers).

  Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds’ distributor.

  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

  Employee benefit or retirement plans or charitable accounts including, but not limited to, endowments, educational savings plans, Keogh Plans, 401(k) plans, profit-sharing pensions plans, defined benefit plans, Taft-Hartley multiemployer pension plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans subject to the Employee Retirement Income Security Act of 1974, as amended, other than employee benefit or retirement plans or charitable accounts that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Whether a sales charge waiver is available for these types of accounts depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

An employer-sponsored retirement plan not currently invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge.

Sales Charge Exceptions

You will not pay initial sales charges on Class A Shares purchased by reinvesting dividends and distributions.

Promotional Incentives on Dealer Commissions

The Funds’ distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Other Sales Charge Exceptions and Contingent Deferred Sales Charge

The Funds’ distributor may pay authorized dealers commissions on individual Fund purchases of Class A shares of $1 million or more calculated as follows: .75% on purchases of $1 million to $3 million, .50% on purchases over $3 million up to and including $5 million, .25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to CDSC on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

Class C Shares: Class C shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class C shares pay up to 0.75% to 1.00% (as described above in Fees and Expenses of the Fund for each Fund) on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. Class C shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class C shares of the Funds.

Class N Shares: Class N shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class N shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class N shares of the Funds.

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Purchasing Shares

Class A and Class C Shares

	TO OPEN AN ACCOUNT	TO ADD TO AN EXISTING ACCOUNT
By Telephone

You may not use telephone transactions for your initial purchase of a Fund's shares. If you have elected "Telephone Privileges" on a Fund, you may call that Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to request an exchange into another Fund. (Note: For security reasons, requests by telephone will be recorded.)

See "Exchanging Shares."

If you have elected "Telephone Privileges" by completing the applicable section of the Account Application Form, call the Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to place your order. You will then be able to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. The minimum telephone purchase is $100.

By Mail

Make your check payable to "Dunham Funds." Forward the check and your application to the address below. No third party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

NOTE: The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Fill out the investment stub from an account statement, or indicate the Fund name and your account number on your check. Make your check payable to "Dunham Funds." Forward the check and stub to the address below:

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

NOTE: The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Wire	If you wish to wire money to make an investment in the Fund, please call the Fund toll free at (888) 3DUNHAM (338-6426) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Notify the Fund of an incoming wire by calling (toll-free) (888) 3DUNHAM (338-6426) and to receive wiring instructions

Neither the Funds nor its agent is responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions.

Automatic Investment Plan	Open a Fund account using one of the previous methods. If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call the Funds (toll-free) at (888) 3DUNHAM (338-6426).

Additional investments (minimum of $100) will be taken from your checking account automatically monthly or quarterly.

Through Your Financial Intermediary	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.

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Class N Shares

Financial institutions and intermediaries on behalf of their clients may purchase Class N shares on any day that the NYSE is open for business by placing orders through the Funds’ distributor. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Funds behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading.

Financial institutions and intermediaries may charge a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or intermediary.

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HOW TO REDEEM Shares

You have the right to sell ("redeem") all or any part of your shares. Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order. See "Payment of Redemption Proceeds" for further information.

Class A and Class C shares: Methods of Redemption

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with the Funds by telephoning the Funds (toll free) (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

•        have declined or canceled your telephone investment privilege;

•        wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account;

•        must provide supporting legal documents such as a medallion signature guarantee for redemption requests by corporations, trusts and partnerships.

By Mail

If you are redeeming shares, you may send your redemption request to via Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

via Overnight Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You must include the following information in your written request:

•        a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;

•        other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

•        a medallion signature guarantee, if necessary.

Request in "Good Order"

For our mutual protection, all redemption requests must include:

•        your account number

•        the Fund which you are redeeming from

•        the dollar or share amount of the transaction

•        for mail requests, signatures of all owners EXACTLY as registered on the account and medallion signature guarantees, if required (medallion signature guarantees can be obtained at most banks, credit unions, and licensed securities brokers)

•        any supporting legal documentation that may be required

Your redemption request will be processed at the next determined share price (NAV) after we have received all required information.

By Systematic Withdrawal Plan	The Funds offer shareholders a Systematic Withdrawal Plan. Call the Fund (toll-free) at (888) 3DUNHAM (338-6426) to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments. The minimum payment you may receive is $100 per period. Note that this plan my deplete your investment and affect your income or yield.
Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.
IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

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If you invest through a third party (rather than directly with the Adviser), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Third parties may receive payments from the Adviser in connection with their offering of Fund shares to their customers, or for other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information.

Class N shares: Methods of Redemption

You have the right to sell ("redeem") all or any part of your shares by following the procedures established when you opened your account (see your account agreement). You may sell your Fund shares through your financial institution or intermediary or by contacting the Funds toll free at (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern Time on any day the Funds are open. We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See "Payment of Redemption Proceeds" for further information.

Class A and Class C shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order. "Good Order" means your letter of instruction includes:

•	The name of the Fund
•	The number of shares or the dollar amount of shares to be redeemed
•	Signatures of all registered shareholders exactly as the shares are registered
•	The account number

Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. You may receive the proceeds in one of three ways:

1.	We can mail a check to your account's address. Normally, you will receive your proceeds within seven days after the Fund receives your request in Good Order, however your request may take up to seven days to be processed if making immediate payment would adversely affect the Fund. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.
2.	We can transmit the proceeds by Electronic Funds Transfer ("EFT") to a properly pre-authorized shareholder bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.
3.	For a $15 fee, which will be deducted from your redemption proceed; we can transmit the proceeds by wire to a pre-authorized shareholder bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Fund's transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected. This procedure is intended to protect the Funds and their shareholders from loss.

The Fund's transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received by the transfer agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

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Class N shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order.

Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

The Fund will send redemption proceeds by check, wire or EFT only to the address of record or to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Medallion Signature Guarantees: Class N, Class A and Class C shares

A medallion signature guarantee assures that a signature is genuine. The medallion signature guarantee protects shareholders from unauthorized account transfers. The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of national securities exchanges. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide a medallion signature guarantee.

A medallion signature guarantee of each owner is required to redeem shares in the following situations:

•	If you change ownership on your account
•	When you want the redemption proceeds sent to a different address than that registered on the account
•	Any redemption transmitted by federal wire transfer or EFT to a bank other than your bank of record
•	If a change of address request has been received by the transfer agent within the last 15 days
•	For all redemptions of $50,000 or more from any shareholder account

At the discretion of the Adviser, a medallion signature guarantee may be required to redeem shares from an account. In order to avoid delays in processing a redemption, you should call the Funds toll free at (888) 3DUNHAM (338-6426) before making the redemption request.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund toll-free at (888) 3DUNHAM (338-6426) before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Funds toll-free at (888) 3DUNHAM (338-6426) before making your request to determine what additional documents are required.

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General Transaction Policies

The Funds reserve the right to:

•	Vary or waive any minimum investment requirement.
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.
•	Reject or cancel any purchase or exchange request (but not a redemption request in Good Order) for any reason. Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).
•	Redeem all shares in your account if your balance falls below the Fund's minimum. If, within 60 days of a Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV. The adviser may convert Class N shares to Class A shares if Class N share balances are not increased to the Fund's minimum after 60 days written request.
•	Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.
•	Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.
•	Modify or terminate the exchange privilege after 60 days written notice to shareholders.
•	Make a "redemption in kind" (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets. In such cases, you may incur brokerage costs in converting these securities to cash.
•	Reject any purchase, redemption or exchange request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Funds, the Funds' transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. The Funds' transfer agent may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements upon receipt and notify the Funds' transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund toll-free at (888) 3DUNHAM (338-6426) for instructions.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Funds' transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you also may mail the request to the Funds at the address listed under "Methods of Buying."

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.

how to ExchangE Shares

Exchange Privilege

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same Class at their respective NAVs.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

The Funds' Adviser reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

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With regard to redemptions and exchanges made by telephone, the Funds' transfer agent or distributor will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Funds’ distributor and the transfer agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Class N Only Money Market Exchanges

You may exchange all or a portion of your shares in a Fund for shares of the Treasury Obligations Portfolio-Investor Class (the "Money Market Fund") at their relative NAVs and you also may exchange back into a Fund without incurring any charges or fees. Exchanges into the Money Market Fund are subject to the minimum purchase and redemption amounts set forth in the section entitled "Minimum Investments" of this Prospectus. Before exchanging into the Money Market Fund, please read the Money Market Fund Prospectus carefully, which may be obtained by calling toll free (888) 3DUNHAM (338-6426). The Money Market Fund is not affiliated with the Adviser or the Funds.

When you exchange from a Fund into the Money Market Fund or make an initial purchase, dividends begin to accrue the day after the exchange or purchase. When you exchange a partial balance out of the Money Market Fund, your proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange. When exchanging your entire balance from the Money Market Fund, accrued income is automatically exchanged into the Fund you are exchanging into along with your principal.

Tax STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Funds' net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

•        Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

•        Short-term capital gains are realized on securities held less than one year and are part of your dividends.

Generally, the Fund distributes dividends and capital gains quarterly, if any. These distributions will typically be declared and paid quarterly in March, June, September and December. The IRS requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call toll free (888) 3DUNHAM (338-6426) for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the un-cashed checks.

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Federal Tax Considerations

Your investment will have tax consequences that you should consider. The following tax information in the Prospectus is provided as general information. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Unless your investment in the Funds is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another Fund. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Funds and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Funds may be subject to state, local and foreign taxes.

Taxes on Distributions: You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income unless the payment is a return of capital.  All Dunham Funds will send detailed tax information to shareholders about the amount and type of distributions by January 31st for the prior calendar year.

Under current law, certain income distributions paid by the Funds to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 20%, for individuals). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of such Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by a Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Taxes on Sales or Exchanges: If you redeem your shares of a Fund, or exchange them for shares of another Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

"Buying a Dividend": Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Backup Withholding: By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	Provide your correct social security or taxpayer identification number,
•	Certify that this number is correct
•	Certify that you are not subject to backup withholding, and
•	Certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments and increase brokerage and administrative costs. A Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

An investor's exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. A Fund may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds' Prospectus or SAI, and/or is considered not to be in the best interests of the Fund or its other shareholders.

Each Fund will apply these policies and procedures uniformly to all Fund shareholders. Although each Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with each Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to each Fund upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interest of Fund shareholders, or to comply with state or Federal requirements.

DISTRIBUTION OF SHARES

Distributor: In addition to serving as Adviser to the Funds, Dunham & Associates Investment Counsel, Inc. serves as distributor of the shares of the Funds. Dunham & Associates Investment Counsel, Inc. is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Funds are offered on a continuous basis.

Distribution Fees: With respect to each Fund's Class A shares and Class C shares, the Board of Trustees of the Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Funds for distribution services. The Class C Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Funds. In addition, up to 0.25% of average daily net assets attributable to Class C shares of the Funds may be paid to the distributor or other entities for shareholder services. The fee is treated by each Fund as an expense in the year it is accrued. Because these fees are paid out of each Fund's assets attributable to that Class of shares on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional amounts paid under the Plans are paid to the distributor or other entities for services provided and the expenses borne by the distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds' Class A or Class C shares to other than

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current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds toll free at (888) 3DUNHAM (338-6426) on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the prospectus.

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NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and wire transfer instructions

■ account transactions and transaction history

■ investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes - information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes - information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call (800) 442-4358 or go to www.dunham.com

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What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■ open and account or deposit money

■ direct us to buy securities or direct us to sell your securities

■ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates' everyday business purposes-information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

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WHERE TO GO FOR MORE INFORMATION

You may obtain the following and other information regarding the Funds free of charge:

Statement of Additional Information

The SAI for the Funds provides more details about the Funds' policies and management. The Funds' SAI is incorporated by reference into this Prospectus (i.e., legally made a part of this Prospectus).

Annual and Semi-Annual Report

The annual and semi-annual reports for the Funds provide the most recent financial reports and a discussion of portfolio holdings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Funds or to request additional information about the Funds, please contact us.

By Telephone:

(888) 3DUNHAM (338-6426)

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Website:

www.dunham.com

Through the SEC:

You may review and obtain copies of the Funds' information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call (202) 942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Adviser Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Distributor Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Fund Counsel Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, OH 43215	Custodian US Bank, N.A. 425 Walnut Street, 6th Fl Cincinnati, OH 45202

Transfer Agent Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130	Fund Administrator Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788	Independent Registered Public Accountants BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Investment Company Act File Number 811-22153

DUNHAM FUNDS

STATEMENT OF ADDITIONAL INFORMATION

August 31, 2016

Dunham Floating Rate Bond Fund

Dunham Monthly Distribution Fund

Dunham Corporate/Government Bond Fund

Dunham Dynamic Macro Fund

Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

Dunham Appreciation & Income Fund

Dunham Alternative Strategy Fund

Dunham Large Cap Value Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Emerging Markets Stock Fund

Dunham Small Cap Growth Fund

Dunham Alternative Dividend Fund

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information (“SAI”) is not a Prospectus. Investors should understand that this Statement of Additional Information should be read in conjunction with the Class A, Class C and Class N Prospectus dated February 26, 2016, as supplemented, and the Dunham Alternative Dividend Fund’s Class A, Class C and Class N Prospectus dated August 31, 2016.

To obtain a free copy of each Prospectus or an annual or semi-annual report, please call the Funds toll free at (888) 3DUNHAM (338-6426) or by writing, via regular mail, to Dunham Funds, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, NE 68154, or, via overnight mail, to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.

TABLE OF CONTENTS

General Information and History	2
Investment Restrictions	3
Description of Securities, Other Investment Policies
and Risk Considerations	6
Disclosure of Portfolio Holdings	41
Management of the Trust	43
Principal Holders of Securities	50
Investment Management and Other Services	52
Affiliations and Control of the Adviser and Other Service Providers	64
Administration, Fund Accounting and Custody Administration Services	64
Custodian	66
Transfer Agent Services	66
Distribution of Shares	67
Codes of Ethics	70
Proxy Voting Policies and Procedures	70
Portfolio Managers	70
Brokerage Allocation and Other Practices	87
Determination of Net Asset Value	90
How to Buy and Sell Shares	91
Taxes	92
Organization of the Trust	97
Independent Registered Public Accounting Firm	98
Legal Matters	98
Financial Statements	98
Appendix A – Ratings	99
Appendix B – Proxy Voting	105

For more information on the Dunham Funds, including charges and expenses, call the Funds at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

1

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”). Each Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers’ policies.

On March 3, 2008, the Trust completed a tax-free reorganization with the AdvisorOne Funds. Prior to the reorganization, each Fund (other than the Dunham Monthly Distribution Fund, Dunham Focused Large Cap Growth Fund, Dunham Dynamic Macro Fund, Dunham Alternative Strategy Fund, Dunham Alternative Income Fund, Dunham Floating Rate Bond Fund and Dunham International Opportunity Bond Fund) was a series of the AdvisorOne Funds. Information in each applicable Fund’s Prospectus includes information about its respective predecessor fund at AdvisorOne Funds because each applicable Fund is considered the successor to its respective predecessor fund.

On September 29, 2008, the Trust completed a reorganization with the Kelmoore Strategic Trust between the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund, the Kelmoore Strategy Liberty Fund and the Dunham Monthly Distribution Fund. Information in the Funds’ Prospectus about the Dunham Monthly Distribution Fund includes information about the Kelmoore Strategy Liberty Fund because the Dunham Monthly Distribution Fund is considered the successor to the Kelmoore Strategy Liberty Fund.

On February 22, 2013, the Trust completed a reorganization with the World Funds Trust between the Sherwood Forest Alternative Fund and the Dunham Alternative Strategy Fund. Information in the Fund’s Prospectus and in this SAI about the Dunham Alternative Strategy Fund includes information about the Sherwood Forest Alternative Fund because the Dunham Alternative Strategy Fund is considered the successor to the Sherwood Forest Alternative Strategy Fund. In this SAI, the Sherwood Forest Alternative Fund is referred to as a “Predecessor Fund.”

This Statement of Additional Information deals solely with the Dunham Floating Rate Bond Fund, Dunham Monthly Distribution Fund, Dunham Corporate/Government Bond Fund, Dunham Dynamic Macro Fund, Dunham High-Yield Bond Fund, Dunham International Opportunity Bond Fund, Dunham Appreciation & Income Fund, Dunham Alternative Strategy Fund, Dunham Large Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham International Stock Fund, Dunham Real Estate Stock Fund, Dunham Small Cap Value Fund, Dunham Emerging Markets Stock Fund, Dunham Small Cap Growth Fund and Dunham Alternative Dividend Fund. As of the date of this SAI, these are all of the series of the Trust.

The Dunham Real Estate Stock Fund, Dunham Focused Large Cap Growth Fund, Dunham Alternative Strategy Fund, and Dunham International Opportunity Bond Fund are non-

2

diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever a policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUNDS.

A Fund will not:

(1) Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For example, this limitation does not apply to short sales, written options, forwards, futures and certain other derivative transactions, provided the applicable Fund segregates assets, or otherwise “covers” its obligations under the instruments.

(3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

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(4) Purchase or sell real estate, or commodities, or commodities contracts, except that each Fund may (i) purchase marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts; (ii) purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts; and (iii) enter into financial futures contracts and options thereon. Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

(5) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund’s investment objective, policies and restrictions.

(6) With respect to the Dunham International Opportunity Bond Fund and the Dunham Floating Rate Bond Fund: lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.  For all other Funds: make loans, except that each Fund in accordance with that Fund’s investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund’s total assets.

(7) Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized (this does not apply to the Dunham Real Estate Stock Fund, Dunham Focused Large Cap Growth Fund, the Dunham Alternative Strategy Fund, or the Dunham International Opportunity Bond Fund, each of which is a non-diversified fund).

(8) The Dunham Real Estate Stock Fund will invest at least 25% of its total assets in the real estate industry. The remaining Funds will not invest 25% or more of the value of their respective assets in any one industry or group of industries.

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In applying investment limitation (8), each Fund uses the industry groups employed in the North American Industry Classification System (“NAICS”). This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

A Fund may not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or exemptive relief granted by the Securities and Exchange Commission (“SEC”). Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

(3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. Liquidity determinations are made by the applicable Sub-Adviser in accordance with policies adopted by the Board of Trustees and such determinations are monitored by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

(5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-

5

issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

(6) Short sell securities, except as permitted by the Prospectus or Statement of Additional Information.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which a Fund may invest, strategies a Fund's Sub-Adviser may employ in pursuit of a Fund’s investment objective and a summary of related risks. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Sub-Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its investment objectives.

ADJUSTABLE RATE SECURITIES. Each Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

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BELOW-INVESTMENT-GRADE DEBT SECURITIES. Certain of the Funds may invest in debt securities that are rated below “investment grade” by Standard and Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed by the Sub-Adviser to be of comparable quality. Securities rated less than Baa3 by Moody’s or BBB- by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s and Moody’s descriptions of their bond ratings are contained in the Appendix to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Sub-Adviser continuously monitors the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund’s investment objective may be more dependent on the Sub-Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often

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subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolios. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Sub-Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Sub-Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

BORROWING. The Funds participate in a $40,000,000 uncommitted line of credit provided by U.S. Bank, N.A. under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that U.S. Bank, N.A. is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

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CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

COMMERCIAL PAPER. Certain Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE MASTER NOTES. The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus for each Fund.

The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be

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traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Fund’s Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Fund will not invest more than 5% of its total assets in variable rate Master Notes. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

DEALER (OVER-THE-COUNTER) OPTIONS. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing

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transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

Equity Securities. Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price. The Funds may invest in initial public offerings ("IPOs"). Investing in IPOs entails special risks, including limited operating history of the companies, limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, high portfolio turnover and limited liquidity. The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common

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stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

EXCHANGE-TRADED NOTES (“ETNs”). The Funds may invest in ETNs. ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When the Funds invest in an ETN, shareholders of the Funds bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Funds’ fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds’ interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Funds’ net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions. See “Derivatives”, above.

Each of the Equity Funds may invest in issuers domiciled in “emerging markets,” those countries determined by the respective Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in

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emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker/dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial

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institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts, which are converted from the foreign currency to the investor’s currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities, which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, and Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

Frontier Market Countries Risk. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in these countries are magnified in frontier market countries.

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The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock. These factors make investing in frontier market countries significantly riskier than in other countries.

Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade, barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of investing. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domicilliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

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The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo.

Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.

FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

FUTURES CONTRACTS. Transactions in Futures. Each Fund may enter into futures contracts, including stock index, interest rate and currency futures (“futures or futures contracts”).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

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Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund’s portfolio, as a cash management tool, or as an efficient way for the Sub-Adviser to implement

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either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund’s portfolio successfully, the Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Interest rate or currency futures contracts may be used to manage a Fund’s exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

A Fund will enter into futures contracts, which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks, which differ from those involved in the futures and options described in this Statement of Additional Information.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS: VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of

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purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under “Special Risks of Transactions in Options on Futures Contracts.” In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

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Successful use of futures contracts by the Fund for hedging purposes is also subject to the Sub-Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Sub-Adviser believes that over time the value of the Fund’s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

WRITING COVERED CALL OPTIONS. Each Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker/dealer

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through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the ‘“covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which the Fund has written, expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be “pledged” as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon

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expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING COVERED PUT OPTIONS. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

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A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

PURCHASING CALL OPTIONS. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

PURCHASING PUT OPTIONS. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions

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with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

Each Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Sub-Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under “Special Risks of Transactions on Futures Contracts” are substantially the same as the risks of using options on futures. In addition, where a Fund seeks

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to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REGULATORY LIMITATIONS. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered “related options.” This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could

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impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

Regulation as a Commodity Pool Operator. The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund’s operation. Accordingly, the Funds are not subject to registration or regulation as commodity pool operator.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

Open Section 1256 contracts at fiscal year-end will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an “in-the-money qualified covered call” option will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market

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conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

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If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain, which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

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Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INCOME TRUSTS. A Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the “unitholders.” Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or “trust units” are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses is a unit’s market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions

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decrease, but quite possibly, the distributions may themselves decrease, leading to both a declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

INSURED BANK OBLIGATIONS. The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

LENDING OF PORTFOLIO SECURITIES. The Funds may lend their securities. Securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. In determining whether to lend securities, the Adviser or its agent, will consider relevant facts and circumstances, including the creditworthiness of the borrower.

Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund’s policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive

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scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

Each Fund (except the Dunham Real Estate Stock Fund) limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry (see each Fund’s investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the

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borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association ("GNMA") are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage

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pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA or FHLMC.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Publicly Traded Partnerships. A Fund may invest in publicly traded partnerships (“PTPs”). PTPs are limited partnerships the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one of r more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTSs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “rollup” into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP’s which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved

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rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

MASTER LIMITED PARTNERSHIPS (“MLPs”). A Fund may invest in equity securities of MLPs. MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.

OTHER INVESTMENT COMPANIES. The Funds may invest in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds, which involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

EXCHANGE TRADED FUNDS. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-

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kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

OPEN-END INVESTMENT COMPANIES. The 1940 Act provides that an underlying fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 10% of a Fund's assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Funds may hold securities distributed by an underlying fund until the Manager determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their Manager. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

CLOSED-END INVESTMENT COMPANIES. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

PIPE TRANSACTIONS. The Funds may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by a Fund in such transactions are subject to resale restrictions under the federal securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to

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resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% (or, in the case of the Cash Reserves Fund, 10%) of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SHORT SALES. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker/dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

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If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker/dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

STRUCTURED PRODUCTS. Each Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The term “structured products” as used herein excludes synthetic convertibles. See “Investment Practices—Synthetic Convertible Securities.” The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

Each Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.

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Certain issuers of structured products may be deemed to be “investment companies” as defined in the Investment Company Act of 1940. As a result, the Fund’s investments in these structured products may be limited by the restrictions contained in the Investment Company Act of 1940. Structured products are typically sold in private placement transactions, and there currently may not be active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

SWAP AGREEMENTS. Each of the Funds may enter into interest rate, index, total return, and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the

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participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker/dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

SYNTHETIC CONVERTIBLE SECURITIES.A Fund may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities. In creating a synthetic security, a Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

A Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that

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issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

WARRANTS. Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. Each Fund may, from time to time, purchase securities on a “when-issued” or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association (“GNMA”), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

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TEMPORARY DEFENSIVE MEASURES

In response to market, economic, political or other conditions, each Sub-Adviser may temporarily use a different investment strategy for the respective Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities. This could affect a Fund’s performance and the Fund might not achieve its investment objectives.

PORTFOLIO TURNOVER RATE

Some Funds may engage in a high level of trading in seeking to achieve their investment objectives. Information regarding each Fund's portfolio turnover rate is available in the Financial Highlights section of the Prospectus. The portfolio turnover rate for a Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. A 100% portfolio turnover rate results, for example, if the equivalent of all the securities in the Fund’s portfolio are replaced in a one-year period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares. A Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. With respect to the Dunham Large Cap Value Fund, the Sub-Adviser was replaced effective July 5, 2015, resulting in an increase in portfolio turnover as the new Sub-Adviser implemented its Principal Investment Strategy.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than thirty days after the end of each month, each Fund will make available a complete schedule of its portfolio holdings as of the last day of the month. Each Fund files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current. Each filing discloses the Fund’s portfolio holdings as of the end of the applicable quarter.

Other than to rating agencies and service providers, as described below, a Fund does not selectively disclose its portfolio holdings to any person. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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•	The Adviser and Sub-Advisers. Personnel of the Adviser and Sub-Advisers, including personnel responsible for managing each Fund’s portfolio, may have full daily access to the Fund’s portfolio holdings because that information is necessary in order for the Adviser and Sub-Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser’s and each Sub-Adviser’s personnel may also release and discuss certain portfolio holdings with various broker/dealers.
•	Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.
•	Custodian. US Bank, N.A. is the custodian for the Dunham Funds; therefore, its personnel and agents have full daily access to each Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for each Fund.
•	BBD, LLP. BBD, LLP is the independent registered public accounting firm for the Dunham Funds; therefore, its personnel and agents receive information regarding each Fund’s portfolio holdings as needed with no time lag in order to provide the agreed upon services for each Fund.
•	Thompson Hine LLP. Thompson Hine LLP is independent legal counsel to the Trust; therefore, its personnel and agents may receive information regarding each Fund’s portfolio holdings as needed with no time lag to perform the agreed upon services.
•	Rating Agencies. Morningstar, Lipper and other mutual fund rating agencies may also receive each Fund’s full portfolio holdings, generally monthly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.
•	Funds’ Website (www.dunham.com). The Dunham Funds release quarterly fact sheets which are posted on the Funds’ website and include top ten holdings. These fact sheets are posted no sooner than ten days after the relevant calendar quarter end.

The Funds' Chief Compliance Officer, or designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next

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regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is led by Mr. Jeffrey A. Dunham, who has served as the Chairman of the Board of Trustees and President (Principal Executive Officer) since the Trust was organized in 2007. Mr. Dunham is an interested person by virtue of his indirect controlling interest in Dunham & Associates Investment Counsel, Inc. (the Trust's investment adviser and underwriter). The Board of Trustees is comprised of Mr. Dunham and three Independent Trustees. The Trust does not have a Lead Independent Trustee, but under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees generally meet in executive session quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including, generally, (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provides effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Dunham and three Independent Trustees with a standing independent Audit Committee with a separate chair who is also the Audit Committee financial expert. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Dunham has over 30 years of business experience in the investment management, brokerage and real estate businesses, holds a Bachelor of Science degree in Business Administration with an emphasis in Finance from San Diego State University and serves as Chairman of the Dunham Trust Company. He possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board. Mr. Timothy M. Considine has over 40 years of business experience in the financial services industry, primarily as a partner at an accounting firm, is a Certified Public Accountant ("CPA") and has served as a Director since 1992 of HomeFed Corp, a publicly-traded residential real estate developer. Mr. Henry R. Goldstein has over 40 years of general business experience and specialized experience in the telecom and financial services field, serving as an executive with, or consultant to, RBC Daniels, an investment banking and advisory financial services company serving the telecom industry. Mr. Paul A. Rosinack has over 30 years of general business experience including in the medical device and biotechnology industries where he has served as President, CEO and Director of Qualigen, Inc., a medical device manufacturer, since 2004. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee results in a highly qualified Board of Trustees.

Trustees and Officers

Because Dunham Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Funds, ensuring the Funds’ compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders. The Trustees oversee each portfolio in the Dunham Funds. The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

MANAGEMENT TABLE

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121.

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Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Non-Interested Trustees

Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age:75	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	16	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age:85	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2007.	16	None
Paul A. Rosinack c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite #2, Omaha, NE 68130 Age: 69	Trustee	Since January 2008	President/Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004-present.	16	None
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Interested Trustees and Officers
Jeffrey A. Dunham Age: 54	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc., (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), , 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	16	None
Denise S. Iverson Age: 57	Treasurer & Principal Financial Officer	Since January 2008

Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer, and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partners), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.

				N/A	N/A
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Joseph P. Kelly II Age: 41	Chief Compliance Officer	Since January 2014

General Counsel and Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), November 2013-present; Senior Associate, Dechert LLP (law firm), 2005-October 2013.

				N/A	N/A
Tamara Beth Wendoll Age: 45	Secretary and AML Officer	Since December 2008 and September 2010

Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment advisers, broker-dealer and distributor for mutual funds), 2008- present; Senior Executive Vice President, Marketing and Operations, Kelmoore Investment Company, Inc., 1998-2008.

				N/A	N/A
Ryan Dykmans Age: 34	Assistant Secretary	Since October 2015	Director of Research, June 2013-present; Senior Investment Analyst from 2009- 2013, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino 80 Arkay Dr., Ste. 110 Hauppauge, NY 11788 Age:46	Assistant Treasurer	Since January 2008	Senior Vice President – Fund Administration, 2012-present; Vice President (2004-2012); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A

^ Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Board of Trustees has an Audit Committee and a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Funds’ financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors

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and management’s responses thereto with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended October 31, 2014, the Audit Committee met five times. The Nominating Committee reviews and nominates candidates to serve as non-interested Trustees. During the fiscal year ended October 31, 2014, the Nominating Committee did not meet. The Nominating Committee generally will not consider nominees recommended by shareholders of a Fund.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee of the Trust who is not an interested person an fee of $4,250 for each board meeting attended in person; $250 for all telephonic board meetings. The cost is allocated among the Funds in accordance with a formula that takes into account the Advisers involved and the overall asset size of each affected Fund. No additional compensation will be provided for Committee meetings occurring on the same day as a Board meeting. Stand-alone Committee meetings will be compensated at the rate of $500 total for in-person meetings and $250 total for telephone meetings. The Trust also reimburses each Trustee for travel and other expenses incurred in attending meetings of the Board. With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by Dunham & Associates Investment Counsel Inc. (“Dunham & Associates” or the “Adviser”).  The Trust has agreed to pay the Adviser a fee in the amount of $135,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Investment Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

The following table sets forth information regarding the aggregate compensation received by the Independent Trustees from the Trust for the fiscal year ended October 31, 2015.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees
Timothy M. Considine	$13,000	N/A	N/A	$13,000
Henry R. Goldstein	$17,250	N/A	N/A	$17,250
Paul A. Rosinack	$17,250	N/A	N/A	$17,250

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

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Share Ownership. Information relating to share ownership by each Trustee of the Trust as of December 31, 2015 is set forth in the charts below:

Trustees	Aggregate Dollar Range of Securities In All Registered Funds Overseen by Trustee In Dunham Funds
Interested Trustee:
Jeffrey A. Dunham	Over $100,000
Non-Interested Trustees:
Timothy M. Considine	Over $100,000
Henry R. Goldstein	Over $100,000
Paul A. Rosinack	Over $100,000

Aggregate Dollar Range of Equity In Each Fund
Trustees:
	Jeffrey A. Dunham	Timothy M. Considine	Henry R. Goldstein	Paul A. Rosinack
Dunham Corporate/ Government Bond Fund	$1-$10,000	Over $100,000	$10,001-$50,000	$10,001-$50,000
Dunham Monthly Distribution Fund	Over $100,000	$10,001-$50,000	Over $100,000	Over $100,000
Dunham Floating Rate Bond Fund	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000
Dunham High-Yield Bond Fund	Over $100,000	Over $100,000	$50,001-$100,000	$50,001-$100,000
Dunham International Opportunity Bond Fund	Over $100,000	$1-$10,000	$10,001-$50,000	$10,001-$50,000
Dunham Dynamic Macro Fund	$10,001-$50,0001	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Dunham Alternative Strategy Fund	None		$1-$10,000	$10,001-$50,000
Dunham Appreciation & Income Fund	None		$10,001-$50,000	$10,001-$50,000
Dunham Large Cap Value Fund	None	$50,001-$100,000	$10,001-$50,000	Over $100,000
Dunham Focused Large Cap Growth Fund	Over $100,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Dunham International Stock Fund	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	Over $100,000
Dunham Real Estate Stock Fund	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Dunham Small Cap Value Fund	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Dunham Emerging Markets Stock Fund	Over $100,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
Dunham Small Cap Growth Fund	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

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As of December 31, 2015, Mr. Dunham owned of record or beneficially owned over $2.3 million of one or more series of the Dunham Funds.

PRINCIPAL HOLDERS OF SECURITIES

The following table provides the name and address of any person who owns of record or is known to the Trust to beneficially own 5% or more of the outstanding shares of a Fund as of August 10, 2016.

Dunham Trust Company 730 Sandhill Road, Suite 310 Reno, NV 89521	Holds the following percentages:
Dunham Monthly Distribution Fund- Class N	85.74%
Dunham Monthly Distribution Fund- Class C	13.50%
Dunham Floating Rate Bond Fund-Class N	99.49%
Dunham Floating Rate Bond Fund-Class C	70.60%
Dunham Corporate/Government Bond- Class N	99.44%
Dunham Corporate/Government Bond- Class C	49.26%
Dunham High-Yield Bond Fund- Class N	96.55%
Dunham High-Yield Bond Fund- Class C	35.71%
Dunham International Opportunity Bond Fund-Class N	99.72%
Dunham International Opportunity Bond Fund-Class C	69.84%
Dunham Dynamic Macro Fund- Class N	95.67%
Dunham Dynamic Macro Fund- Class C	67.19%
Dunham Appreciation & Income Fund- Class N	94.39%
Dunham Appreciation & Income Fund- Class C	41.09%
Dunham Alternative Strategy Fund – Class N	70.78%
Dunham Alternative Strategy Fund – Class C	54.73%
Dunham Large Cap Value Fund- Class N	94.87%
Dunham Large Cap Value Fund- Class C	63.34%
Dunham Focused Large Cap Growth Fund – Class C	55.39%
Dunham Focused Large Cap Growth Fund – Class N	73.52%
Dunham International Stock Fund- Class N	88.78%
Dunham International Stock Fund- Class C	71.84%
Dunham Real Estate Stock Fund- Class N	91.01%
Dunham Real Estate Stock Fund- Class C	41.34%
Dunham Small Cap Value Fund- Class N	93.49%
Dunham Small Cap Value Fund- Class C	65.51%
Dunham Small Cap Growth Fund- Class N	77.15%
Dunham Small Cap Growth Fund- Class C	49.60%
Dunham Emerging Markets Stock Fund- Class N	87.71%
Dunham Emerging Markets Stock Fund- Class C	70.73%

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FUND	CLASS	% CLASS
Dunham Alternative Strategy Fund
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 64105	A	8.09%

Dunham Corporate/Government Bond Fund
Kathryn R. Regan P.O. Box 2052 Jersey City, NJ 07303	C	8.34%

Dunham Appreciation & Income Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	C	8.89%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	C	6.00%

Dunham Large Cap Value Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	C	9.78%

Dunham Small Cap Growth Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	C	20.86%

Dunham Emerging Markets Stock Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	C	5.88%

Dunham Real Estate Stock Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	C	7.03%

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Dunham International Stock Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	C	8.73%

Dunham Focused Large Cap Growth
Mid Atlantic Trust Company FBO Frank Schipper Construction Co. Pre 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	C	5.20%

Dunham Small Cap Value Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	C	5.23%

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders. Additional information on owners of more than 25% of a Fund’s outstanding shares is presented below:

Dunham Trust Company is a private Nevada Trust

Charles Schwab & Co., Inc., a California corporation, is a subsidiary of The Charles Schwab Corporation

As of August 10, 2016, the Trustees and officers as a group owned less than 1% of the outstanding shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

The Investment Adviser of the Funds is Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”), 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121. The Adviser is wholly owned by Dunham & Associates Holdings, Inc. (“Dunham Holdings”). Jeffrey Dunham owns a controlling 95% interest in Dunham Holdings which represents 100% of the voting shares of Dunham Holdings. The Adviser, which was founded in 1985, offers investment advisory services to pension plans, pooled investment vehicles, high-net worth individuals and mutual funds. Pursuant to the Investment Management Agreement with the Funds (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Trustees and in conformity with the stated policies of the Funds, manages the operations of the Funds and reviews the performance of the Sub-Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. The Advisory Agreement was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on December 14-15, 2015. The Adviser and AdvisorOne Funds, have obtained an exemptive order (the “Order”) from the Securities and Exchange Commission that permits the Adviser to enter into sub-advisory agreements with Sub-Advisers

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without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees of the Funds, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. The Trust may rely on the Order provided the Funds are managed by the Adviser and other conditions are met.

The Order also permits the Adviser, subject to the approval of the Trustees, to replace Sub-Advisers or amend sub-advisory agreements without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and the Trust on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund (not the Adviser) pays the Sub-Adviser a fulcrum fee. Each Fund’s Sub-Adviser is compensated based on its performance and each sub-advisory agreement is a fulcrum fee. Below are the approved Fulcrum fee arrangements:

Fund:	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Corporate/Government Bond Fund	0.65% – 0.95%	0.50%	0.15% - 0.45%
Dunham Monthly Distribution Fund*	0.90% –1.90%	0.65%	0.25% - 1.25%
Dunham Floating Rate Bond Fund	0.80% – 1.20%	0.60%	0.20% - 0.60%
Dunham High-Yield Bond Fund	0.80% – 1.20%	0.60%	0.20% - 0.60%
Dunham International Opportunity Bond Fund	0.80% – 1.30%	0.60%	0.20% -0.70%
Dunham Dynamic Macro Fund	1.05% – 1.75%	0.65%	0.40% - 1.10%
Dunham Alternative Strategy Fund	0.95% – 1.35%	0.65%	0.30% - 0.70%
Dunham Appreciation & Income Fund	0.85% – 1.35%	0.65%	0.20% - 0.70%
Dunham Large Cap Value Fund	0.75% – 1.15%	0.65%	0.10% - 0.50%
Dunham Focused Large Cap Growth Fund	0.85% – 1.15%	0.65%	0.20% - 0.50%
Dunham International Stock Fund	0.95% – 1.65%	0.65%	0.30% - 1.00%
Dunham Real Estate Stock Fund	0.75% – 1.35%	0.65%	0.10% - 0.70%
Dunham Small Cap Value Fund	0.75% – 1.45%	0.65%	0.10% - 0.80%
Dunham Emerging Markets Stock Fund	0.75% – 1.55%	0.65%	0.10% - 0.90%
Dunham Small Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%
Dunham Alternative Dividend Fund	0.95% - 1.55%	0.65%%	0.30% - 0.90%

* The Sub-Adviser’s compensation may be lower pursuant to breakpoints should the Fund’s assets exceed $500 million. The Sub-Adviser has contractually agreed to waive or limit its Sub-Advisory fees so that such fees, on an annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets. This agreement shall remain in effect at least until February 28, 2017.

All of the sub-advisory fees below are within the limits of the following negotiable sub-advisory fee ranges pre-approved by shareholders of each Fund at the August 26, 2005 shareholder meeting, or the initial shareholder of a Fund, as noted:

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Fund:	Base Fee +/- Fulcrum Fee	Pre-Approved Negotiable Range of Sub-Advisory Fees
Dunham Corporate/ Government Bond Fund	30 basis points (0.30%) +/- 15 basis points (0.15%)	0% - 0.70%
Dunham Monthly Distribution Fund	75 basis points (0.75%) +/- 50 basis points (0.50%)	0% - 1.50%(1)
Dunham Floating Rate Bond Fund	40 basis points (0.40%) +/- 20 basis points (0.20%)	0% - 0.90%(2)
Dunham High-Yield Bond Fund	40 basis points (0.40%) +/- 20 basis points (0.20%)	0% - 0.80%(3)

Dunham International Opportunity Bond Fund	45 basis points (0.45%) +/-25 basis points (0.25%)	0% - 0.95%(3)
Dunham Dynamic Macro Fund	75 basis points (0.75%) +/-35 basis points (0.35%)	0% - 1.50%(4)
Dunham Alternative Strategy Fund	50 basis points (0.50%) +/- 20 basis points (0.20%)	0% - 1.50%(5)
Dunham Appreciation & Income Fund	45 basis points (0.45%) +/- 45 basis points (0.45%)	0% - 1.50%
Dunham Large Cap Value Fund	30 basis points (0.30%) +/- 20 basis points (0.20%)	0% - 1.00%
Dunham Focused Large Cap Growth Fund	35 basis points (0.34%) +/- 15 basis points (0.15%)	0% -1.10%(6)
Dunham International Stock Fund	65 basis points (0.65%) +/- 35 basis points (0.35%)	0% - 1.00%
Dunham Real Estate Stock Fund	40 basis points (0.40%) +/- 30 basis points (0.30%)	0% - 1.00%
Dunham Small Cap Value Fund	45 basis points (0.45%) +/- 35 basis points (0.35%)	0% - 1.50%
Dunham Emerging Markets Stock Fund	50 basis points (0.50%) +/- 40 basis points (0.40%)	0% - 1.20%
Dunham Small Cap Growth Fund	50 basis points (0.50%) +/- 50 basis points (0.50%)	0% - 1.30%
Dunham Alternative Dividend Fund	60 basis points (0.60%) +/- 30 basis points (0.30%)	0% - 1.20%(7)

(1)	The range for the Dunham Monthly Distribution Fund was approved by the initial Dunham Monthly Distribution Fund shareholder on May 14, 2008.
(2)	The range for the Dunham International Opportunity Bond Fund and the range of the Dunham Floating Rate Bond Fund was approved by the initial Dunham International Opportunity Bond Fund shareholder and the initial Dunham Floating Rate Bond Fund shareholder on November 1, 2013.
(3)	The range for Dunham High-Yield Bond Fund was approved by the initial Dunham High-Yield Bond Fund shareholder on July 1, 2005.
(4)	The range for the Dunham Dynamic Macro Fund was approved by the initial Dunham Dynamic Macro Fund shareholder on April 29, 2010.
(5)	The range for the Dunham Alternative Strategy Fund was approved by the initial Dunham Alternative Strategy Fund shareholder on February 22, 2013.
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(6)	The range for the Dunham Focused Large Cap Growth Fund was approved by the initial Dunham Focused Large Cap Growth Fund shareholder on December 8, 2011.
(7)	The range for the Dunham Alternative Dividend Fund was approved by the initial Dunham Alternative Dividend Fund shareholder on August 31, 2016.

The Monthly Distribution Fund pays its Sub-Adviser, Westchester Capital Management, LLC, a base fee in the annual amount of 0.75% on the first $500 million, 0.725% on the next $100 million, 0.720% on the next $100 million, 0.715% on the next $100 million, 0.710% on the next $100 million, 0.705% on the next $100 million, and 0.700% on assets over $1 billion. Furthermore, the Sub-Adviser has agreed to begin reducing the maximum positive performance fee adjustment once Fund net assets exceed $1 billion. Specifically, for exceeding the benchmark index by 1.25% or more over each 12-month rolling measurement period, the Sub-Adviser receives a maximum positive performance fee adjustment on the 12-month average net assets of 0.50% on the first $1 billion, a maximum positive performance fee adjustment of 0.475% on the next $500 million, a maximum positive performance fee adjustment of 0.45% on the next $500 million, a maximum positive performance fee adjustment of 0.425% on the next $1 billion, a maximum positive performance fee adjustment of 0.40% on the next $1 billion, a maximum positive performance fee adjustment of 0.35% on the next $1 billion, and a maximum positive performance fee adjustment of 0.30% on assets over $5 billion.

The Dunham Monthly Distribution Fund’s Sub-Adviser, Westchester Capital Management, LLC, has contractually agreed to waive or limit its Sub-Advisory fees so that such fees, on an annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets; the agreement became effective as of April 1, 2013 and shall remain in effect at least until February 28, 2017.

The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2015.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$269,264	-	$269,264	$83,408	-	$83,408
Dunham Monthly Distribution Fund	$1,905,882	-	$1,905,882	$2,277,550	$(238,561)	$2,038,989
Dunham Floating Rate Bond Fund	$500,765	-	$500,765	$265,021	-	$265,021
Dunham High-Yield Bond Fund	$690,883	-	$690,883	$197,749	-	$197,749
55

Dunham International Opportunity Bond Fund	$284,479	-	$284,479	$144,998	-	$144,998
Dunham Dynamic Macro Fund	$161,056	-	$161,056	$234,206	-	$234,206
Dunham Alternative Strategy Fund^	$139,285	-	$139,285	$66,808	-	$66,808
Dunham Appreciation & Income Fund	$188,182	-	$188,182	$74,303	-	$74,303
Dunham Large Cap Value Fund	$361,580	-	$361,580	$95,583*	-	$95,583*
Dunham Focused Large Cap Growth Fund	$ 390,906	-	$390,906	$229,477	-	$229,477
Dunham International Stock Fund	$511,780	-	$511,780	$699,836	-	$699,836
Dunham Real Estate Stock Fund	$322,741	-	$322,741	$330,303	-	$330,303
Dunham Small Cap Value Fund	$188,627	-	$188,627	$186,329	-	$186,329
Dunham Emerging Markets Stock Fund	$292,998	-	$292,998	$269,129	-	$269,129
Dunham Small Cap Growth Fund	$216,616	-	$216,616	$169,589	-	$169,589
Dunham Alternative Dividend Fund**	N/A	N/A	N/A	N/A	N/A	N/A

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*A new Sub-Advisory Agreement became effective July 1, 2015. Of the amount shown in the table above, the former Sub-Adviser received $40,447 and the current Sub-Adviser received $55,136 in sub-advisory fees.

** Had not yet commenced operations.

The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2014.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$284,622	-	$284,622	$249,947	-	$249,947
Dunham Monthly Distribution Fund	$1,720,711	-	$1,720,711	$3,159,008	$(455,433)	$2,703,575
Dunham Floating Rate Bond Fund	$385,030	-	$385,030	$128,343	-	$128,343
Dunham High-Yield Bond Fund	$864,240	-	$864,240	$349,600	-	$349,600
Dunham International Opportunity Bond Fund	$233,726	-	$233,726	$77,849	-	$77,849
Dunham Dynamic Macro Fund	$61,887	-	$61,887	$12,864	-	$12,864
Dunham Alternative Strategy Fund^	$142,220	-	$142,220	$129,416	-	$129,416
Dunham Appreciation & Income Fund	$164,751	-	$164,751	$67,893	-	$67,893
Dunham Large Cap Value Fund	$333,303	-	$333,303	$152,093	-	$152,093
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Dunham Focused Large Cap Growth Fund	$252,601	-	$252,601	$123,310	-	$123,310
Dunham International Stock Fund	$438,050	-	$438,050	$638,498	-	$638,498
Dunham Real Estate Stock Fund	$288,779	-	$288,779	$259,634	-	$259,634
Dunham Small Cap Value Fund	$166,085	-	$166,085	$81,278	-	$81,278
Dunham Emerging Markets Stock Fund	$234,695	-	$234,695	$60,885	-	$60,885
Dunham Small Cap Growth Fund	$161,539	-	$161,539	$163,824	-	$163,824
Dunham Alternative Dividend Fund**	N/A	N/A	N/A	N/A	N/A	N/A

** Had not yet commenced operations.

The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2013.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$591,910	-	$591,910	$530,191	-	$530,191
Dunham Monthly Distribution Fund	$1,499,043	-	$1,499,043	$2,684,059	$(235,514)	$2,448,545
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Dunham Floating Rate Bond Fund**	N/A	N/A	N/A	N/A	N/A	N/A
Dunham High-Yield Bond Fund	$925,202	-	$925,202	$402,822	-	$402,822
Dunham International Opportunity Bond Fund**	N/A	N/A	N/A	N/A	N/A	N/A
Dunham Dynamic Macro Fund	$79,043	-	$79,043	$9,655	-	$9,655

Dunham Alternative Strategy Fund^	$49,366	-	$49,366	$24,327	-	$24,327
Dunham Appreciation & Income Fund	$172,433	-	172,433	$55,121	-	$55,121
Dunham Large Cap Value Fund	$293,717	-	$293,717	$1,167	-	$1,167
Dunham Focused Large Cap Growth Fund	$76,366	$(1,109)	$75,257	$33,517	$(1,931)	$31,586
Dunham International Stock Fund	$363,499	-	$363,499	$509,179	-	$509,179
Dunham Real Estate Stock Fund	$204,111	-	$204,111	$60,682	-	$60,682
Dunham Small Cap Value Fund	$118,691	-	$118,691	$(1,316)	-	$(1,316)
Dunham Emerging Markets Stock Fund	$187,412	-	$187,412	$192,746	-	$192,746
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Dunham Small Cap Growth Fund	$147,490	-	$147,490	$30,735	-	$30,735
Dunham Alternative Dividend Fund**	N/A	N/A	N/A	N/A	N/A	N/A

^ During the fiscal period August 1, 2012 to February 21, 2013, the Predecessor Fund’s adviser, Sherwood Forest Capital Management (now known as Market Concepts, LLC) earned an aggregate fee of $68,787 and waived and/or reimbursed $94,037 For the fiscal year ended July 31, 2012, the Predecessor Fund’s adviser earned an aggregate fee of $199,816 and waived and/or reimbursed $126,238.

*Because of the Fulcrum fee methodology in place for the Funds, all Funds accrued sub-advisory fees over the first year and pay them out at the end of the year; however, the Funds will pay out the base fee portion of the sub-advisory fee each month during the first year. In the tables above, Dunham Dynamic Macro and Dunham Emerging Markets Stock sub-advisers were paid the base fee portion of the sub-advisory fee each month during the first twelve months each sub-adviser managed its respective Fund.

** Had not yet commenced operations.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers

In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months. However, under each Dunham Fund’s sub-advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance) to its Benchmark from inception of the contract to date, on the day of calculation. In this manner, performance counts from the very first day of each sub-advisory agreement.

Each Fund’s fulcrum fee will be calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund’s benchmark (the “Performance Fee”). Depending on the particular sub-advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). In addition, certain sub-advisors have agreed to waive a portion of their overall fees during an initial period of either one year or eighteen months.

During the first twelve months of each Fund’s sub-advisory agreement, the Fund will accrue, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”). However, because each such sub-advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year (in most cases, 0.00%), the Sub-Adviser in most cases will receive no compensation until the end of the first year. At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the

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first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee. Beginning with the thirteenth month of operation under each sub-advisory agreement, the entire sub-advisory fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the benchmark over the prior rolling twelve-month period. In other words, after the initial twelve-month period, each Fund’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry. By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee monthly.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The following example illustrates the fulcrum fee methodology employed in each sub-advisory agreement. In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%. In addition, the example shows a null zone of plus or minus 0.25%, and the sub-advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark. Each of these Fees/factors/rates/amounts will vary with each sub-advisory agreement.

SAMPLE SUB-ADVISORY FEE TABLE

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
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0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Below is a list of the Funds with each corresponding Benchmark Index:

Fund Name	Benchmark
Dunham Corporate / Government Bond Fund	Barclays Aggregate Bond Index
Dunham Monthly Distribution Fund	IQ Hedge Market Neutral Beta Index
Dunham Floating Rate Bond Fund	S&P/LSTA Leveraged Loan Index
Dunham High-Yield Bond Fund	Bank of America Merrill Lynch BB-B U.S. Non-Distressed High-Yield Index
Dunham International Opportunity Bond Fund	Barclays Global Aggregate Bond ex-US Index Unhedged Index
Dunham Dynamic Macro Fund	Index IQ IQ Hedge Global Macro Beta Index
Dunham Alternative Strategy Fund	Credit Suisse Managed Futures Liquid Index
Dunham Appreciation & Income Fund	BofA Merrill Lynch All Convertibles All Qualities Index
Dunham Large Cap Value Fund	Russell 1000 Value Index
Dunham Focused Large Cap Growth Fund	Russell 1000 Growth Index
Dunham International Stock Fund	MSCI AC World ex US Index (Net)
Dunham Real Estate Stock Fund	FTSE NAREIT All REIT Index
Dunham Small Cap Value Fund	Russell 2000 Value Index
Dunham Emerging Markets Stock Fund	MSCI Emerging Markets Index (Net)
Dunham Small Cap Growth Fund	Russell 2000 Growth Index
Dunham Alternative Dividend Fund	Dow Jones Moderately Conservative Index

Subject to the supervision and direction of the Adviser and, ultimately, the Trustees, each Sub-Adviser manages the securities held by the Fund it serves in accordance with the Fund’s stated investment objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund. The fee paid to each Sub-Adviser is governed by each Fund’s respective Sub-Advisory Agreement. Each Fund pays its respective Sub-Adviser directly pursuant to a fulcrum fee arrangement.

Expenses not expressly assumed by the Adviser under the Advisory Agreement or by the Distributor under the Distribution Agreement are paid by the Trust. Expenses incurred by a Fund are allocated among the various Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust’s Board of Trustees. The fees payable to each Sub-Adviser pursuant to the Sub-Advisory Agreements between each Sub-Adviser and Dunham & Associates with respect to the Funds are paid by Dunham & Associates. Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the

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Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement may be terminated by the Trust, Dunham & Associates, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Sub-Adviser, or by the Sub-Adviser upon at least 30 days but not more than 60 days written notice. Each Sub-Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Process for Selection and Oversight of Sub-Advisers:

To select Sub-Advisers to present to the Fund’s Board of Trustees (the “Board”), the Adviser analyzes both quantitative and qualitative factors.

Quantitative Criteria: A review of the money manager’s: (1) absolute and relative performance; (2) performance in rising markets; (3) performance and falling markets; (4) risk-adjusted performance; and (5) assets under management.

Qualitative Factors: After identifying a group of money managers on a quantitative basis, interviews are conducted with members of each firm’s senior management team. Each firm’s industry background and history is examined and their Federal Form ADV is carefully scrutinized to ascertain the manager’s organizational structure, investment practices, and compliances with securities regulations. Qualitative criteria utilized may include, among other factors, a review of the manager’s: (1) professional staff; (2) investment philosophy; (3) decision making process; (4) research and trading capabilities; (5) operations and systems capabilities; (6) communications and reporting skills; and (7) organizational stability; and (8) overall reputation in the industry.

Process for Monitoring Performance: Fund performance is monitored on a regular basis by the Trust largely utilizing the quantitative factors listed above. On a quarterly basis, each Fund’s performance is provided to the Board, and on an annual basis, the Company arranges for each Fund’s Sub-Adviser to appear before the Board to present the Fund’s overall performance for the year.

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Process for Overseeing Compliance With Fund Investment Policies and Restrictions: The Trust’s Chief Compliance Officer is responsible for overseeing compliance be the Fund’s Service Providers with the Fund’s investment policies and restrictions. The Trustees receive quarterly reports from Sub- Advisers to the Fund respecting commissions on portfolio transactions, soft dollar arrangements and best execution procedures.

AFFILIATIONS AND CONTROL OF THE ADVISER AND OTHER SERVICE PROVIDERS

Dunham & Associates Investment Counsel, Inc., the investment adviser for the Funds also serves as the Distributor to the Funds. Gemini Fund Services, LLC, a wholly owned subsidiary of NorthStar Financial Services Group, LLC, a Nevada limited liability company, is the administrator for the Funds.

ADMINISTRATION, FUND ACCOUNTING AND CUSTODY ADMINISTRATION SERVICES

The Administrator for the Funds is Gemini Fund Services, LLC, (the “Administrator”), which has its principal office at the 80 Arkay Drive, Ste. 110, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. For the services rendered to the Funds by the Administrator, the Funds pay the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

Administration Services. Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board of Trustees at a meeting held on September 23, 2004 and approved by the Board of Trustees at the Dunham Funds organizational meeting on January 15, 2008. The Agreement shall remain in effect for two years from the date of its approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Administration Service Agreement is terminable by the Board of Trustees or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with

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Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and the Prospectuses.

Each of the Funds accrued the following amounts in administrative fees for the fiscal years ended October 31, 2013, October 31, 2014 and October 31, 2015:

FUND	October 31, 2013	October 31, 2014	October 31, 2015
Dunham Corporate/Government Bond Fund	$109,419	$82,103	$82,109
Dunham Monthly Distribution Fund	$187,279	$148,823	$180,135
Dunham Floating Rate Bond Fund	N/A*	$109,138	$101,999
Dunham High-Yield Bond Fund	$125,025	$116,983	$89,598
Dunham International Opportunity Fund	N/A*	$33,428	$48,990
Dunham Dynamic Macro Fund	$8,722	$6,585	$14,434
Dunham Alternative Strategy Fund	$5,316**	$11,690	$13,259
Dunham Appreciation & Income Fund	$19,051	$25,632	$20,699
Dunham Large Cap Value Fund	$28,609	$30,583	$34,907
Dunham Focused Large Cap Growth Fund	$8,872	$23,034	$34,357
Dunham International Stock Fund	$61,158	$65,282	$78,398
Dunham Real Estate Stock Fund	$22,978	$26,853	$28,959
Dunham Small Cap Value Fund	$14,292	$16,738	$22,887
Dunham Emerging Markets Stock Fund	$26,915	$27,800	$34,393
Dunham Small Cap Growth Fund	$18,427	$15,581	$20,764
Dunham Alternative Dividend Fund	N/A*	N/A*	N/A*

* Not yet operational.

**The Fund accrued $22,377 in administrative fees during its prior fiscal year ended July 31, 2013.

Fund Accounting Services. The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

Each of the following Funds accrued the following amounts in fund accounting fees for the fiscal years ended, October 31, 2013 October 31, 2014 and October 31, 2015:

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FUND	October 31, 2013	October 31, 2014	October 31, 2015
Dunham Corporate/Government Bond Fund	$41,340	$19,492	$16,736
Dunham Monthly Distribution Fund	$90,002	$83,899	$85,683
Dunham Floating Rate Bond Fund	N/A*	$20,323	$24,592
Dunham High-Yield Bond Fund	$59,824	$47,673	$33,600
Dunham International Opportunity Bond Fund	N/A*	$12,651	$15,026
Dunham Dynamic Macro Fund	$3,956	$3,468	$7,778
Dunham Alternative Strategy Fund	$3,206**	$6,364	$6,842
Dunham Appreciation & Income Fund	$9,927	$8,199	$8,340
Dunham Large Cap Value Fund	$14,983	$16,930	$18,233
Dunham Focused Large Cap Growth Fund	$4,361	$12,179	$17,183
Dunham International Stock Fund	$19,546	$21,855	$24,115
Dunham Real Estate Stock Fund	$11,837	$14,401	$14,438
Dunham Small Cap Value Fund	$6,362	$8,497	$8,638
Dunham Emerging Markets Stock Fund	$10,304	$11,729	$14,040
Dunham Small Cap Growth Fund	$8,301	$7,980	$9,749
Dunham Alternative Dividend Fund	N/A*	N/A*	N/A*

* Not yet operational.

**The Fund accrued $14,828 in fund accounting fees for during its prior fiscal year ended July 31, 2013.

CUSTODIAN

US Bank, N.A. (“US Bank”) serves as the custodian for the Funds’ assets pursuant to a Custody Agreement by and between US Bank and the Trust. US Bank’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custodian Contract, US Bank also provides certain accounting and pricing services to the Fund; maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; reconciles bank account balances monthly; records purchases and sales based upon communications from the Adviser and Sub-Advisers; and prepares monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds. The Funds may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. US Bank’s principal place of business is 425 Walnut Street, Cincinnati, OH 45202.

TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreements with Funds dated September 23, 2004 Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

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DISTRIBUTION OF SHARES

Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Distributor”), 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121 is the Fund’s Adviser as well as the Distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), between the Trust on behalf of the Funds, and the Distributor. Dunham & Associates is a registered broker/dealer and member of the Financial Industry Regulatory Authority Shares of the Funds are offered on a continuous basis. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds’ shares.

For the fiscal years ended October 31, 2015, October 31, 2014, and October 31, 2013, the Distributor received $32,609, $42,609, and $21,620.15, respectively from the Funds for underwriting services.

The following table represents all commissions and other compensation received by the principal underwriter, who is an affiliated person of the Funds, during the fiscal year ended October 31, 2015.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Dunham & Associates Investment Counsel, Inc.	None	None	None	$32,609

The Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), pursuant to which Class C shares pay the Distributor or other entities compensation accrued daily and payable monthly for distribution services. Class C shares charge Rule 12b-1 fees at the annual rate of 0.75% for the Equity Funds and 0.50% for the Fixed-Income Funds of a Fund’s net assets attributable to said Class C shares.

In addition, the Funds have adopted a Shareholder Servicing Plan (the “Servicing Plan,” together with the 12b-1 Plan, the “Plans”) for each Fund’s Class A and Class C shares, pursuant to which such Shares pay the Distributor or other entities compensation accrued daily and payable monthly for shareholder services. Each of Class A and Class C shares charge shareholder servicing fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A and Class C shares. For the fiscal years ended October 31, 2015, October 31, 2014, and October 31, 2013, each Fund paid the following fees pursuant to the Plans for Class A and Class C shares:

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FUND	October 31, 2015*	October 31, 2014*	October 31, 2013*
Dunham Corporate/ Government Bond Fund	$38,069	$45,698	$79,199
Dunham Monthly Distribution Fund	$710,300	$606,942	$489,555
Dunham Floating Rate Bond Fund^	$49,661	$44,378	N/A
Dunham High-Yield Bond Fund	$116,738	$147,947	$151,123
Dunham International Opportunity Bond Fund^	$26,645	$19,048	N/A
Dunham Dynamic Macro Fund	$24,972	$19,288	$23,883
Dunham Alternative Strategy Fund**	$14,808	$24,403	$11,206
Dunham Appreciation & Income Fund	$55,804	$50,968	$48,892
Dunham Large Cap Value Fund	$73,097	$67,990	$60,533
Dunham Focused Large Cap Growth Fund	$85,068	$67,886	$29,976
Dunham International Stock Fund	$90,713	$83,097	$65,183
Dunham Real Estate Stock Fund	$65,185	$39,831	$36,406
Dunham Small Cap Value Fund	$32,727	$29,201	$23,050
Dunham Emerging Markets Stock Fund	$44,553	$39,420	$46,670
Dunham Small Cap Growth Fund	$50,498	$44,588	$36,840
Dunham Alternative Dividend Fund	N/A***	N/A***	N/A***

*Fees paid under the 12b-1 Plan that were retained by the Distributor amounted to $368,301, $364,493, and $333,996 for the fiscal years end October 31, 2015, October 31, 2014, and October 31, 2013, respectively.

**For the fiscal year ended July 31, 2013, the Fund, including the Predecessor Fund, incurred distribution and shareholder servicing fees of $10,891.

^ The Dunham Floating Rate Bond Fund and the Dunham International Opportunity Bond Fund commenced operations on November 1, 2013.

***Not yet operational.

The Distributor estimates that the amounts paid under the 12b-1 Plans for the fiscal year ended October 31, 2015 was spent in approximately the following ways: (i) $1,510,200 compensation to broker/dealers; and (ii) $4,988.22 on other expenses relating to marketing, quarterly highlight sheets, investor symposiums, postage, etc.

The Distributor estimates that the amounts paid under the 12b-1 Plans for the fiscal year ended October 31, 2014 was spent in approximately the following ways: (i) $1,378,197 compensation to broker/dealers; (ii) $10,480.28 on other expenses relating to marketing, quarterly highlight sheets, investor symposiums, postage, etc.

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plan, on January 15, 2008. The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically

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approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plans (“Plan Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans. The Plans may be terminated at any time by the Trust or the Funds by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting Class C shares of the Trust or the Funds. Each Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Plans, the Trustees receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The services to be provided under the plans may include, but are not limited to, the following: assistance in the offering and sale of Class A and Class C shares of the Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Plan Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

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CODES OF ETHICS

The Trust, the Adviser/Distributor, and the Sub-Advisers have each adopted codes of ethics, as required by Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading. In that regard, Fund portfolio managers and other investment personnel must pre-clear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code. Fund portfolio managers and other investment personnel who comply with the Code’s pre-clearance and disclosure procedures may be permitted to purchase, sell or hold securities which also may be or are held in a Fund they manage or for which they otherwise provide investment advice.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund’s respective Sub-Adviser. The Sub-Advisers will vote such proxies in accordance with their proxy voting policies and procedures. Each Sub-Adviser’s proxy voting policies and procedures are attached as Appendix B to this SAI.

The actual voting records relating to portfolio securities for each Fund during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, (888) 3DUNHAM or by accessing the SEC's website at www.sec.gov. In addition, a copy of the proxy voting policies and procedures of each Fund's Sub-Adviser are also available by calling toll free (888) 3DUNHAM and will be sent within three business days of receipt of a request.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to the Dunham Funds and assets under management in those accounts as of October 31, 2015 unless otherwise noted:

Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
Alexander Yakirevich	2	$72	1	$35	22	$513	$620
Pier Capital LLC
Dunham Small Cap Growth Fund
Richard A. Hocker, CIO	3	$340	13	$650	136	$4,828	$5,946
PENN Capital Management Co., Inc.
Dunham High-Yield Bond Fund
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Dunham Appreciation and Income Fund
Peter R. Duffy, CFA	1	$98	2	$412	52	$1,648	$2,157
PENN Capital Management Co., Inc.
Dunham High-Yield Bond Fund
Joseph Maguire, CFA	0	$0	2	$21	22	$254	$275
PENN Capital Management Co., Inc.
Dunham Appreciation and Income Fund
Steven Civera, CFA	0	$0	1	$9	6	$175	$184
PENN Capital Management Co., Inc.
Dunham Appreciation and Income Fund
Doug Stewart Market Concepts, LLC Dunham Alternative Strategy Fund	0	$0	0	$0	0	$0	$0
Joseph McDonald	0	$0	0	$0	0	$0	$0
Market Concepts, LLC
Dunham Alternative Strategy Fund
William Johnson	0	$0	0	$0	71	$133	$133
The Ithaka Group, LLC
Dunham Focused Large Cap Growth Fund
Scott O'Gorman, Jr.	0	$0	0	$0	223	$586	$586
The Ithaka Group, LLC
Dunham Focused Large Cap Growth Fund
Roy D. Behren	4	$5,388	2	$65	0	$-	$5,454
Westchester Capital Management, LLC
Dunham Monthly Distribution Fund
Michael T. Shannon	4	$5,388	2	$65	0	$-	$5,454
Westchester Capital Management, LLC
Dunham Monthly Distribution Fund
David L. Albrycht, CFA	17	$10,300	1	$27	0	$0	$10,327
Newfleet Asset Management LLC
Dunham Corporate/ Government Bond Fund
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Dunham Floating Rate Bond Fund
Christopher J. Kelleher, CFA	5	$894	0	$0	5	$157	$1,000
Newfleet Asset Management LLC
Dunham Corporate/ Government Bond Fund
Kyle A. Jennings, CFA*	3	$1,000	3	$261	0	$0	$1,256
Newfleet Asset Management LLC
Dunham Floating Rate Bond Fund
Francesco Ossino*	5	$1,300	3	$261	0	$0	$1,556
Newfleet Asset Management LLC
Dunham Floating Rate Bond Fund
John S. Albert, CFA	1	$28	1	$26	18	$279	$333
Piermont Capital Management, LLC
Dunham Small Cap Value Fund
Kevin A. Finn, CFA	1	$28	1	$26	18	$279	$333
Piermont Capital Management, LLC
Dunham Small Cap Value Fund
Chris R. Kaufman	1	$1	1	$18	32	$1,090	$1,108
Rothschild Asset Management Inc. Dunham Large Cap Value Portfolio
Paul Roukis	1	$1	1	$18	32	$1,090	$1,108
Rothschild Asset Management Inc.
Dunham Large Cap Value Fund
Vassilis Dagioglu	5	$1,651	42	$6,566	34	$4,397	$12,614
Mellon Capital Management Corporation
Dunham Dynamic Macro Fund
James Stavena	5	$1,651	42	$6,566	34	$4,397	$12,614
Mellon Capital Management Corporation
Dunham Dynamic Macro Fund
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Torrey Zaches	5	$1,651	42	$6,566	34	$4,397	$12,614
Mellon Capital Management Corporation
Dunham Dynamic Macro Fund
Dave Wharmby, CFA	4	$2,033	1	$20	7	$242	$2,295
Cornerstone Real Estate Advisers, LLC
Dunham Real Estate Stock Fund
Anthony R. Craddock	2	$435	0	$0	3	$504	$939
Bailard, Inc.
Dunham Emerging Markets Stock Fund
Peter M. Hill	2	$435	0	$0	3	$504	$939
Bailard, Inc.
Dunham Emerging Markets Stock Fund
Eric P. Leve	2	$435	0	$0	3	$504	$939
Bailard, Inc.
Dunham Emerging Markets Stock Fund
Daniel Mckellar Bailard, Inc. Dunham Emerging Markets Stock Fund	2	$435	1	$35	3	$504	$974
Olaf Rogge	0	$0	19	$2,251	87	$34,616	$36,867
Rogge Global Partners, LP
Dunham International Opportunity Bond Fund
Malie Conway	0	$0	19	$2,251	87	$34,616	$36,867
Rogge Global Partners, LP
Dunham International Opportunity Bond Fund
Peter L. Rahjens, Ph. D.	3	$1,558	48	$19,673	89	$36,888	$58,120
Arrowstreet Capital, Limited Partnership
Dunham International Stock Fund
John C. Capeci, Ph. D.	3	$1,558	48	$19,673	89	$36,888	$58,120
Arrowstreet Capital, Limited Partnership
Dunham International Stock Fund
Tuomo Vuolteenaho, Ph. D	3	$1,558	48	$19,673	89	$36,888	$58,120
Arrowstreet Capital, Limited Partnership
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Dunham International Stock Fund
Manolis Liodakis, Ph. D.	3	$1,558	48	$19,673	89	$36,888	$58,120
Arrowstreet Capital, Limited Partnership
Dunham International Stock Fund
Rob Isbitts** Sungarden Fund Management LLC Dunham Alternative Dividend Fund	0	$0	0	$0	594	$161	$161
Vincent Esposito** Sungarden Fund Management LLC Dunham Alternative Dividend Fund	0	$0	0	$0	594	$161	$161
Mark Jacupcik** Sungarden Fund Management LLC Dunham Alternative Dividend Fund	0	$0	0	$0	0	$0	$0
*One account is subject to a performance –based advisory fee with assets under management of $56 million as of October 31, 2015.
** As of June 30, 2016.

Conflicts of Interest

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

Newfleet Asset Management LLC (“Newfleet”) – Newfleet has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  For instance, Newfleet may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. Newfleet and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Newfleet may recommend or cause a client to invest in a security in which another client of Newfleet has an ownership position. Newfleet has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. In the case where Newfleet seeks to purchase or sell the same security for multiple client accounts, Newfleet may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

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Westchester Capital Management, LLC (“Westchester”) – The fact that Mr. Shannon and Mr. Behren serve both as portfolio managers of Dunham Monthly Distribution Fund, other registered funds, and as portfolio managers of non-registered investment accounts creates the potential for conflicts of interest, since receipt of a performance-based fee from the Fund or a portion of any profits realized by the non-registered accounts could, in theory, create an incentive to favor the Fund or such accounts.  However, Westchester does not believe that Mr. Shannon’s and Mr. Behren’s overlapping responsibilities or the various elements of their compensation present any material conflict of interest, for the following reasons: (i) the Fund, other registered funds, and the non-registered investment accounts all engage in merger arbitrage and are managed in a similar fashion; (ii) Westchester follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Fund, other registered funds, and the non-registered investment accounts in a fair and equitable manner; and (iii) all allocations and fair-value pricing reports are subject to review by Westchester’s Chief Compliance Officer and subject to additional oversight by a senior officer of the Sub-Adviser.

PENN Capital Management Co., Inc. (“PENN”) – PENN’s portfolio team, which includes Richard A. Hocker, CIO, and Peter R. Duffy, CFA, consists of 24 portfolio managers, analysts, and traders, and works as a team on all managed accounts and commingled funds. Mr. Hocker and Mr. Duffy represent the lead portfolio representatives for the Dunham High-Yield Bond Fund. Richard A. Hocker, Steven Civera, CFA and Joseph C. Maguire, CFA share responsibility for the day-to-day management of the Dunham Appreciation & Income Fund.

PENN’s investment team must adhere to policies and procedures adopted by PENN Capital Management Company, Inc. designed to address any potential material conflicts of interest. For example, all accounts within the select investment disciplines managed by PENN’s investment team are managed in the same manner, adhere to specific investment guidelines and do not, absent special circumstances, differentiate from such investment discipline when allocating resources. Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Rogge Global Partners PLC (“Rogge”) – Rogge has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  For instance, Rogge may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. Rogge has policies and procedures in place to reduce these and other potential conflicts, such as: Not being affiliated with any broker/dealers; Not using soft dollars; Providing best execution to all clients - demonstrating this by obtaining three quotes for each trade and executing trades taking into consideration all aspects of the trade, and not only price; and it does not trade for its own account.

In addition, the compliance team at Rogge monitors the personal account trading of all employees on a quarterly and annual basis.  The compliance team and the clearance officers also approve each personal account dealing trade prior to trading as per the internal policy.

Mellon Capital Management Corporation (“Mellon Capital”) – Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee

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programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of the Sub-Adviser’s and portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Sub-Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Sub-Adviser's overall allocation of securities in that offering, or to increase the Sub-Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Sub-Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of the Sub-Adviser. The Sub-Adviser periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, the Sub-Adviser could be viewed as having a conflict of interest to the extent that the Sub-Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund, if any.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the fund, as a registered investment company, is subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

 Market Concepts, LLC (“mConcepts”) – The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict

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of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, mConcepts has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Rothschild Asset Management Inc. (“Rothschild”) – Potential Conflicts of Interest

In addressing potential conflicts of interest, the Firm will consider, and will disclose to clients, the following issues, among others, and will also explain how it addresses each potential conflict of interest.

A.  Brokerage and Investment Discretion

1.   Soft Dollar Arrangements

A potential conflict of interest could arise when the Firm executes securities trades through brokerage firms that provide soft dollar services to the Firm.  Soft dollar services may also benefit investor accounts other than the account that generated the soft dollars. Further, the broker may expect future commission business in return.   Commission Sharing Arrangements also present similar potential conflicts.

2.   Equitable Treatment of Accounts

The Firm has a potential conflict of interest because it manages multiple client accounts. In addition, the Firm may receive performance-based compensation or higher management fees from certain client account, or the Firm or its employees (“Employees”) may have made investments in a client account, such as the Firm’s commingled funds. Accordingly, the Firm may be inclined to favor certain accounts over others.

B.  Personal Trading and Employee Activities

1.   Personal Trading

The Firm permits its Employees to trade securities for their own accounts.  Accordingly, the Firm has a fiduciary obligation to ensure that the interests of the Firm’s clients are put before the Employees’ personal interests and that Employees do not, among other things, “front-run” trades for clients or otherwise favor their personal accounts.

2.   Outside Business Activities

Since the Firm permits Employees to engage in outside business activities, there is the potential that such activities will conflict with the Employee’s duties to the Firm and its clients.  Outside business activities may include circumstances where the Firm conducts or may conduct business with an entity in which an Employee has a personal interest.

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3.   Business Gifts and Entertainment

Employees of the Firm may periodically provide to or receive gifts and business entertainment from clients, vendors and other persons with whom the Firm conducts or may conduct business. Gifts and entertainment may also be considered efforts to gain unfair advantage or may impair the Firm’s ability to act in the best interests of its clients.

4.   Political Contributions

The Firm and its Employees may make, subject to certain pre-approval requirements, political  contributions  to  officials  of  government  entities  who  are  in  a  position  to influence the award of advisory business or to candidates for such office. Such political contributions may improperly influence a government entity’s decision to invest its assets with the Firm.

5.   Reporting Illegal or Unethical Behavior

Unethical or illegal conduct on the part of Employees can damage the Firm’s reputation and impair its ability to meet its fiduciary duties to clients.

C.  Insider Trading

Portfolio managers and other Employees of the Firm may receive, whether intentionally or inadvertently, material nonpublic information.

D.  Value Added Investors

The Firm’s advisory clients and commingled fund investors may be officers or employees of publicly-traded companies or financial services companies such as hedge funds or private equity firms (collectively, “Value Added Investors”). The Firm’s clients are required to disclose in its investment management agreement or commingled fund subscription document whether it is a Value Added Investor, and if so, the companies associated with the investor. The Compliance Department will maintain a list of any companies associated with Value Added Investors. The Operations Department will conduct a 30 day look-back check of both the Firm’s trade blotter and personal trading pre-approvals against the list of companies associated with Value Added Investor Companies to identify potential trading conflicts or trading on material non-public information.

E.  Proxy Voting

The Firm may be in a position where its interests conflict with the best interests of the client when determining how to vote client proxies.

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The Ithaka Group LLC (“Ithaka”) – Ithaka has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Ithaka may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Ithaka and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Ithaka may recommend or cause a client to invest in a security in which another client of Ithaka has an ownership position. Ithaka has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. In the case where Ithaka seeks to purchase or sell the same security for multiple client accounts, Ithaka may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Cornerstone Real Estate Advisers LLC (“Cornerstone”) – Cornerstone offers institutional investors a select range of equity investment strategies. The strategies are based on econometric models incorporating various quantitative techniques, combined with investment intuition.

Cornerstone’s investment strategies are managed by a portfolio manager who is assisted by a cohesive investment team of Cornerstone research analysts. Individual strategies are therefore, under the supervision of the portfolio manager, utilizing a team approach. This team approach to portfolio management is designed to ensure that all research ideas and opinions are shared at the same time amongst all portfolios without systematically favoring any one portfolio over another.

Because Cornerstone manages multiple client portfolios, conflicts of interest may arise from time to time. As a result, Cornerstone has established policies and procedures designed to mitigate and/or eliminate these conflicts. Cornerstone has established policies and procedures with respect to trade execution, aggregation and allocation designed to ensure that no portfolio is systematically advantaged or disadvantaged in its management, relative to any other portfolio. In addition, Cornerstone maintains a comprehensive code of ethics addressing potential conflicts that could arise between Cornerstone, its employees, and its clients. Cornerstone believes that its policies and procedures are reasonably designed to address potential conflicts of interest.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”) – Arrowstreet offers institutional investors a select range of equity investment strategies that are broadly categorized as global equity, international equity, emerging markets equity and long/short equity.

Arrowstreet’s investment strategies are managed by a cohesive investment team, which consists of the research team and the portfolio management team. Individual strategies are not managed by individual investment professionals but rather all strategies are managed by the same team of professionals. This team approach to trading is designed to ensure that all research ideas and

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opinions are shared at the same time amongst all accounts without systematically favoring any one account over another.

Arrowstreet manages a large number of client accounts and, as a result, potential conflicts of interest may arise from time to time.  As a result, Arrowstreet has established a number of policies and procedures designed to mitigate and/or eliminate potential conflicts.  Arrowstreet has established policies and procedures with respect to trade execution, aggregation and allocation.  In addition, Arrowstreet maintains a comprehensive code of ethics addressing potential conflicts that could arise between Arrowstreet and its employees and its clients.

Arrowstreet believes that its policies and procedures are reasonably designed to address potential conflicts of interest.

Piermont Capital Management, LLC (“Piermont”) – When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

Portfolio managers must adhere to policies and procedures designed to address any potential material conflicts of interest.  For instance, portfolio managers are responsible for all accounts within certain investment disciplines when allocating resources.  Additionally, portfolio managers allocate opportunities among portfolios in a fair and equitable manner.

Piermont has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation and proxy voting of portfolio securities.  While there is no guarantee that such policies and procedures will be effective in all cases, Piermont believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been reasonably designed.

Bailard, Inc. (“Bailard”) – Bailard’s services are provided to a broad range of client types. Conflicts of interest may arise with Bailard managing the Fund’s assets as well as the assets of its other clients. Some of these conflicts include:

Bailard and its affiliates receive performance-based fees or allocations (collectively, “Performance Fees”) from some of the funds and accounts that it manages. The Performance Fee may create an incentive for Bailard to favor client accounts and funds that charge Performance Fees (which are likely to be higher fee paying accounts) over other client accounts or funds in the allocation of investment opportunities.

Bailard has adopted Side-by-Side Management policies and procedures to help ensure that all of the accounts we manage are treated fairly regardless of the types of fees that they pay.

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From time to time, Bailard may buy, sell or sell short the same securities in different client accounts and in our own proprietary accounts (including those of certain affiliates). These trades may occur in the same direction (that is buying the same security in all affected accounts, selling the same security in all affected accounts or selling short the same securities in all affected accounts). These trades may also occur in opposite directions (that is buying the same security in one account (or accounts) while selling it or selling it short in other account(s) or vice versa). We may buy, sell or sell short the same security in different client accounts and in our proprietary accounts as long as the trades: (i) are consistent with the investment strategy for each account; and (ii) do not systematically favor or disadvantage one account or class of accounts over another.

Where more than one broker is believed to be capable of providing the best execution with respect to a particular portfolio transaction, Bailard may select a broker that provides research or brokerage services to Bailard. Bailard also engages in commission sharing arrangements in which commissions for trades executed by one broker are shared with another broker that provides research or brokerage services to Bailard. In so doing, Bailard may cause a client’s account to pay an amount of commission to a broker greater than the amount another broker would have charged. In selecting such broker, Bailard will make a good faith determination that the amount of commission is reasonable in relation to the value of the research and brokerage services received, viewed in terms of either the specific transaction or Bailard’s overall responsibility to the accounts for which it exercises investment discretion. The receipt of research services or brokerage services from any broker executing transactions for Bailard’s clients will not result in a reduction of Bailard’s customary and normal research activities.

The same Bailard employee may serve as the portfolio manager of accounts with different investment strategies (including competing investment strategies) as long as all such accounts are treated fairly and equitably. Bailard seeks to limit, to the extent that is practicable, the number of instances in which the same individual manages accounts with competing investment strategies.

Bailard may give advice to, and take action on behalf of, any of our clients that differs from that of other clients so long as it is our policy, to the extent practicable, to allocate investment opportunities among our clients fairly and equitably over time.

Pier Capital LLC –Alexander Yakirevich must adhere to policies and procedures adopted by Pier Capital, LLC designed to address any potential material conflicts of interest. For instance, all portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline when allocating resources. Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolio that is designed to provide a fair and equitable allocation. Equity Trader trades all accounts through a block trade and the average share price is prorated across all accounts.

Sungarden Fund Management LLC – Since Sungarden also manages the Fund’s strategy in separate accounts, conflicts of interest may arise. In an attempt to limit and resolve all such conflicts, Sungarden allocates investment opportunities to its clients in a fair and equitable manner so that neither the Fund nor the separate accounts will be systematically disadvantaged over time. To ensure fairness for both Fund investors and SMA clients, Sungarden executes trades on a rotational schedule.

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Compensation

Newfleet–Newfleet believes that the firm’s compensation program is competitive and adequate to attract and retain high-caliber investment professionals. Investment professionals at Newfleet receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Following is a more detailed description of the compensation structure of the Fund's portfolio managers identified in the Fund's prospectus.

Base Salary: Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Newfleet management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based upon individual firm profits and in some instances overall Newfleet profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in parent company RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds/accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

Other Benefits: Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Newfleet, including 401(k), health and other employee benefit plans.

Westchester - Mr. Shannon and Mr. Behren are compensated by the sub-adviser with distributions from the Sub-Adviser, which vary from year to year based on a variety of factors.  The portfolio managers' compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund's net assets or to any other specific benchmark.  Because Mr. Shannon and Mr. Behren are owners of the Sub-Adviser, their compensation is determined in large part by the Sub-Adviser's overall profitability, an important component of which is the level of fee income earned by the Sub-Adviser.  Mr. Shannon and Mr. Behren also receive compensation from their interests in an affiliated investment adviser which manages an investment trust and other non-registered investment accounts that engage in merger arbitrage.

PENN – Peter Duffy’s compensation is comprised of base salary, partnership interest share of the firm’s distributed operating income, and his share of PENN’s portfolio incentive bonus. The portfolio incentive bonus is dependent upon certain management fees generated by outperformance, net of fees, of all styles managed by PENN relative to the respective style’s benchmark. The bonus is ultimately determined and allocated by PENN’s executive committee.

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Richard Hocker’s compensation is comprised of base salary, partnership interest share of the firm’s distributed operating income, and his share of PENN’s portfolio incentive bonus. The portfolio incentive bonus is dependent upon certain management fees generated by outperformance, net of fees, of all styles managed by PENN relative to the respective style’s benchmark. The bonus is ultimately determined and allocated by PENN’s Executive Committee.

Steven Civera’s compensation is comprised of base salary, partnership interest share of the firm’s distributed operating income, and his share of PENN’s portfolio incentive bonus. The portfolio incentive bonus is dependent upon certain management fees generated by outperformance, net of fees, of all styles managed by PENN relative to the respective style’s benchmark. The bonus is ultimately determined and allocated by PENN’s Executive Committee.

Joseph Maguire’s compensation is comprised of base salary, partnership interest share of the firm’s distributed operating income, and his share of PENN’s portfolio incentive bonus. The portfolio incentive bonus is dependent upon certain management fees generated by outperformance, net of fees, of all styles managed by PENN relative to the respective style’s benchmark. The bonus is ultimately determined and allocated by PENN’s Executive Committee.

Rogge – The overriding factor in determining remuneration for analysts and portfolio managers is the profitability of the firm, which in turn is tied to client account returns.  Since all portfolios are managed on a team basis, there is greater emphasis on sharing profits than on a fixed incentive compensation plan.  The percentage of compensation derived from base salary and profit sharing may vary from year to year.

Senior members of the firm are partially paid in shares with a five year vesting period.  Senior and long term members of the investment team may also be invited to purchase shares and can therefore benefit through partnership dividends which Rogge believes is a key element in retaining senior staff and aligning their interests with those of its clients.

Rogge is partially owned by employees of the firm and it anticipates increasing the number of shareholders over time as an added incentive to retain key staff and to align their interest with those of its clients.

Mellon Capital Management Corporation – The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial

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performance. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital's Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

mConcepts – For their services, the portfolio managers receive a fixed annual salary plus a discretionary bonus. The portfolio managers do not receive any special or additional compensation from mConcepts for their services as portfolio managers. The portfolio managers receive a salary from mConcepts. The portfolio managers also are shareholders of mConcepts. As shareholders, the portfolio managers are entitled to share in any dividends or appreciation of mConcepts's company stock.

Rothschild – Professionals are eligible for an attractive compensation package comprised of both a base salary as well as additional cash bonus compensation. Bonuses vary and are ultimately determined by the firm’s Management Committee. Bonuses for investment professionals are based primarily on their contribution as a portfolio manager and/or analyst, but also incorporate other intangibles contributing to the overall success of the firm. Bonuses are based on both objective (measurable) and qualitative criteria. The objective (measurable) goals is the portfolio’s performance relative to the respective benchmark as well as versus peers (a combination of short- and intermediate-term performance). The Qualitative criteria considers the portfolio managers adherence to the firm’s rigorous risk controls.

Ithaka – Mr. Johnson and Mr. O’Gorman are compensated by the sub-adviser with an annual salary and bonus, both of which vary from year to year based on a variety of factors.  The portfolio managers' compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund's net assets or to any other specific benchmark.  Because Mr. Johnson and Mr. O’Gorman are owners of the Sub-Adviser, their compensation is determined in large part by the Sub-Adviser's overall profitability, an important component of which is the level of fee income earned by the Sub-Adviser.

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Cornerstone - Cornerstone utilizes a competitive compensation structure of base pay, merit, and incentive bonus to reward all employees who contribute to the firm's overall success. The compensation plan is structured to reinforce that investment success is dependent on two fundamental concepts: 1) a strong team approach to investing and client service, and 2) individual contributions to achieving portfolio goals.

The bonus pool represents a significant proportion of Cornerstone's net operating income derived from base and incentive fees and all employees are eligible to participate. Individuals are eligible for incentive bonus compensation based on contributions to portfolio performance, service goals, and their team’s contributions. The compensation program emphasizes team and individual results and encourages a culture of collaboration with high individual performance expectations. Cornerstone does not have phantom stock, equity or equity-like incentives programs as its indirect parent company, Mass Mutual, a mutual company. However, the overall compensation program takes this into consideration and strives to provide an overall compensation package at or above market levels. Incentive compensation as a percentage of total compensation varies by employee; however, it is generally a significant component of overall remuneration. A long-term Incentive Compensation Plan is also available to certain senior-level employees within the Company.

Arrowstreet – Arrowstreet’s compensation system is designed to attract, motivate and retain talented professionals.

Arrowstreet’s compensation structure for investment professionals consists of a competitive base salary and bonus. Bonuses are paid on an annual basis. Bonus targets are set for each individual at each review period, typically the start of every year.  Generally, bonus amounts are determined typically using the following factors: Arrowstreet’s investment performance; Arrowstreet’s business performance; and individual merit. In addition, senior professionals, including portfolio managers, may be offered the opportunity to participate directly in the success of the firm through equity ownership.

Piermont – All investment professionals receive a base salary and may receive a performance bonus based the firm's success and their personal contribution to the firm's success. In addition, owners of the firm have an economic interest in the firm separate and in addition to our compensation structure. All non-owners also participate in a profit-sharing program.

Bailard – Mr. Craddock is paid a base salary, and, potentially, an additional discretionary bonus. The discretionary bonus, if any, reflects the pre-tax profitability of Bailard and the portfolio manager’s contribution to meeting Ballard’s general corporate goals.

Mr. Hill and Mr. Levee’s compensation consists primarily of a base salary, a discretionary cash bonus and a stock bonus. The cash bonus reflects Ballard’s profitability and Mr. Hill and Mr. Levee’s contribution to Ballard’s corporate goals. The stock bonus is linked by formula to the revenue and profitability growth of Bailard, Inc. None of Mr. Hill and Mr. Levee’s compensation is based directly on the performance of the Fund.

Pier Capital, LLC –Alexander Yakirevich receives a fixed salary based on tenure and experience from Pier Capital, LLC. In addition, as partner, Mr. Yakirevich receives a contracted percentage of equity distribution from Pier Capital, LLC.

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Sungarden Fund Management LLC – Sungarden implements a strategic and comprehensive plan for its portfolio managers that is competitive and has been an important factor in the firm’s ability to attract and retain exceptional people. Portfolio managers that have been with Sungarden for at least one year are compensated based on a specific percentage of firm revenue. Portfolio managers receive a semi-weekly salary and at the end of each quarter, they are eligible to receive a bonus based on their revenue percentage less the salary paid. The bonus is at the discretion of management. Since the bonus is largely based on firm revenue, and revenue growth is a combination of investment performance and client/shareholder asset growth, Sungarden believes that portfolio managers have their incentives properly aligned with the goals of shareholders, clients and the firm.

 Ownership of Securities – October 31, 2015

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Christopher J. Kelleher, CFA	Dunham Corporate/ Government Bond Fund	None
David L. Albrycht	Dunham Corporate/ Government Bond Fund	None
Roy D. Behren	Dunham Monthly Distribution Fund	$100,000-$500,000
Michael T. Shannon	Dunham Monthly Distribution Fund	$500,001-$1,000,000
David L. Albrycht, CFA	Dunham Floating Rate Bond Fund	None
Kyle A. Jennings, CFA	Dunham Floating Rate Bond Fund	None
Francesco Ossino	Dunham Floating Rate Bond Fund	None
Richard A. Hocker	Dunham High-Yield Bond Fund	None
Dunham Appreciation & Income Fund*
Peter R. Duffy	Dunham High-Yield Bond Fund	None
Olaf Rogge	Dunham International Opportunity Bond Fund	None
David Jacob, CFA	Dunham International Opportunity Bond Fund	None
Vassilis Dagioglu	Dunham Dynamic Macro Fund	None
Torrrey Zaches	Dunham Dynamic Macro Fund	None
James Stavena	Dunham Dynamic Macro Fund	None
Douglas A. Stewart	Dunham Alternative Strategy Fund	$25,000-$50,000
Joseph McDonald	Dunham Alternative Strategy Fund	$1-$10,000
Joseph Maguire, CFA	Dunham Appreciation & Income Fund	None
Steven Civera, CFA	Dunham Appreciation & Income Fund	None
Chris R. Kaufman	Dunham Large Cap Value Fund	None
Paul Roukis	Dunham Large Cap Value Fund	None
William L. Johnson	Dunham Focused Large Cap Growth Fund	$100,001-$500,000
Scott O’Gorman, Jr.	Dunham Focused Large Cap Growth Fund	$100,001-$500,000

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Dave Wharmby	Dunham Real Estate Stock Fund	None
Peter L. Rathjens	Dunham International Stock Fund	None
John C. Capeci	Dunham International Stock Fund	None
Tuomo Vuolteenaho	Dunham International Stock Fund	None
Manolis Liodakis, Ph.D.	Dunham International Stock Fund	None
John S. Albert	Dunham Small Cap Value Fund	None
Kevin A. Finn	Dunham Small Cap Value Fund	None
Anthony R. Craddock	Dunham Emerging Markets Stock Fund	None
Eric P. Leve	Dunham Emerging Markets Stock Fund	None
Peter M. Hill	Dunham Emerging Markets Stock Fund	None
Daniel McKellar	Dunham Emerging Markets Stock Fund	None
Rob Isbitts*	Dunham Alternative Dividend Fund	None
Vincent Esposito*	Dunham Alternative Dividend Fund	None
Mark Jacupcik*	Dunham Alternative Dividend Fund	None
Alexander Yakirevich	Dunham Small Cap Growth Fund	None

* As of June 30, 2016.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, each Sub-Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. Each Sub-Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling each Fund’s portfolio securities, it is the Sub-Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Sub-Advisers or the Funds. It is not the policy of the Sub-Advisers to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes

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an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Funds. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, each Sub-Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Each Sub-Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

Each Sub-Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. Each Sub-Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, each Sub-Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Sub-Advisers by or through brokers.

Certain broker/dealers, which provide quality execution services, also furnish research services to each Sub-Adviser. Each Sub-Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisers with respect to the accounts as to which it exercises investment discretion. Accordingly, each Sub-Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Trustees may instruct a Sub-Adviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses. Currently, the Funds have such an agreement with Convergex Execution Solutions, LLC (“Convergex”). However, a Fund may enter into agreements with other broker-dealers as well.

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Convergex is affiliated with Mellon Capital Management Corp. and as a result the Dunham Dynamic Macro Fund must comply with Rule 17e-1 under the 1940 Act to participate in this program. The brokerage of one Fund will not be used to help pay the expenses of any other Fund.

Portfolio securities will not be purchased from or sold to each Sub-Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

For the fiscal years ended October 31, 2015, October 31, 2014, and October 31, 2013, the Funds paid brokerage commissions of approximately $1,197,618, $1,159,770, and $716,122, respectively. During the fiscal year ended October 31, 2015, Alternative Strategy paid brokerage commissions of $233,746 to B. Riley & Co., LLC, a registered broker/dealer and an affiliate of mConcepts, Sub-Adviser to Alternative Strategy Fund.

During the fiscal year ended October 31, 2015 and October 31, 2014, Dunham Dynamic Macro paid brokerage commissions of $13,844 to CIM Securities, LLC, a registered broker/dealer and an affiliate of PVG Asset Management, former Sub-Adviser to Dunham Dynamic Macro. During the fiscal year ended October 31, 2014, Alternative Strategy paid brokerage commissions of $151,365 to B. Riley & Co., LLC, a registered broker/dealer and an affiliate of mConcepts, Sub-Adviser to Alternative Strategy Fund.

During the fiscal year ended October 31, 2013, Dunham Dynamic Macro paid brokerage commissions of $30,561 to CIM Securities, LLC, a registered broker/dealer and an affiliate of PVG Asset Management, former Sub-Adviser to Dunham Dynamic Macro. For the period September 19, 2013 to October 31, 2013, Alternative Strategy paid brokerage commissions of $48,892 to B. Riley & Co., LLC, a registered broker/dealer and an affiliate of mConcepts, Sub-Adviser to Alternative Strategy Fund.

During the fiscal year ended October 31, 2015, the Funds paid brokerage commissions to brokers because of research services provided as follows:

Fund	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended 10/31/2015	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended 10/31/2015
Dunham Corporate/Government Bond	None	None
Dunham Monthly Distribution Fund	$122,359	$96,515,526
Dunham Floating Rate Bond Fund	None	None
Dunham High-Yield Bond Fund	None	None
Dunham International Opportunity Bond Fund	None	None
Dunham Dynamic Macro Fund	None	None
Dunham Alternative Strategy Fund	None	None
Dunham Appreciation & Income Fund	None	None
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Dunham Large Cap Value Fund	$9,632	$12,606
Dunham Focused Large Cap Growth Fund	None	None
Dunham Real Estate Stock Fund	$74,206	$96,139,907
Dunham International Stock Fund	None	None
Dunham Small Cap Value Fund	None	None
Dunham Emerging Markets Stock Fund	$148,586	$102,744,550
Dunham Alternative Dividend Fund*	N/A	N/A
Dunham Small Cap Growth Fund	$95,491	$88,877,787

* Not yet operational.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open, as of the close of the regular trading session of the NYSE that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Fund’s net assets by the number of its shares outstanding. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If there is no NOCP the value of the security shall be valued at the mean between the current bid and ask prices. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent par value.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized

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appreciation or depreciation on the underlying securities. If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of them most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

HOW TO BUY AND SELL SHARES

PURCHASES

Shares of each Fund may be purchased at the net asset value (“NAV”) per share next determined, after receipt of an order by the Fund’s transfer agent. All requests received in good order before 4:00 p.m. ET or the closing of the New York Stock Exchange, whichever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day. Requests received after the cut off time (except for legal requests made on behalf of certain retirement accounts and other omnibus accounts), will receive the next business day’s NAV. Each Fund will not allow, with its knowledge, and with the exceptions noted in the previous sentence, illegal “Late Trading” of its shares. Although each Fund will use its best efforts to prevent illegal “Late Trading” there can be no assurance that it will always be successful in doing so.

REDEMPTIONS

You have the right to sell (“redeem”) all or part of your shares on any day the Funds are open. Shares will be redeemed at the NAV next computed following the receipt of your redemption request in good order. To be considered in “good order”, all written requests must include an account number, amount of transaction, signature of all owners signed exactly as registered on the account. If there is more than one owner of the shares, all owners must sign. If shares to be

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redeemed have a value of $50,000 or more, the signature(s) must be guaranteed by an eligible guarantor institution, which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or credit union that is authorized by its charter to provide a signature guarantee. The Funds’ transfer agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. Further documentation may be required from corporations, administrators, executors, personal representatives, trustees and custodians.

Redemption of shares, or payment for redemptions, may be suspended at times (a) for any period during which trading on the NYSE is restricted or such exchange is closed, other than customary weekend and holiday closings, (b) for any period during which an emergency exists as a result of which disposal of securities or determination of the NAV of the Fund is not reasonably practicable, or (c) during any period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

REDEMPTIONS IN KIND

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

TAXES

IN GENERAL

The following discussion is a summary of certain federal income tax considerations generally affecting the Trust, the Funds of the Trust, and the actual or prospective shareholders of one or more of the Funds. The discussion does not purport to be a complete discussion of the federal income tax consequences of an investment in the Funds and is not intended to constitute tax advice to any person. The discussion does not address the tax consequences of investing in any Fund under the laws of any state or local government, or the laws of any foreign jurisdiction. The discussion below does not apply to any specific category of investor or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan. PERSONS WHO INVEST OR ARE CONSIDERING INVESTING IN THE FUNDS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

DISTRIBUTIONS

Distributions of net investment income. The Funds receive income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. The Funds are permitted to pass-through to its shareholders who are individuals, to be taxed at the

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applicable capital gains rates, “qualified dividends” the Funds receive. A “qualified dividend” for this purpose is generally a dividend the Funds receive from a corporation organized under U.S. law, the law of a U.S. possession, or the law of a so-called qualified foreign country (other than a corporation that is a “passive foreign investment company” in the year, or the year immediately preceding the year, in which the corporation distributes the dividend to the Funds, if the foreign country has an income tax treaty with the United States that contains an “adequate” information sharing provision. Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to United States withholding tax on distributions the Funds make.

Other Reporting and Withholding Requirements.  Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gain distributions. The Funds may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Funds. For taxable years beginning before January 1, 2011, the reduced rate applicable to net capital gains applies to capital gain dividends (net long-term capital gains over short-term capital losses) paid by a Regulated Investment Company from the sale of portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income and do not qualify for the reduced rates applicable to long-term capital gains, but are eligible for the reduced ordinary income rates applicable to individuals. Any net capital gains the Funds realize generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Funds.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

The Funds will inform you of the amount of your income dividends (including “qualified dividends” if you are an individual) and capital gain distributions at the time they are paid, and will advise you of their tax status for Federal income tax purposes shortly after the close of each calendar year. If you have not owned your Funds’ shares for a full year, the Funds may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be

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equal to the actual amount of each type of income earned during the period of your investment in the Funds. Distributions declared in December but paid in January are taxable to you as if paid in December.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

Each Fund intends to elect and qualify or has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for the Funds if it determines this course of action to be beneficial to shareholders. In that case, the Funds would be subject to federal corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Funds’ earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

To avoid Federal excise taxes, the Code requires the Funds to distribute to you by December 31 of each year, at a minimum, the following amounts:

•	98% of its taxable ordinary income earned during the calendar year;
•	98% of its capital gain net income earned during the twelve month period ending October 31; and
•	100% of any undistributed amounts of these categories of income or gain from the prior year.

The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES

Redemptions. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

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Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that, within 30 days before or after the date on which you redeem your shares, you buy other shares in a Fund (through reinvestment of dividends or otherwise). Any loss disallowed under these rules should be added to your tax basis in your newly acquired shares. Please consult your tax-advisor for further information.

U.S. GOVERNMENT SECURITIES

The income earned on certain U.S. government securities is exempt from state and local income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Funds. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction (an “eligible dividend”). Corporate shareholders may be allowed to deduct these eligible dividends, thereby reducing the tax that they otherwise would be required to pay. The dividends-received deduction is available only with respect to eligible dividends designated by the Fund as qualifying for this treatment. Eligible dividends generally are limited to dividends a domestic corporation distributes to the Funds. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

A Fund may invest in REITs. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation except that it meets certain requirements of the Code. In general, the Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a “pass-through” vehicle for federal income tax purposes. In order to qualify as a REIT, a company must meet certain income and distribution tests (among other items). REITs generally do not produce qualified dividend income.

INVESTMENT IN COMPLEX SECURITIES

The Funds may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you.

Derivatives and similar instruments. If a Fund invests in certain options, futures, forwards, or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be

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treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

Additionally, a Fund’s transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of a foreign currency.

Constructive sales. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position”, causing it to realize gain, but not loss, on the position.

Leverage. If a Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes. Securities acquired as part of a “hedging transaction” may not be treated as a capital asset, and any gain or loss on the sale of these securities would be treated as ordinary income (rather than capital gain) or loss. This rule could apply to any offsetting positions the Fund enters into to reduce its risk of loss.

Securities purchased at discount. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up, or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

Tax Attributes. At October 31, 2015, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

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	Expiring October 31		Non-Expiring	Long-Term
Fund	2017	2019	Short-Term	Non-Expiring	Total
Corporate/Government Bond	$ -	$ -	$ 637,440	$ 711,303	$ 1,348,743
Monthly Distribution	-	-	-	-	-
Floating Rate Bond	-	-	476,057	606,358	1,082,415
High-Yield Bond	3,403,542	-	1,925,789	2,741,913	8,071,244
International Opportunity Bond	-	-	70,916	-	70,916
Dynamic Macro	-	152,058	1,009,210	166,377	1,327,645
Alternative Strategy	-	-	1,198,728	-	1,198,728
Appreciation & Income	-	-	-	-	-
Large Cap Value	-	-	-	-	-
Focused Large Cap Growth	-	-	-	-	-
International Stock	-	-	747,547	-	747,547
Real Estate Stock	-	-	-	-	-
Small Cap Value	-	-	-	-	-
Emerging Markets Stock	3,386,845	351,019	3,996,932	396,946	8,131,742
Small Cap Growth	-	-	-	-	-

For Monthly Distribution, $674,128 of capital loss carryforward expired in the current fiscal year.

BACKUP WITHHOLDING

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of the Fund. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular Federal income tax liability.

ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP whose address is 1835 Market Street, 26th floor, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm providing audit and tax services.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds and the offer and sale of their shares has been provided by Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, Ohio 43215.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended October 31, 2015, which are included in the Funds’ Annual Report to Shareholders dated October 31, 2015, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and (for the Annual Reports) independent registered public accounting firm’s report. You can obtain a copy of the Funds’ Annual and Semi-Annual Reports without charge by calling the Funds at 1-866-611-4967.

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APPENDIX A - RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such

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changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the

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obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness that, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

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DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated “BBB” is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

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DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody's ratings for state and municipal notes and other short-term loans are designated “Moody's Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1.Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2.Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this

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highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

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APPENDIX B- PROXY VOTING FOR THE SUB-ADVISERS

Proxy Voting Policy

March 2012

Introduction

Arrowstreet Capital, Limited Partnership (“Arrowstreet”) has adopted this Policy and related procedures to provide for voting of securities held in client accounts consistent with its fiduciary duty of care and loyalty and in a manner consistent with the best interest of the client and, in the case of benefit plans subject to ERISA, in the best interest of the plan participants and beneficiaries.

Accounts Subject to this Policy

This Policy applies to all client securities for which Arrowstreet has discretionary voting authority. This Policy does not apply to securities held in any client account to the extent voting authority is retained by the client or directed by the client to be exercised by another party.

In any case where Arrowstreet has discretionary authority to manage a client’s account but the agreement governing the client’s account does not expressly address voting authority, Arrowstreet will exercise voting authority under this Policy until the agreement with the client expressly provides otherwise. In any case where Arrowstreet does not have discretionary authority to manage the investments in an account and the agreement governing the account does not expressly address voting authority, Arrowstreet will not exercise such authority.

Policy to Delegate to Third Party Voting Service

Arrowstreet believes that, due to the particular features of Arrowstreet’s management style and organization, it is in the best interests of its clients for Arrowstreet to use a third party service provider to assist in fulfilling its voting responsibilities. Accordingly, Arrowstreet has currently delegated Institutional Shareholder Services (“ISS”), the responsibility to:

•	monitor events affecting the issuers of client securities as required to cast informed votes;
•	make decisions on voting client securities and vote the securities in a timely fashion; and
•	maintain all records concerning the foregoing required by the Securities and Exchange Commission, the Department of Labor and otherwise with respect to Arrowstreet’s clients.
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ISS maintains a set of proxy voting guidelines that describe in greater detail how it generally votes specific issues for Arrowstreet’s clients. While it is not an exhaustive list, it is intended to serve as the foundation on which ISS makes most of its proxy voting decisions. The guidelines are available to clients upon request. Arrowstreet will review ISS’s proxy voting policy and guidelines from time to time to determine if votes cast on behalf of Arrowstreet’s clients are consistent with its stated policy and guidelines. Clients may contact Arrowstreet’s Compliance Office by calling 617-919-0000 or via e-mail at ascmgrcompliance@arrowstreetcapital.com for a copy of ISS’s current guidelines or to obtain a record of how the proxies were voted for their account.

Client Voting Directions

Arrowstreet does not generally accept directions or guidelines from clients regarding the voting of securities held in their accounts other than to assign the responsibility for voting to a third party service selected by either the client or Arrowstreet. Arrowstreet recommends that any client wishing to direct the voting of its securities should either retain the voting authority itself or grant such authority to another party. Any such action must be reflected in the client’s account agreement. Arrowstreet may accept client voting directions or guidelines only with the approval of the Coordinator, as defined below. If the Coordinator agrees that Arrowstreet may accept voting directions from a particular client, the Coordinator will establish a mechanism to ensure that those directions are considered when the client’s securities are voted.

Limitations on Exercising Right to Vote

The following are limitations on Arrowstreet’s and its third party provider’s ability to vote proxies on behalf of clients:

Shareblocking Markets

Arrowstreet may in certain cases refrain from voting if voting could potentially restrict Arrowstreet’s ability to sell out of a particular name for a certain duration. This is often the case in markets that follow the practice of “shareblocking”. Since voting rights or trading rights can be affected in securities held in shareblocking markets, Arrowstreet generally instructs ISS to refrain from voting in shareblocking markets.

Securities Lending

Certain clients engage in securities lending programs, under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because neither Arrowstreet nor ISS are generally aware of when a security may be on loan, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares on loan will not be voted.

Conflicts of Interest

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Arrowstreet manages the assets of various public and private company clients, and may invest in the equity securities of certain public companies on behalf of its clients.1 Arrowstreet recognizes that the potential for conflicts of interest could arise in situations where it has discretion to vote client proxies and where it has material business relationships2 or material personal/family relationships3 with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover). Arrowstreet also believes that although the potential for abuse in this area is extremely unlikely since the proxy voting function has been delegated to its third party voting service, it is still important to be mindful of potential conflicts. To address these potential conflicts Arrowstreet has established a Proxy Voting Committee (“the Committee”). The Committee consists of the Partner, Finance and Compliance and designated Compliance Officers. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom Arrowstreet has a material business relationship. However, a potential conflict will be deemed to exist only if one or more of the members of the Committee actually knows of the potential conflict. The Committee will work with ISS to oversee the proxy voting process for securities where it is believed that there may be a potential conflict, and will document ISS’s rationale for its voting decision.

It is Arrowstreet’s policy not to accept any input from any other person or entity in connection with proxy voting decisions. In the event that an Arrowstreet employee is contacted by any person or entity, other than ISS or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event will be reported to the Compliance Office and will be documented. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of clients’ investments.

Proxy Voting Procedures

Arrowstreet’s Proxy Coordinator

Arrowstreet’s proxy coordinator (“Coordinator”) will be one or more individuals appointed by the Board of Directors from time to time. The Coordinator will be responsible for implementing this Policy. In general, the Coordinator will:

•	investigate and select one or more third party voting services;

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1 It is Arrowstreet’s general policy not to invest in private securities such as Rule 144A securities. If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.

2 For purposes of this proxy voting policy, a “material business relationship” is considered to arise in the event a client has contributed more than 10% of Arrowstreet’s annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

3 For purposes of this proxy voting policy, a “material personal/family relationship” is one that would be reasonably likely to influence how proxies are voted. To identify any such relationships, the Proxy Voting Committee will obtain information on a regular basis about (i) senior executives and directors, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.

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•	monitor the performance of the third party voting service(s) used by Arrowstreet for compliance with this Policy;
•	provide for necessary recordkeeping and client disclosures;
•	monitor the relevant operations of Arrowstreet and its custodians, including the operation of this Policy; and
•	report periodically to the Board of Directors on the operation of this Policy and make recommendations for any changes to the Board of Directors.

The Coordinator may delegate any of his or her responsibilities to other Arrowstreet personnel, provided that the Coordinator exercises such oversight and control as to ensure compliance with this Policy.

Coordination with Custodian

The Coordinator will provide for coordination between Arrowstreet, the custodian(s) of all client accounts subject to this Policy, and the respective third party service provider(s) to facilitate the delivery of all proxies and related materials for the respective client securities in a timely manner.

Interpretation; Waivers; Amendment

The Coordinator may, subject to the oversight of the Board of Directors, interpret this Policy and adopt additional procedures for its administration. The Coordinator may waive any provision of this Policy in any particular case if consistent with the goals of the Policy. The Board of Directors may amend this Policy in any respect. All such actions will be in compliance with SEC Rule 206(4)-6 or any successor provision.

Third Party Voting Services

Initial Investigation

Before engaging a third party voting service, the Coordinator will make reasonable inquiry to ensure that the voting policies of the service provider are consistent with the client’s best interests. Such inquiry will include a review of the service’s qualifications and capacity to perform the services required, its policies and procedures for monitoring corporate events and making voting decisions, and its procedures for resolving material conflicts between its interests and those of the client accounts for which it votes.

Recordkeeping; Reporting

The Coordinator will obtain the commitment of any such third party service provider to produce its policies and all applicable voting records as promptly as necessary for Arrowstreet to comply with its regulatory and client obligations.

Periodic Monitoring

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The Coordinator’s periodic review of the operation of this Policy will include monitoring the performance of each third party service provider retained by Arrowstreet to ensure, among other things, that client securities are actually being voted in accordance with the provider’s stated policies and that any changes to such policies are in the clients’ best interest.

Disclosure to Clients

Arrowstreet will make disclosure to clients of this Policy and how they may obtain information on how Arrowstreet voted with respect to their securities.

Recordkeeping

The Coordinator will provide that the following records related to the implementation of this Policy to be maintained by Arrowstreet or, subject to appropriate commitments to provide the same upon request, its third party service provider in the manner and for such period as is required by SEC Rule 204-2:

•	Copies of all proxy voting policies and procedures;
•	A copy of each proxy statement received regarding client securities, other than any that is available via the SEC’s EDGAR system;
•	A record of each vote cast by or on behalf of Arrowstreet with respect to client shares;
•	A copy of each written client request for information on how Arrowstreet or its third party service provider voted that client’s shares, and a copy of any written response by Arrowstreet to any written or oral client request for such information; and
•	A copy of each document prepared by Arrowstreet material to making a decision on how to vote proxies on behalf of a client, or that records the basis for the decision.

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Proxy Voting Policy

Introduction

This statement sets forth the Firm’s policy with respect to the exercise of voting authority in connection with proxy proposals, amendments, consents, corporate actions, class action participation (“Proxy Discretion”) with respect to securities held by the Firm’s Clients.

Policy Statement

The Advisers Act requires the Firm to, at all times, act in the best financial interest of the Clients. To this end, the Firm has adopted and implemented these Proxy Policies and Procedures which are designed to result in voting proxies for the benefit of Clients in order to enhance the value of the securities in Client portfolios. The financial interest of the Clients is the primary consideration when exercising Proxy Discretion taking into account the surrounding facts and circumstances as more fully set forth herein.

Basic Standards

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm considers it to be our fiduciary duty to preserve and protect the assets of the Clients, including exercising Proxy Discretion, for their benefit. Accordingly, it is Firm policy to exercise Proxy Discretion in a prudent and diligent manner and to base decisions on our reasonable judgment of what will serve the best financial interest of the Clients, after taking into account relevant factors, including, among others,:

  Impact on the value of the securities
  Anticipated costs and benefits associated with the proposal
  Effect on liquidity
  Customary industry and business practices

In those cases where a Client is deemed to be “plan assets”, the beneficial owners of the security are deemed to be the participants in the employee benefit plans for which we act as investment manager. In those cases where securities are on loan, the Firm as the lender cannot and does not exercise Proxy Discretion for such securities.

There is no per se rule regarding what is a correct decision when exercising Proxy Discretion. Accordingly, as in other areas relating to prudent investing, our decision is based on our good faith analysis and judgment in the context of the surrounding facts and circumstances in question. In determining our vote, however, we will not and do not subordinate the financial interests of our Clients to any other entity or interested party.

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Conflicts of Interest

At times, conflicts may arise between the interest of the Clients on the one hand, and the interests of the Firm on the other hand. Examples of conflicts of interest include:

  The Firm manages a pension plan or assets for a company that is also soliciting proxies.
  The Firm has a material business relationship with a proponent of a proxy proposal.
  The Firm or any of its principals or employees have a personal relationship with participants in a proxy contest.

If the Firm has determined that it has or may be perceived to have a conflict of interest when voting a proxy, the Firm will address matters involving such a conflict of interest as follows:

  If the proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies.

  If the Firm believes it is in the best economic interests of the Clients to depart from such policies, the Firm may depart from such policies, provided that, (a) it has documented its rationalization for such vote, and (b) consulting with the Compliance Officer who will advise as to a reasonable resolution of the conflict.

We will use commercially reasonable efforts to determine whether a potential conflict exists based on current known facts and circumstances. Any consideration received in connection with the exercise of Proxy Discretion belongs to the relevant Client and will not be retained by Firm, its employees, or affiliates.

Proxy Discretion Procedures

The Compliance Officer/Chief Compliance Officer is responsible for the administration of Proxy Discretion and the actual voting of the proxies in an accurate and timely manner. The PM or his designee is responsible for making all proxy voting decisions in accordance with these policies and procedures. In this capacity, the Compliance Officer/Chief Compliance Officer is responsible for and performs the following functions:

  Receive proxy materials or notices from prime brokers
  Determine the number of shares held by Clients as of the record date
  Exercise Proxy Discretion consistent with this policy on routine matters or consult with the PM or his designee for decision on non-routine matters
  Record the Proxy Discretion decision
  When relevant, record the rationale provided by the PM or his designee and
  When requested, provide Clients with a report of Proxy Discretion exercised with respect to their positions

In order to facilitate the proxy voting process, Pier has engaged ADP, an independent proxy voting service (the "Proxy Service") to vote proxies for the Funds on Pier’s behalf. The Proxy Service allows Pier to vote according to our guidelines as set forth and review reports indicating how individual votes have been cast. The Proxy Service does not automatically cast votes for Pier. Pier must enter its vote into the Proxy Service system. The Proxy Service then casts the vote on Pier’s behalf.

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Standing Instructions

To facilitate the timely and complete administration of proxies, the Firm has developed the following standing instructions for the exercise of Proxy Discretion which it believes is in the best economic interest of the Clients.

Unless otherwise advised by the portfolio manager, all proxies will be voted in accordance with the recommendations of management unless in the portfolio manager’s opinion such recommendation is not in the best financial interest of the Clients. This standing instruction is consistent with Firm’s investment process which generally evaluates the quality and commitment of management.

We may abstain from voting if we conclude that the effect on a Client’s economic interests or the value of the portfolio holding is insignificant or indeterminable. In making such a decision, the Firm may consider various factors including, (i) costs associated with exercising Proxy Discretion (e.g., translation or travel expenses) and (ii) potential legal restrictions on trading resulting from the exercise of Proxy Discretion. The firm will not abstain or decide not to vote a proxy if the Client constitutes a Plan.

In the case of social or political responsibility, we believe social and political issues do not enhance shareholder value and generally abstain or vote against such proposals.

Disclosure

The Firm will disclose in Part II of its Form ADV that a copy of this proxy policy is available and will provide details and contact information in order to direct such requests to the appropriate source. Further, the ADV disclosure will also contain a summary of these policies and procedures and will be updated as necessary to reflect changes.

Delegation

We may delegate our responsibilities under these policies and procedures to a third party provided that we retain final authority and fiduciary responsibility for Proxy Discretion. If we so delegate our responsibility, we shall monitor the delegate’s compliance with our policies and procedures, as may be amended from time to time.

Record Keeping

We maintain the records required to be maintained by the Firm with respect to proxies in accordance with the Advisers Act, generally for a period of five years in an easily accessible place, the first two years in a Firm office. For proxies, we will maintain or have available to us,

  Written or electronic copies of each proxy statement,
  Record of each proxy voting decision,
  Documents, if any, regarding decisions that were material in making the voting decision, and
  A copy of each written request from a Client or investor/limited partner for proxy voting information and our written response.

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We may but need not retain proxy statements that we received regarding Client securities to the extent that such proxies are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

Review & Changes

We shall from time to time review these policies and procedures and may adopt changes based upon our experience, evolving industry practice and developments in applicable laws and regulations. Unless otherwise agreed to with a Client, we may change these proxy voting policies and procedures from time to time without notice to or approval by any Client.

Clients may request a current version of our proxy policies and procedures as well as information as to how the Firm voted proxies or corporate actions for their respective portfolios by contacting Pier’s Compliance Officer at 203-425-1442. Such copies are provided at no charge and may be delivered electronically in the discretion of the Firm.

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Cornerstone Real Estate Advisers LLC

Proxy Voting Policy

Item 17.Voting Client Securities

Cornerstone has adopted proxy voting policies and procedures (“Proxy Policy”) in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and has designed the Proxy Policy to ensure compliance with that Rule as well as with other applicable fiduciary obligations of Cornerstone under other State and Federal laws including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended. The Proxy Policy may be amended from time-to-time at the sole discretion of Cornerstone.

General Proxy Policy

Cornerstone follows this Proxy Policy for each of its clients as required by law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Additionally, certain circumstances may exist whereby Cornerstone is unable (or believes it to be unreasonable due to the expense of voting) to vote a proxy. Such cases include: (1) where the expense of voting a proxy exceeds the potential value to be gained by voting; (2) where the security is no longer held by a client; (3) where the security is subject to a securities lending arrangement (if any) which prohibits voting; or (4) where Cornerstone is prohibited by law or contract from exercising its voting rights with respect to a particular security. In such cases, Cornerstone will refrain from voting such proxies. In all other cases, Cornerstone’s Proxy Policy is to vote proxies in accordance with the client’s best interest. Cornerstone believes that the client’s best interest means the client’s best economic interest over the long term–that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform. Additionally, to the extent consistent with economic interests, Cornerstone considers a company’s good corporate governance to be important to proxy voting decisions.

Use of an Independent, Third-Party Proxy Voting Service

In order to discharge its duties under this Proxy Policy, Cornerstone receives proxy voting research, analysis and recommendations from ISS an MSCI Brand (“ISS,” formerly “RiskMetrics Group, Inc.”), an independent third party. Cornerstone generally follows the recommendations of ISS, although, in unique circumstances, where Cornerstone has knowledge of additional information, for example, regarding a proposed director and believes that the individual is not suited to be a director of the respective company, Cornerstone may not follow the recommendation of ISS. All decisions with respect to proxy voting, including decisions to override an ISS recommendation, may be made only by Cornerstone’s Proxy Administrator (“PA”) in consultation with the Portfolio Manager(s) whose clients hold the securities in question.

Conflicts of Interest

Cornerstone recognizes that there may be times when its interests (or the interests of one or more Cornerstone employee(s)) may conflict with those of its clients. Cornerstone will not allow a “material conflict of interest” to interfere with its proxy voting decisions.

Material conflicts of interest may exist where: (1) the company soliciting the proxy, or a

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person known to be an affiliate of such company, is a Cornerstone client or is known by the PA to be a client of a Cornerstone affiliate; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the PA, is being actively solicited to be a Cornerstone client or the client of a Cornerstone affiliate; (3) a client or client-supported interest group actively supports a proxy proposal; or (4) Cornerstone (or a Cornerstone officer) has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders. Where such a conflict may exist, the Cornerstone individual in conflict shall not participate in the decision whether or not to follow the RMG recommendation. Moreover, if Cornerstone, as a company, has a conflict with respect to the proposed vote, it will follow the recommendation of RMG. As discussed above, only Cornerstone’s PA may determine to override an RMG recommendation. To the extent Cornerstone’s PA believes that he or she may have a conflict of interest with respect to a potential override, the PA will follow the recommendation of RMG.

Proxy Procedures

Once a client account is established for which Cornerstone has proxy voting authority, the PA is responsible for receiving and processing proxies for securities held in each such account and ensuring that votes are cast. With respect to each client proxy, Cornerstone receives electronically (either directly or through an affiliate) from RMG relevant proxy materials and RMG’s recommendations for each particular proposal. The PA logs in any proxy materials received, matches them to the securities to be voted and confirms that the correct amount of shares, as of the record date, is reflected on the proxy. The PA then reviews RMG’s recommendations and, unless conflicted, determines whether to accept RMG’s recommendation or override. Any ballot issue under consideration for an override of RMG's recommendation will be forwarded to the relevant portfolio manager(s) for review and recommendation. The PA will forward the decision to RMG (either directly or through Cornerstone's affiliate) for execution. To the extent any client may instruct Cornerstone to follow the client’s own proxy voting policies with respect to that client’s account, the PA is responsible for monitoring compliance with such client policies.

Recordkeeping

Cornerstone’s PA, either internally or through RMG, compiles and maintains information, for each client for which Cornerstone votes proxies, showing the issuer’s name, meeting date and manner in which it voted on each proxy proposal. Cornerstone’s PA will maintain records of all proxies voted. As required by Rule 204-2 (c) under the Advisers Act, Cornerstone’s proxy voting records will include: (1) a copy of this Proxy Policy; (2) a copy of any document created by Cornerstone that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (3) each written client request for proxy voting records and Cornerstone’s written response to any (written or oral) client request for such records. Cornerstone will either maintain its own proxy statements and records of votes cast or, as permitted by Rule 204-2(c), such records may be maintained by a third-party service provider such as RMG. To the extent that Cornerstone relies on a third-party service provider, it will undertake to obtain from that third-party copies of such records promptly upon request.

Proxy voting records will be maintained in an easily accessible place for five years, the first two in Cornerstone’s office.

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WESTCHESTER CAPITAL MANAGEMENT, INC.

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

I.              POLICY

Westchester Capital Management, Inc. (“Adviser”) acts as discretionary investment adviser for The Merger Fund, a Massachusetts business trust and a registered investment company (“TMF”), The Merger Fund VL, a statutory trust formed under the laws of the State of Delaware and a registered investment company (“VL”), and acts as Sub-Adviser to the Dunham Monthly Distribution Fund (“Sub-Advised Fund” and collectively with TMF and VL, the “Funds”). The Adviser has full authority to vote proxies or act with respect to other shareholder actions on behalf of each Fund. Therefore, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

When voting proxies or acting with respect to corporate actions for the Funds, the Adviser’s utmost concern is that all decisions be made solely in the best interest of each Fund. The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of each Fund’s account.

II.             PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by TMF and VL to enable them to comply with rules promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), and their obligations under the various forms required to be filed and by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III.            PROCEDURES

Bonnie Smith is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of each Fund’s best interests. Although many proxy proposals can be voted in accordance with TMF and VL’s established guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

Bonnie Smith is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by the Adviser are addressed in a timely manner and consistent action is taken for each Fund’s account as appropriate.

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A.    Conflicts of Interest

Where a proxy proposal raises a material conflict between the Adviser’s interests and an interest of a Fund, the Adviser will resolve such a conflict in the manner described below:

1.	Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.
2.	Obtain Consent. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to each affected Fund and obtain consent to the proposed vote prior to voting the securities. The disclosure will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict such that each affected Fund would be able to make an informed decision regarding the vote. If a Fund does not respond to such a conflict-disclosure request or denies the request, the Adviser will abstain from voting the securities held by that Fund’s account.

Bonnie Smith will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as described above in this Section III.A, and the independent Trustees of TMF or VL, or the investment adviser of the Sub-Advised Fund, as the case may be, will be promptly informed of any material conflict of interest.

B.    Limitations

In certain circumstances, in accordance with a Fund’s investment advisory agreement, sub-investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.	Fund Maintains Proxy Voting Authority: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party.
2.	Terminated Account: Once a Fund account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the Fund may specify in writing that proxies should be directed to the Fund (or a specified third party) for action.
3.	Limited Value or Effect: If the Adviser determines that the value of a Fund’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund’s proxies. The Adviser also will not vote proxies received for securities which are no longer held by the Fund’s account. In addition, the Adviser
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generally will not vote securities where the economic value of the securities in the Fund account is less than $500 or the Adviser believes that the outcome of the vote will have little or no effect on the Fund’s investment.

4.	Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the loan will be called in time to vote the proxy or the Adviser will enter into an arrangement which ensures that the proxies for such material events may be voted as the Fund desires.
5.	Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal.

C.    Proxies Issued by Underlying Investment Companies

To the extent a Fund invests in other investment companies (“Underlying Funds”) that are not affiliated with the Fund, the Fund is required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner. It is the policy of the Adviser to vote all proxies received from Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

IV.           RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

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V.            PROXY VOTING GUIDELINES OF TMF AND VL

Each proxy issue will be considered individually. The following guidelines are a partial list, do not include all potential voting issues and are to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules. The Adviser is instructed to vote all proxies in accordance with these guidelines, except as otherwise instructed. However, because proxy issues and the circumstances of individual companies are so varied, there may be instances when proxies may not be voted in strict adherence to these guidelines.

The following guidelines are grouped according to TMF and VL’s general position on the proposals. Part A deals with proposals that TMF and VL generally will oppose. Part B deals with proposals that TMF and VL will generally approve. Part C deals with proposals that are considered on a case-by-case basis.

A.    Oppose

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.	Issues regarding board entrenchment and anti-takeover measures, such as the following:
a.	Proposals to stagger board members’ terms;
b.	Proposals to limit the ability of shareholders to call special meetings;
c.	Proposals to require super-majority votes;
d.	Proposals requesting increases in authorized common or preferred shares where management provides no acceptable explanation for the use or need of these additional shares;
e.	Proposals regarding “fair price” provisions;
f.	Proposals regarding “poison pill” or other anti-takeover provisions; and
g.	Permitting “green mail.”
2.	Providing cumulative voting rights.
3.	“Social issues.”

B.    Approve

Routine proposals are those which do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.
2.	Date and place of annual meeting.
3.	Limitation on charitable contributions or fees paid to lawyers.
4.	Ratification of directors’ actions on routine matters since previous annual meeting.
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5.	Confidential voting.

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.	Limiting directors’ liability.
7.	Eliminating preemptive rights.

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions can restrict management's ability to raise new capital.

8.	The Adviser generally supports the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.
9.	Employee Stock Purchase Plan.
10.	Establishing 401(k) Plan.

C.    Case-By-Case

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the Fund. These matters include:

1.	Paying directors solely in stock.
2.	Eliminating director mandatory retirement policy.
3.	Rotating annual meeting location/date.
4.	Option and stock granting to management and directors.
5.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.
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Mellon Capital

Policies and Procedures

Proxy Voting

POLICY:	As investment advisor, Mellon Capital Management Corporation (“Mellon Capital’) is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital’s proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly. Mellon Capital retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, Mellon Capital also retains Glass Lewis for research only.

Mellon Capital has adopted the Proxy Voting Policy of The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (See Exhibit A).

PROCEDURES FOR

ACCOUNT SET-UP &

MONITORING OF ISS:     Mellon Capital’s Onboarding Team has implemented procedures designed to ensure that: (1) the client’s custodian is instructed to send their client’s proxy ballots to ISS for voting; and (2) ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS’ activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (except as listed in the letter).

VOTING DISCLOSURE:     Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital’s Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

VOTING BNY MELLON

STOCK:	It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where Mellon Capital has
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the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

THE BANK OF NEW YORK MELLON

Exhibit A

BNY MELLON PROXY VOTING AND GOVERNANCE COMMITTEE –

VOTING POLICY

Scope of Coverage

This policy applies to those investment advisory, banking and trust company subsidiaries and business units (each, a “Member Firm”) of The Bank of New York Mellon Corporation (“BNY Mellon”) that have elected to join the BNY Mellon Proxy Voting and Governance Committee (“PVGC” or the “Committee”). These Member Firms are listed on Appendix A.

This policy also applies to the registered investment companies (“Mutual Funds”), bank collective investment trusts and common trust funds (together, the “Collective Investment Funds”) and other pooled investment vehicles over which a Member Firm has proxy voting authority. Mutual Funds, Collective Investment Funds and other pooled investment vehicles are collectively referred to as “Funds.”

Policy Statement and Discussion

The Fiduciary Risk Management Committee (“FRMC”) has delegated to PVGC on behalf of the Member Firms the responsibility to make proxy voting decisions for securities held in accounts over which the Member Firms have proxy voting authority. PVGC has established the following voting policies and process in order to fulfill that responsibility.

1.	Fiduciary Duty - PVGC recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. PVGC further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, PVGC will seek to act solely in the best financial and economic interests of its clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies in international markets, a Member Firm weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

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2.	Long-Term Perspective - PVGC recognizes that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

3.	Limited Role of Shareholders - PVGC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. PVCG will carefully review proposals that would limit shareholder control or could affect shareholder values.

4.	Anti-takeover Proposals - PVGC generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. PVGC will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

5.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, PVGC will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. PVGC will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients who require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

6.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with PVGC’s written guidelines in effect from time to time. PVGC guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Committee’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to PVGC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established will be referred to PVGC for discussion and vote. Additionally, PVGC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. PVGC will also consider specific interests and issues raised by a Member Firm, which interests and issues may require that a vote for an account managed by a Member Firm be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

7.	Material Conflicts of Interest - PVGC recognizes its duty to vote proxies in the best interests of our clients. The Committee seeks to avoid material conflicts of interest
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through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, PVGC engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and securities of a Mutual Fund, and may engage an independent fiduciary to vote proxies of other issuers at the Committee’s discretion.

8.	Securities Lending - PVGC seeks to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct a Member Firm to recall shares.

9.	Recordkeeping - PVGC will keep, or cause its agents to keep, the records for each voting proposal required by law.

10.	Disclosure - PVGC will furnish a copy of this policy and any related procedures, or a description thereof, to clients as required by law. In addition, PVGC will furnish a copy of this policy, any related procedures, and its voting guidelines to clients who have delegated proxy voting authority to a Member Firm upon request. The Mutual Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. PVGC recognizes that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed after the shareholder meeting has concluded (1) to those who have an interest in the account for which shares are voted and who have delegated proxy voting authority to a Member Firm or (2) to those who hold units of a Collective Investment Fund for which disclosure is made in accordance with the Commingled Funds Disclosure of Information Policy or (3) for a Mutual Fund, as required by law. PVGC discloses publicly (on the BNY Mellon website) summaries of the Committee’s view on certain subject matters, and these summaries may provide insight as to how the Committee is likely to vote as a result of applying the Voting Guidelines to certain types of proposals. The Committee does not provide a rationale for its vote decisions to non-committee members except to the governing board of the Mutual Funds upon request.

11.	Charter – PVGC maintains a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the FRMC.

Approved as of November 26, 2013.

Appendix A

The BNY Mellon Proxy Committee Member Firms include:

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  Alcentra NY, LLC
  The Bank of New York Mellon
  The Bank of New York Mellon Trust Company N.A.
  BNY Mellon, National Association
  BNY Mellon Trust of Delaware
  The Boston Company Asset Management, LLC
  The Dreyfus Corporation
  Lockwood Advisors, Inc.
  MBSC Securities Corporation
  Mellon Capital Management Corporation
  Standish Mellon Asset Management Company LLC

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The Ithaka Group, LLC

Proxy Voting

General Statement

The purpose of these proxy procedures is to set forth the guidelines and procedures by which Ithaka votes the securities owned by its clients for which the Company exercises voting authority and discretion (“Proxies”). These procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under Advisers Act. Our authority to vote Proxies is established by investment management agreements or comparable documents with our clients. These procedures apply to all clients that have delegated authority and discretion to vote Proxies to Ithaka, and do not apply to any client that has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

A.	Proxy Voting Responsibilities and Process

In the best interest of Ithaka’s clients, Ithaka has retained Glass Lewis & Co. (“GLC”) to provide independent recommendations on voting Proxies. GLC is a leading, independent provider of proxy research and voting recommendations which are designed to help investors reduce risk and improve returns in their securities portfolio. Ithaka pays for these services with no charge to the client.

The Chief Investment Officer, or his designee, will review GLC’s recommendations and vote all Proxies in accordance with GLC’s recommendations via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions Inc. Voting Proxies in this manner will not be affected by any possible conflict of interest between Ithaka and the client.

Ithaka pays for GLC’s and the ProxyEdge services with no charge to the client.

On a periodic basis, Ithaka’s Operations Department will review a sample of proxy votes cast by Ithaka on behalf of each client to ensure consistency with Ithaka’s procedures. The Operations Department’s reviews will be appropriately documented and such records will be maintained by the Chief Compliance Officer.

On no less than an annual basis, the Chief Investment Officer, shall review GLC services, internal guidelines and procedures to ensure that GLC remains an independent third party, qualified to provide the services for which it has been retained. The Chief Investment Officer’s review will be appropriately documented and such records will be maintained by the Chief Compliance Officer.

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B.	Client Access to Procedures and Proxy Voting Record

These proxy voting procedures are available to all clients of the Company upon request, and a Notice of Proxy Voting Procedures will be provided to each client at account opening and annually thereafter. Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Company to maintain the confidentiality of the particular votes that it casts on behalf of its clients. A client, or duly authorized agent of the client, may obtain details of how the Company has voted the securities in such client's account by contacting the Chief Compliance Officer. The Company does not generally disclose the results of voting decisions to third parties.

C.	Recordkeeping

The Company maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

  a copy of these procedures;
  a copy of GLC’s procedures and proxy voting recommendations;
  proxy statements received regarding client securities are maintained by the Company unless such proxy statements are retained by a third party (provided that such third party agrees to provide a copy of the proxy statement promptly upon request) or are available on the Securities and Exchange Commission’s EDGAR database, in which case the Company relies on such electronic copies on EDGAR;
  a record of each vote cast by Ithaka on behalf of a client; and
  each written client request for Proxy voting records and Ithaka’s written response to any (written or oral) client request for such records.

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PENN Capital Management Co., Inc.

Chapter 19: Proxy Voting Policy

Introduction

PENN has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the economic interest of its clients.

This policy sets forth the guidelines that PENN uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios.

How Adviser Votes Proxies

For clients that give us authority to vote proxies, we have the ability to tailor voting. We vote proxies based on a client’s instruction or a client’s legal structure, such as an ERISA pension plan. Absent legal structure considerations or specific instructions, clients’ proxies are voted in accordance with what PENN believes is in the economic interest of the shareholders, in consultation with our proxy research provider, as described below. Additionally, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

We utilize the services of the research firm of Glass Lewis & Co. (“Glass Lewis”) to provide proxy research and voting recommendations. Recommendations are based on objective analysis. PENN reserves the right to vote contrary to Glass Lewis recommendations in the event that PENN determines that it is in the client’s interest.

We utilize the services of the Proxy Edge automated voting system provided by Broadridge to electronically vote ballots. Broadridge notifies PENN in advance of the board meetings, provides the appropriate proxies to be voted, and maintains records of proxy statements received and votes cast.

Proxy Voting Guidelines

The following Glass Lewis guidelines have been adopted by PENN to objectively evaluate proxy votes that are in the economic interest of our clients:

1.	Board of Directors: The election of directors and an independent board is important to ethical and effective corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser generally votes against management efforts to classify a board and generally supports proposals to declassify the board of directors. Adviser considers withholding votes from directors with an unsatisfactory attendance record. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis, considering other factors, including the company's corporate governance guidelines and
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performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

2.	Ratification of Auditors: In light of several high profile accounting scandals, Glass Lewis closely scrutinizes the role and performance of auditors. On a case-by-case basis, Glass Lewis examines proposals relating to non-audit relationships and non-audit fees. Glass Lewis considers, on a case-by-case basis, proposals to rotate auditors, and votes against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

3.	Management & Director Compensation: A company's equity-based compensation plan should align with the shareholders' long-term interests. Glass Lewis evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser generally opposes plans that have the potential to be excessively dilutive. The Adviser generally supports employee stock option plans. Severance compensation arrangements are reviewed on a case-by-case basis, although Adviser generally opposes "golden parachutes" that are considered excessive. Adviser normally supports proposals that require a percentage of director compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser reviews on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and continues to monitor future developments in this area.

4.	Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Glass Lewis conducts an independent review of each anti-takeover proposal. Occasionally, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Client interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser evaluates shareholder rights' plans on a case-by-case basis to determine whether they warrant support. Adviser generally votes against any proposal to issue stock that has unequal or subordinate voting rights. Additionally, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

5.	Changes to Capital Structure: Adviser realizes that a company's financing decisions significantly impact its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Glass Lewis will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser generally votes against dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser generally votes in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Glass Lewis reviews proposals seeking preemptive rights on a case-by-case basis.

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6.	Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Clients. Adviser generally gives management discretion with regard to social, environmental and ethical issues, although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Responsibility and Oversight

PENN has established a Proxy Voting Committee, which is responsible for the review and approval of the firm’s written Proxy Policy procedures and guidelines. The firm’s Chief Compliance Officer monitors regulatory developments with respect to proxy voting and works with the Proxy Voting Committee to develop policies that implement those requirements. Daily administration of the proxy voting process is the responsibility of the Portfolio Accounting department.

Conflicts of Interest

Conflicts of interest will be resolved in favor of the clients’ interests. The Chief Compliance Officer is responsible for resolving potential conflicts of interest in the proxy voting process. Examples of potential conflicts of interest include:

  Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directories or candidates for directorships;
  The Adviser or principals have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast.

When a potential material conflict of interest exists, PENN will obtain Client consent before voting. PENN will provide the Client with sufficient information regarding the shareholder vote and the Adviser’s potential conflict, so the Client can make an informed decision whether to consent.

If you need further information, please direct your written requests to:

Director of Client Services

PENN Capital Management Company, Inc.

Navy Yard Business Center

Three Crescent Drive, Suite 400

Philadelphia, PA 19112

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NEWFLEET ASSET MANAGEMENT LLC

Proxy Voting Policies and Procedures

Updated: June 8, 2011

These policies and procedures apply to the voting of proxies by Newfleet Asset Management (the “firm”) for accounts over which the firm has proxy-voting discretion.

SECTION 1: PROXY VOTING GUIDELINES

The fundamental guideline followed by the firm in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances where the firm may use individual proxy guidelines for client accounts or situations of the types described below, it is the policy of the firm to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A (“Proxy Voting Guidelines”). These guidelines are applicable to the voting of domestic and global proxies.

SECTION 2: NEWFLEET ASSET MANAGEMENT

As an integral part of the investment process and where authorized by its clients, the firm has responsibility for voting proxies, along with interpretation and application of its Proxy Voting Guidelines. The firm has delegated this activity to a third party, which is described in Section 3. The firm will also maintain electronic copies of proxy voting information provided by any independent third parties.

SECTION 3: INSTITUTIONAL SHAREHOLDER SERVICES

The firm has delegated to an independent third party, currently Institutional Shareholder Services (“ISS”), the responsibility to review proxy proposals and to make voting recommendations on behalf of the firm, in a manner consistent with the Proxy Voting Guidelines.

SECTION 4: APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, portfolio managers may vote proxies contrary to the recommendations of ISS if it is determined that such action is in the best interests of the clients/beneficiaries. In the exercise of such discretion, the portfolio manager may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances

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may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote. This would be a result from the firm being given different guidelines from certain clients.

Portfolio managers will document the rationale for any proxy voted contrary to the recommendation of ISS. Such information will be provided to the firm’s compliance department as part of the recordkeeping process.

SECTION 5: CONFLICTS OF INTEREST

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the firm may provide investment management and related services to accounts owned or controlled by companies whose management is soliciting proxies and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Conflicts of interest will be handled in various ways depending on the type of and materiality. This includes:

1.	Where the Proxy Voting Guidelines outline the firm’s voting position, as either “for” or “against” such proxy proposal, the firm will unequivocally follow ISS’s recommendation.

2.      Where the Proxy Voting Guidelines outline the firm’s voting position to be on a “case-by-case basis” for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by the firm depending on the facts and circumstances of each situation and the requirement of applicable law:

a.	Voting the proxy in accordance with the voting recommendation of an independent third party.
b.	Voting the proxy pursuant to client direction.

Issues involving a material conflict of interest may arise in a situation where the firm has knowledge of a situation where either the firm or one of its affiliates would enjoy a substantial or significant benefit from casting its vote in a particular way. Examples of where a material conflict of interest may occur include, but are not limited to, the following examples:

Virtus Investment Partners, the parent of Virtus Partners., owner of Newfleet Asset Management, is soliciting proxies in connection with a transaction involving an issuer of securities that the firm holds in its client accounts.

A plan sponsor of a benefit plan to which the firm provides services is also the issuer of securities that the firm holds in its client accounts. However, absent extraordinary circumstances, this situation should not present a material conflict of interest and in no case

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would a material conflict interest exist unless the assets of such benefit plan managed by the firm constituted more than 1% of the firm’s assets under management.

An officer or employee of the firm or one of its affiliates serves as a director of a company during a time when the firm has an opportunity to vote securities of that company.

SECTION 6: PROXY VOTING RECORDS; CLIENT DISCLOSURES

The firm will maintain the following records relating to proxy votes cast under these policies and procedures:

1.	A copy of these policies and procedures

2.	A copy of each proxy statement the firm receives regarding client’s securities

3.	A record of each vote cast by the firm on behalf of a client.

4.	A copy of any document created by the firm that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how the firm voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain the records referred to in items II and III above.

The firm will cause copies of the foregoing records, as they relate to particular clients; to be provided to those clients upon request except as may be required by law. It is generally the firm’s policy not to disclose its proxy voting records to third parties or special interest groups.

SECTION 7: ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with the firm, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting "employer securities" held by the plan. Where authority over the investment of

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plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of the firm to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8: CLOSED-END AND OPEN-END MUTUAL FUNDS

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable proxy voting guidelines of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9: OTHER SPECIAL SITUATIONS

The firm may choose not to vote proxies in certain situations or for certain accounts, such as

1.	Where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client;

2.	Where the firm deems the cost of voting would exceed any anticipated benefit to the client;

3.	Where a proxy is received for a client account that has been terminated with the firm;

4.	Where a proxy is received for a security the firm no longer manages (i.e. the firm had previously sold the entire position), and/or;

5.	Where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the firm has proxy-voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

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Sungarden Fund Management LLC

If an investment adviser exercises voting authority with respect to client securities, Rule 206(4)-6 requires the investment adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This requirement is consistent with legal interpretations which hold that an investment adviser’s fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the investment adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Proxy Voting Requirements

Neither the Firm nor its Advisory Representatives may exercise voting authority with respect to client securities unless the Firm complies with these requirements:

  The Firm adopts and implements written policies and procedures that are reasonably designed to ensure that it votes client securities in the best interest of clients. At a minimum, these procedures must include how the Firm addresses material conflicts that may arise between its interests and those of its clients.
  The Firm discloses to clients how they may obtain information about how it voted with respect to their securities.
  The Firm describes to clients the Firm’s proxy voting policies and procedures and, upon request, furnishes a copy of the policies and procedures to the requesting client.

Overview of Proxy Voting Policy

This statement shall set forth the Firm’s policy with respect to the exercise of voting authority in connection with proxy proposals, amendments, consents, corporate actions, class action participation (“Proxy Discretion”) with respect to securities held by the Firm’s clients.

The Advisers Act requires the Firm to, at all times, act in the best financial interest of the Firm’s clients. To this end, the Firm has adopted and implemented these Proxy Policies and Procedures which are designed to result in voting proxies for the benefit of clients in order to enhance the value of the securities in client portfolios. The financial interest of the clients is the primary consideration when exercising Proxy Discretion taking into account the surrounding facts and circumstances as more fully set forth herein.

Basic Standards

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm considers it to be our fiduciary duty to preserve and protect the assets of the Firm’s clients, including exercising Proxy Discretion, for their benefit. Accordingly, the Firm shall seek to exercise Proxy Discretion in a prudent and diligent manner and to base decisions on our reasonable judgment of what will serve the best financial interest of the clients, after taking into account relevant factors, including, without limitation:

  Impact on the value of the securities
  Anticipated costs and benefits associated with the proposal
  Effect on liquidity
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  Customary industry and business practices

 There is no per se rule regarding what is a correct decision when exercising Proxy Discretion. Accordingly, as in other areas relating to prudent investing, our decision is based on our good faith analysis and judgment in the context of the surrounding facts and circumstances at hand for that particular situation. In determining our vote, however, we shall not subordinate the financial interests of our clients to any other entity or interested party, including the Firm and its Advisory Representatives.

Conflicts of Interest

At times, conflicts may arise between the interest of the Firm on the one hand, and the interests of the Firm’s clients on the other hand. Examples of such conflicts of interest may include, but in no way are limited to:

•	The Firm has a material business relationship with a proponent of a proxy proposal.
•	The Firm or any of its principals or employees have a personal relationship with participants in a proxy contest.

If the Firm has determined that it has or may be perceived to have a conflict of interest when voting a proxy, the Firm will address matters involving such a potential conflict of interest as follows:

  If the proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies.
  If the Firm believes it is in the best economic interests of the Firm’s clients to depart from such policies, the Firm may depart from such policies, provided that, (a) it has documented its rationalization for such vote, and (b) consulting with the CCO who will advise as to a reasonable resolution of the conflict.

At all times, the Firm will use commercially reasonable efforts to determine whether a potential conflict exists based on then-known facts and circumstances.

Proxy Voting Process

The CCO is responsible for the administration of Proxy Discretion and the actual voting of the proxies in an accurate and timely manner. In this capacity, the CCO is responsible for and performs the following functions:

•	Receive proxy materials or notices from prime brokers
•	Determine the number of shares held by the Firm’s clients as of the record date
•	Exercise Proxy Discretion consistent with this policy on routine matters or consult with the CIO for decision on non-routine matters
•	Record the Proxy Discretion decision
•	When relevant, record the rationale provided by the CIO
•	When requested, provide the Firm’s clients with a report of Proxy Discretion exercised with respect to their positions

Unless otherwise advised by the CCO and CIO, all proxies will be voted in accordance with the recommendations of management unless in the opinion of the CCO and CIO such recommendation is not in the best financial interest of the Firm’s clients.

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Further, the Firm may abstain from voting if it is concluded that the effect on the Firm’s client’s economic interests or the value of the portfolio holding is insignificant or indeterminable. In making such a decision, the Firm may consider various factors including, (i) costs associated with exercising Proxy Discretion (e.g., translation or travel expenses) and (ii) potential legal restrictions on trading resulting from the exercise of Proxy Discretion.

Delegation

The Firm reserves the right to delegate all or a portion of our responsibilities under these policies and procedures to a third party provided that we retain final authority and fiduciary responsibility for Proxy Discretion. If the Firm determines to do so, the Firm will continue to monitor the delegate’s compliance with our policies and procedures, as may be amended from time to time.

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Market Concepts, LLC

PROXY VOTING POLICY

PREFACE

Market Concepts, LLC (the “Advisor”, “us” or “we”) is registered with the Securities and Exchange Commission (the Commission”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and offers investment management and advisory services to individual separate accounts and open-end management investment companies.

An important part of our overall responsibility for managing our client portfolios is responsibility for voting proxies related to the securities held in such portfolios. We have designed this Proxy Voting Policy (the “Policy”) to reflect our commitment to vote all proxies in a manner consistent with the best interests of our clients. As a registered investment advisory firm, we are aware of and fully committed to fulfilling our fiduciary duties of care and loyalty in servicing our clients. Accordingly, we will diligently monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues, and we will vote such proxies in a manner designed to promote our clients’ best interests, consistent with this Policy.

KEY PROXY VOTING ISSUES

1. General Policies

We review all proxy solicitations on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the particular client’s stated investment objectives. We give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on our client’s securities value. In such cases, we will engage in an independent analysis of the impact that the proposed action will have on client values and will vote such items in accordance with our good faith conclusions as to the course of action that will best benefit our client(s).

2. Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. We believe that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, we will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. We will consider the following factors in deciding how to vote proxies relating to director elections:

◆	In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether we vote to re-elect the director(s). We will not vote to re-elect a director if the company has had consistently poor performance
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relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

◆	Whether the slate of director nominees promotes a majority of independent directors on the full board – We believe that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

◆	A director nominee’s attendance at less than 75% of required meetings – frequent non-attendance at board meetings will be grounds for voting against re-election.

◆	Existence of any prior SEC violations and/or other criminal offenses – We will not vote in favor of a director nominee who, to our actual knowledge, is the subject of SEC or other criminal enforcement actions.

We believe that it is in our clients’ best interests to have knowledgeable and experienced directors serving on a company’s board. To this end, we believe that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, we will consider whether such proposals are reasonable in relation to the company’s performance and resources and are designed to attract qualified personnel, yet do not overburden the company or result in a “windfall” to the directors. We will vote in favor of proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, we will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3. Corporate Governance

Corporate governance issues may include, but are not limited to; (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, we shall consider, without limitation, the following factors:

i. Corporate Defenses. Although we will review each proposal on a case-by-case basis, we will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. We will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, we will consider the following factors: (a) whether the proposed action represents the

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best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. Accordingly, we will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. We will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

iv. Executive Compensation. We believe executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. We also believe however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, we will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. We will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

We will also vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

v. Independent Auditors. The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, we generally will vote to ratify the employment or retention of a company’s independent auditors unless we are aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

4. Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, we will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, we will vote in favor of proposals that best represent the long-term financial interest of its clients.

5. Social and Environmental Issues

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When called upon to vote on items relating to social and environmental issues, we will consider the following factors:

1.	Whether the proposal creates a stated position that could negatively affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

2.	The percentage of assets of the company that will be devoted to implementing the proposal;

3.	Whether the issue is more properly dealt with through other means, such as through governmental action;

4.	Whether the company has already dealt with the issue in some other appropriate way; and

5.	What other companies have done in response to the issue.

While we generally support shareholder proposals that seek to create good corporate citizenship, we will vote against proposals that would tie up a large percentage of the assets of the company. We believe that such proposals are inconsistent with our duty to seek long-term value for client assets. We will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. We will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

6. “Mirror Voting”

Advisor serves as investment adviser to a certain investment company series (the “Fund”) under the Dunham Trust. The Fund invests in other investment companies that are not affiliated with the Fund (“Underlying Funds”) and is required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Advisor to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

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PROXY VOTING PROCEDURES

1. Proxy Voting Officers

The President and Treasurer of the Advisor shall be Proxy Voting Officers and the persons responsible for voting all proxies relating to securities held in client portfolio accounts and over which the Advisor has proxy voting authority (the “Proxy Voting Officers”). The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit, and may act on behalf of the Advisor individually or together. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy, except as set forth below.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of a client to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall vote the proxy in accordance with such belief and shall maintain a written explanation for the deviation from this Policy, as required herein.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of a client to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall abstain from voting the proxy, make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall maintain such summary as required herein.

2. Conflict of Interest Transactions

Whenever, in the Proxy Voting Officer’s reasonable belief, a conflict or apparent conflict between the interests of an advisory client on one hand, and those of the Advisor, on the other, may exist, the Proxy Voting Officers will take steps to ensure that the proxy is voted in such a manner as to protect the client from such conflict or apparent conflict. Conflict of interest transactions include, but are not limited to, situations where:

1.	the Advisor has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s);
2.	the Advisor provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;
3.	the Advisor has a personal or business relationship with a candidate for directorship; or
4.	the Advisor manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

Whenever a conflict situation arises, the Proxy Voting Officer(s) shall proceed as follows:

1.	The Proxy Voting Officer(s) shall contact the client, provide a brief description of the conflict and any other information in the Proxy Voting Officer’s possession that would assist the client to make an informed decision on the matter, and obtain the client’s direction. The Proxy Voting Officer(s) shall then vote the proxy in accordance with the direction of the client; or

2.	The Proxy Voting Officer(s) shall engage an independent third party to vote the proxy. The Proxy Voting Officer(s) shall provide a copy of these Policies/Procedures to such party and any other information in the Proxy Voting Officer’s possession that would assist the person to make an informed decision on
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the matter. The independent third party will then vote the proxy in accordance with this Policy.

4. Responding to Client Requests for Proxy Voting Disclosure

Consistent with this Policy, the Advisor shall maintain a complete record of its proxy voting record as required pursuant to Rule 204-2 as promulgated under the Advisers Act. In addition, the Advisor shall make proxy voting records available to any client who may wish to review such record. The Advisor shall disclose, either in its investment management agreement, disclosure brochure, Form ADV Part II, and/or its web site, that complete proxy voting records and a copy of this Policy are available, without charge, to the client by writing to or calling the Advisor, or (if applicable) downloading such information from the Advisor’s web site. The Advisor shall respond to all client requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5. Record Keeping

In connection with this Policy, the Proxy Voting Officer(s) shall maintain a record of the following:

1.	copies all proxy solicitations received by the Advisor, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date, except that the Advisor shall not be required to maintain copies of any proxy solicitation which is filed on the Securities and Exchange Commission’s EDGAR system;
2.	any written analysis undertaken to ensure that the vote cast is consistent with this Policy;
3.	copies, if any, of any documentation concerning waivers from this Policy or decisions to abstain from voting a proxy;
4.	copies, if any, of all documents relating to conflict of interest situations along with all client and/or third party final determinations relating thereto;
5.	copies of any other documents created or used by the Proxy Voting Officer(s) in determining how to vote the proxy;
6.	copies of all votes cast; and
7.	copies of all client requests for the Advisor’s proxy voting Policy, record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as required pursuant to Rule 204-2 promulgated under the Advisers Act.

Adopted on:	01/01/2009

Last Revised:	12/07/2012

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Piermont Capital Management LLC

Proxy Voting Policy (from Compliance Manual)

Proxy Voting

When the Company has undertaken the responsibility to vote proxies, we will utilize the services of a third party independent proxy voting service, Broadridge to vote client proxies. Broadridge's methodology, broadly stated, is designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm. All proxies are voted directly by Broadridge in a manner that is consistent with its policies, which are determined on an issue by company basis.

In cases where the Company has not undertaken proxy voting responsibility, all proxy materials received on behalf of a client account are to be sent directly to our client or a designated representative of the client, who is responsible for voting the proxy.

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients in respect of a proxy issue conceivably may arise for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company.

If the Compliance Officer determines that a material conflict of interest exists, the following procedures shall be followed:

The Company may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different Client Securities in a competitive merger situation).

The Company may inform the client of the conflict and seek direction from the client on voting or the Company may take other actions to mitigate the conflict which will be determined on a case by case basis.

Recordkeeping Requirements

The Company shall maintain the following records relating to this Policy:

A copy of the Policy as it may be amended from time to time.

A copy of each proxy statement received by the Company in respect of Client Securities. This requirement may be satisfied by relying on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement (provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request), or the Company may rely on obtaining a copy of a proxy statement from the SEC's EDGAR system.

A record of each vote cast by the Company. This requirement may be satisfied by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast (if the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

A copy of any document created by the Company that was material to making a decision about how to vote proxies or that memorializes the basis for that decision.

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All of the foregoing records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of the Company.

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Bailard, Inc.

Proxy Voting Policies and Procedures Manual

November 2, 2012

INTRODUCTION:

This Proxy Voting Policies and Procedures Manual (the “Manual”) has been adopted by Bailard, Inc.(“Bailard” or the “Adviser”),a registered investment adviser, to comply with the requirements of rule 206(4)-6 and the amendments to rule204-2 (the “Rules”) issued under the Investment Advisers Actof1940 (the “Advisers Act”). On January 31, 2003, the Securities and Exchange Commission adopted the Rules to address “an investment adviser’s fiduciary obligation to clients when the adviser has authority to vote their proxies.” Among other things, the Rules require Bailard to “adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies.” Our proxy voting policies and procedures also reflect the longstanding fiduciary standards and responsibilities for ERISA accounts set out in the Department of LaborBulletin94-2.

PROXY VOTING POLICIES AND PROCEDURES

1. Authority to Vote Proxies: The following proxy voting policies and procedures will apply only to those investment advisory clients of Bailard whose investment management agreement with Bailard explicitly or implicitly gives Bailard the authority to vote proxies on their behalves (“Covered Clients”).

The Vice President–Compliance and Investment Operations and the MY-FLEX Associates or their designees are responsible for monitoring proxy proposals and ensuring that ballots are voted in a timely manner.

2. Proxy Voting Policies: Bailard has adopted Glass Lewis & Co.’s standard domestic and international stock proxy voting guidelines (the “Glass Lewis Guidelines”). A description of the Glass Lewis Guidelines is attached as Exhibit A. We believe the Glass Lewis Guidelines are reasonably designed to ensure that proxies are voted in the best interests of Bailard’s Covered Clients.

Proxies will be voted for all U.S. and international stocks held by Bailard’s Covered Clients in accordance with these Guidelines, with the following exceptions:

A. Companies Located in Share-Blocked Countries: Share-Blocked Countries are countries in which a proxy-voting investor is blocked from trading in a company’s stock for varying periods of time while a proxy voting is pending. A current list of Share-Blocked Countries is attached as Exhibit B. The proxies of companies located in “Share-Blocked Countries” will not be voted because such voting would interfere with Bailard’s ability to actively buy and sell these securities during the time period in which trading is blocked. Bailard believes that the cost of developing a system that would allow it to vote proxies for companies located in these countries outweighs any potential benefit of voting the proxies for its Covered Clients.

B. Glass Lewis & Co. Conflicts of Interest: In the event a conflict of interest arises such that Glass Lewis & Co.’s recommendations under the Guidelines with respect to a particular issuer’s proxy are no longer impartial, Glass Lewis & Co. (“Glass Lewis”) shall notify Bailard of all relevant facts concerning Glass Lewis’s relationship with the issuer in question, including the amount of any compensation that Glass Lewis has received or will receive from the issuer. In the event that the Proxy Committee determines that Glass Lewis is not independent with respect to the issuer in question, Bailard shall vote the proxy or proxies in

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question in accordance with these policies and procedures.

C. Bailard Votes in Best Interest of Clients: If Bailard determines that having a proxy voted by Glass Lewis in accordance with Glass Lewis’s guidelines is not in the best interest of a client, Bailard may vote the proxy in what it deems to be the best interest of the client, provided that: 1) the Chief Compliance Officer, the Vice President – Compliance and Operations, , and the Chief Risk Officer pre-approve the vote; 2) the Compliance Department keeps records documenting the rationale for the vote: and 3) the vote is reported at the next Proxy Committee meeting. Bailard may vote proxies in the best interest of clients only in those situations where it does not have a material conflict of interest.

3. Proxy Voting Procedures for MY-FLEX® and MY-KIN Accounts: Bailard will vote proxies for MY-FLEX® and MY-KIN accounts through Foliofn’s on-line computer system in accordance with the Glass Lewis Guidelines.

4. Proxy Voting Procedures for All Other Covered Client Accounts: Bailard has signed a Proxy Voting Agency Service Agreement with Glass Lewis that authorizes Glass Lewis to vote proxies on Bailard’s behalf for all Covered Clients with the exception of MY-FLEX® and MY-KIN investors. These proxies will be voted according to the Glass Lewis Guidelines. In certain instances, the Proxy Committee may determine that Glass Lewis will not be able to vote on a particular proposal because, for example, Glass Lewis is not independent. In those instances, Bailard will use its best efforts to ascertain how to vote the proxy in the best interest of the affected clients. Bailard’s Proxy Department (currently consisting of the Vice President – Compliance and Investment Operations) is responsible for voting proxies that are not voted by Glass Lewis. The Proxy Department will seek to vote these proxies in accordance with the general principles espoused by the Glass Lewis Guidelines. In researching these proxies, the Proxy Department may, if appropriate, gather information from the company’s website, seek additional data from Glass Lewis and consult with Bailard’s Portfolio Managers, Bailard’s Chief Risk Officer or Bailard’s Chief Compliance Officer. The Proxy Department will vote these proxies through Glass Lewis’s on-line system.

5. Circumstances in Which Proxies Will Not Be Voted: Proxies will not be voted in cases where Bailard determines in its sole discretion that the cost of voting a proxy outweighs the benefit, such as in a case where significant research is required to decide how to vote a very limited number of shares. In addition, proxies will not be voted when they are received too late to be properly processed or have not been translated into English.

6. Material Conflicts of Interest: Investment advisers can face material conflicts of interest in voting proxies on behalf of their clients. Examples of such conflicts include managing a pension plan of a company whose management is soliciting proxies; having a business relationship with a proponent of a proxy proposal; having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directors; and having a financial interest in the outcome of a vote. Bailard believes that the limits on the size of its positions in any given company and the nature of its business make it less likely than many other investment advisers to face material conflicts of interest in voting proxies on behalf of its Covered Clients. In addition, Bailard has adopted the Glass Lewis Guidelines and relies on Glass Lewis, an independent third party, to vote proxies in accordance with the Glass Lewis Guidelines for all Covered Clients except MY-FLEX® Covered Clients (which Bailard votes in accordance with the Glass Lewis Guidelines). It is possible that a situation could arise in which Bailard would have to vote a proxy that is not covered by the Glass Lewis Guidelines and that we know would pose a material conflict of interest. In such a circumstance, Bailard will not vote the proxy because we believe the cost of voting (for example, by engaging an independent third party or obtaining prior client approval) would be larger than any benefit to our clients.

7. Proxy Committee: Bailard’s Proxy Committee is composed of the following Bailard employees: the President, the Chief Risk Officer, the Chief Compliance Officer ( CCO), and the Vice President – Compliance

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and Investment Operations. The Proxy Committee shall meet annually to review Bailard’s proxy voting policies and procedures, and to evaluate the performance and verify the independence of Glass Lewis, and will keep minutes of its deliberations. Verifying the independence of Glass Lewis shall include ascertaining, among other things, that Glass Lewis (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best interests of Bailard’s clients. The Proxy Committee shall request and receive at least annually a representation from Glass Lewis that each proxy voted in accordance with the Glass Lewis Guidelines presented no conflict of interest with respect to Glass Lewis. The Proxy Committee may appoint additional members in the future.

8. Independence of Glass Lewis: Because the Glass Lewis Guidelines were developed by Glass Lewis, an independent third party proxy voting firm, proxies voted in accordance with the Glass Lewis Guidelines may be deemed to be consistent with Bailard’s fiduciary duty of loyalty even in cases where the Glass Lewis Guidelines may be consistent with Bailard’s own interests. Glass Lewis may be considered independent of Bailard as long as it is not an “affiliated person” of Bailard as that term is defined by the Adviser’s Act and has no material business, professional or other relationship with Bailard or its affiliates. The only compensation paid to Glass Lewis by Bailard or its affiliates shall be those fees associated with Glass Lewis’s performance of its duties under the Proxy Voting Service Agreement. In addition, Glass Lewis must maintain independence from the issuers of the proxies for which it makes voting recommendations to Bailard under the Guidelines.

DISCLOSURES TO CLIENTS

To comply with the client disclosure requirements of the Rules, on August 6, 2003 Bailard drafted the disclosure document attached as Exhibit C (the “Disclosure Document”). The Disclosure Document summarized Bailard’s proxy voting policies and procedures, notified clients that Bailard would provide a copy of the policies and procedures upon request, and told clients how they could obtain information on how Bailard voted their proxies. The Disclosure Document was mailed to all clients on or before August 6, 2003. However, the Disclosure Document does not reflect Bailard’s current proxy voting policies and procedures A summary of Bailard’s current proxy voting policies and procedures can be found in its Form ADV Part 2A, which is given or offered annually to existing clients and given to new clients on or before their sign-up.

RECORD-KEEPING:

Bailard will maintain the following records with respect to its proxy voting activities: 1) this manual; 2) any documents prepared by Bailard that were material to making a decision on how to vote or that memorialized the basis for the decision; 3) materials and minutes of each Proxy Committee meeting and 4) records of any written client requests for information on how Bailard voted proxies on behalf of that client and a copy of any written response by Bailard to any written or oral client request for information on how Bailard voted proxies on behalf of that client. Bailard will rely upon Glass Lewis to maintain proxy statements and records of the votes that are cast on behalf of Bailard’s Covered Clients, excluding MY- FLEX® and MY-KIN Covered Clients. Bailard will rely upon Foliofn to maintain proxy statements and records of the votes that are cast on behalf of Bailard’s MY-FLEX® and MY- KIN clients. Both Glass Lewis and Foliofn have undertaken to provide a copy of these documents promptly upon request. Proxy statements are also maintained on the EDGAR System administered by the SEC.

All of the records described in this section of the Manual will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record. In addition, with respect to the records that Bailard has undertaken to keep, those records will be maintained for the first two years at Bailard’s office.

MONITORING AND REVIEWING

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The CCO or her designee is responsible for monitoring compliance with the policies and procedures set forth in this manual, including the maintenance of the appropriate records. The CCO or her designee is also responsible for reviewing the policies and procedures and making recommendations regarding any appropriate changes to the President, who shall be responsible for approving any amendments to the Manual. The Proxy Committee shall be responsible for approving any changes to the Proxy Committee.

Exhibit A

A Description of the Glass Lewis Guidelines

August 16, 2006

Glass Lewis’s proxy voting guidelines generally:

1. Seek to support Boards of Directors that serve the interests of shareholders by voting for Boards that possess independence, a record of positive performance, and members with a breadth and depth of experience;

2. Seek transparency and integrity of financial reporting by voting for management’s recommendation for auditor unless the independence of a returning auditor or the integrity of the audit has been compromised.

3. Seek to incentivize employees and executives to engage in conduct that will improve the performance of their companies by voting for nonabusive compensation plans (including equity based compensation plans, performance based executive compensation plans and director compensation plans).

4. Seek to protect shareholders’ rights by voting for changes in corporate governance structure only if they are consistent with the shareholders’ interests;

5. Vote against shareholder proposals affecting the day-to-day management of a company or policy decisions related to political, social or environmental issues.

Exhibit B

Share Blocked Countries

October 5, 2011

Argentina

Belgium

Egypt

Iceland

Indonesia (corporate bonds only)

Lebanon (bearer shares only) Luxembourg

Malawi

Morocco (blocked at Issuer’s discretion) Norway

Oman

Panama (blocked at Issuer’s discretion

Portugal

Quater

San Marino

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Switzerland

Tanzania (blocked at Issuer’s discretion) Turkey

United Arab Emirates

Exhibit C

Bailard Biehl & Kaiser Proxy Voting Policies and Procedures

August 6, 2003

In compliance with SEC regulations, Bailard, Biehl & Kaiser has adopted proxy voting policies and procedures that we believe are reasonably designed to ensure that we vote proxies in the best interests of our clients. Bailard, Biehl & Kaiser currently votes domestic and international stock proxies solely for our mutual funds, our private investment funds, MY-FLEX® accounts, ERISA accounts and (unless otherwise directed) omnibus ballot accounts that are custodied at the San Francisco offices of Union Bank of California and Salomon Smith Barney. In seeking to avoid material conflicts of interest, we have adopted detailed U.S. and international stock proxy voting guidelines that limit our discretion in voting proxies on behalf of these clients. We have also engaged Investor Responsibility Research Center (IRRC), a third party service provider, to vote non- MY-FLEX® account proxies in accordance with our proxy voting guidelines. MY-FLEX® account proxies are voted by BB&K in accordance with our proxy voting guidelines.

Our proxy voting guidelines generally call for us to vote:

1. For changes in corporate governance structures unless we believe those changes would adversely affect longer-term shareholder interests;

2. For compensation plans and amendments to compensation plans if we believe the compensation plans can motivate employees to act in the interests of shareholders without unduly diluting the existing shareholders’ interest in a company; and

3. Against proposals that would try to effect social or political reform through corporate actions.

The Bailard, Biehl & Kaiser Proxy Voting Policies and Procedures Manual sets forth our proxy voting process in more detail. A copy of this manual is available upon request. Moreover, if we are voting proxies on your behalf (including proxies voted by IRRC), you may ask us for information about how your securities were voted. To request a copy of our Proxy Voting Policies and Procedures Manual or information about how your securities were voted, please send a letter to:

Bailard, Biehl & Kaiser

Attn: Proxy Department

950 Tower Lane, Suite 1900

Foster City, CA 94404

If you have any questions, please feel free to contact your investment counselor at (650)

571-5800.

150

ROGGE GLOBAL PARTNERS

and

TOKIO MARINE ROGGE ASSET MANAGEMENT LTD

PROXY VOTING POLICY

November 2012

INDEX

151

1 Introduction	153
2 Proxy Voting Guidelines	153
3 Management Proposals	153
4 Shareholder Proposals	154
5 Conflicts of Interest	154
6 Voting Process	154
7 Recordkeeping	155
8 Obtaining a Voting Proxy Report	155

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1 Introduction

This Policy applies to Rogge Global Partners Plc; Rogge Global Partners Inc, Rogge Global Partners Asia Pte. Ltd., collectively known as Rogge Global Partners and Tokio Marine Rogge Asset Management Ltd. (“TMR”). For the purposes of this document, all references to the “Company” will refer to Rogge Global Partners and TMR.

The Company offers global fixed income investment management to institutional investors. As a fixed income manager, it is highly unlikely the Company would purchase equity securities on behalf of its clients. If the Company were to receive equity securities, such as through an offering related to convertible securities it holds, the Company would normally sell them.

If the Company were to hold a security of a company that was soliciting proxies, the Company assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans under the Employee Retirement Income Securities Act (ERISA), the Company acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, the Company has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

2 Proxy Voting Guidelines

The Company acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client’s custodian notifies the Company of a proxy that requires voting on behalf of a client, the Company will vote the proxy in accordance with these guidelines. The guidelines have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices.

The Company has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. The Head of Compliance will report to the Company’s principal executive officer any attempts by outside parties or others at the Company who attempt to unduly influence the Company to vote proxies. Attempts made by the principal executive officer will be reported to the Company’s Board.

These guidelines are not rigid policy positions. The Company will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when the Company determines that not voting a proxy may be more in the best interest of clients, for example, when the cost of voting the proxy exceeds the expected benefit to the client. The Company may change these guidelines from time to time without providing notice of these changes to its clients.

3 Management Proposals

In general, it is the Company’s intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

  Election of directors when there is not an opposition slate;
  Ratification of appointment of auditors;
153

  Amendments to the Certificate of Incorporation regarding director liability; and
  Amendments pertaining to employee stock option plans or awards, when such plans or awards do not constitute more than 2% of all outstanding stock.

4 Shareholder Proposals

At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. The Company will generally vote against proposals motivated by political, ethical or social concerns. The Company will examine each issue solely from an economic perspective and, at times, will vote with management in opposition to shareholder resolutions which could negatively impact the corporation's ability to do business. However, the Company will generally support the following shareholder initiatives concerning the maximization of shareholder value:

  Against management sheltering ‘poison pills’ which effectively lower the value of the shares
  Against the payment of ‘greenmail’
  Against staggered terms for the board of directors
  For qualified dissident candidates for seats on the board when the entrenched directors have clearly not enhanced shareholder value
  For cumulative voting policies in electing the board of directors
  For confidential voting in electing the board of directors

5 Conflicts of Interest

Occasions may arise during the voting process in which a client’s best interest conflicts with the Company’s interests. A conflict of interest may exist, for example, if the Company has a business relationship with, or is actively soliciting business from, either

(ii)	the company soliciting the proxy, or
(ii)	(ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

A business relationship includes, but it not limited to, employees serving as a director of the company or the Company managing a company’s pension fund. If a conflict of interest exists, the Company will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

For further information, please refer to the Conflicts of Interest Policy.

6 Voting Process

The Company has charged the firm’s Head of Compliance with responsibility for acting as liaison with clients’ custodian banks and assisting in the coordination and voting of proxies. After the Head of Compliance is notified of a proxy that requires voting, he will review the proxy and make a voting proposal to the Proxy Voting Committee in-line with these procedures. The Proxy Voting Committee is comprised of the Head of Compliance and any one director/portfolio manager. In the event the committee cannot reach agreement, all of the Company’s director/portfolio managers will be consulted. The Head of Compliance is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

154

7 Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, the Company will maintain the following records for five years in an easily accessible place, the first two years in its office:

  The Company’s proxy voting policies and procedures
  Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by the Company)
  Records of votes cast on behalf of clients
  Records of written client requests for voting information
  Records of written responses from the Company to both written and verbal client requests
  Any other documents prepared that were material to the Company’s decision to vote a proxy or that memorialized the basis for the decision.

8 Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling the Company’s Head of Compliance at 44-207-842-8416.

155

Rothschild Asset Management Inc.

Proxy Voting Policies and Procedures

Amended December 2014

Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Rothschild Asset Management Inc. (the “Firm”) generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, the Firm votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Policy”).

In order to administer this Policy the Firm has created a Corporate Governance Committee comprised of senior personnel of the Firm, including the Head of Administration and the Chief Compliance Officer.

Use of Third-Party Proxy Voting Service

The Securities and Exchange Commission (“SEC”) has expressed its view that although the voting of proxies remains the duty of a registered investment adviser, the adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser has determined that the service provider is independent from issuer companies on which it completes its proxy analysis.

The Firm has determined that Institutional Shareholder Services, Inc. (“ISS”) (a) has the capacity and competence to analyze proxy issues and (b) is independent and can make recommendations in an impartial manner in the best interests of the Firm's clients. Accordingly, the Firm has entered into an agreement with ISS to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS Guidelines (“ISS Guidelines”) unless otherwise instructed by the Firm. Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies will provide a central source for the Firm’s proxy voting records.

With respect to any Mutual Funds, the Firm will be responsible to review the accuracy of

Form N-PX and coordinate with ISS to ensure that Form N-PX is submitted on a timely basis.

Proxy Voting Guidelines

Except as provided below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with standard ISS Guidelines, which may be accessed here: http://issgovernance.com/policy/2011/policyinformation. To avoid conflicts, the Firm will vote in accordance with ISS Guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer.

•	In the event that (i) the Firm discovers a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security
156

on a timely basis or (iii) the Firm determines that voting in accordance with ISS Guidelines is not in the best interest of the client, the Firm will not vote in accordance with standard ISS Guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS Guidelines. ISS will execute the vote as directed by the Firm.

•	In the event that a client-directed proxy guideline is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. [16] ISS will execute the vote as directed by the Firm.

•	In accordance with instructions from certain of the Firm’s Taft-Hartley clients, the Firm will vote such clients’ proxies in accordance with ISS’s U.S. Taft-Hartley Guidelines: http://issgovernance.com/files/ISS2011TaftHartleyUSGuidelines.pdf

•	ISS will notify the Firm of certain votes involving, without limitation, mergers and acquisition transactions, dissident shareholders and AFL-CIO key votes (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Corporate Governance Committee or the applicable portfolio manager will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the client. The Corporate Governance Committee or the applicable portfolio manager will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

•	When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s clients also own stock, the Firm will vote the proxy for its clients in accordance with ISS Guidelines and the proxy for the corporation or pension plan’s account, as directed.

•	In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Policy.

_________________

16 For the sake of clarity, it should be noted that the Firm cannot accommodate client-directed proxy voting guidelines for investors in the commingled funds managed by the Firm or CITs sub-advised by the Firm.

157

Abstentions; Determination Not to Vote

The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

Securities No Longer Owned

The Firm will not vote proxies received with respect to securities that are no longer owned by a client account at the time of the proxy meeting.

Disclosure

The Firm will disclose in its Form ADV Part 2 that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Policy. If a client requests this information, the Corporate Governance Committee will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.

A summary of this Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Policy is updated.

Proxy Voting Record Keeping

The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1) Copies of this Policy, and any amendments thereto;

2) A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;

3) A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;

4) A copy of each proxy statement that the Firm or ISS receives regarding client securities; and

5) A record of each vote that the Firm casts.

Proxy Voting Audit Procedures

The Firm has adopted the following audit and review procedures with respect to the voting of client proxies:

158

•	Annually, the Corporate Governance Committee will review ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, proxy record keeping and internal and independent third-party audit certifications.

•	Semi-annually, the Corporate Governance Committee will ensure that this Policy is reasonable in light of any organizational and procedural changes affecting the Firm’s business and review the effectiveness of the implementation process.

•	Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with ISS Guidelines or, as applicable, consistent with the Firm’s direction.

The Chief Compliance Officer will be responsible for monitoring any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and for revising this Policy as necessary.

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PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation. Registrant’s Agreement and Declaration of Trust is incorporated by reference to Exhibit 23(a) to the Registrant’s Statement on Form N-1A filed with the Securities & Exchange Commission (“SEC”) on December 11, 2007.

 (b) By-Laws.  Registrant’s By-Laws are incorporated by reference to Exhibit 23(b) to the Registrant’s Statement on Form N-1A filed with the SEC on December 11, 2007.

 (c) Instruments Defining Rights of Security Holder. Articles III, V and VII of the Registrant’s Agreement and Declaration of Trust define the rights of shareholders.

(d) Investment Advisory Contracts.

(d.1)(i) Investment Advisory Agreement with Dunham & Associates Investment Counsel, Inc. was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(d.1)(ii) Revised Schedule A to Investment Advisory Agreement with Dunham & Associates Investment Counsel, Inc. is filed herewith.

(d.2) Sub-Advisory Agreement with Calamos Advisors, LLC was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(d.3) Sub-Advisory Agreement with C.S. McKee, LP was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.4) Sub-Advisory Agreement with Piermont Capital Management, LLC was previously filed in Post-Effective Amendment No. 33 on July 17, 2013 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.5) Sub-Advisory Agreement with PENN Capital Management Co., Inc. with respect to the Dunham High-Yield Bond Fund was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Revised Exhibit A to Sub-Advisory Agreement with PENN Capital Management Co., Inc. was previously filed in Post-Effective Amendment No. 33 on July 17, 2013 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.6) Sub-Advisory Agreement with Pier Capital, LLC was previously filed in Post-Effective Amendment No. 11 on February 2, 2009 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.7) Sub-Advisory Agreement with SCM Advisors LLC (now known as Newfleet Asset Management LLC) with respect to the Dunham Corporate/Government Bond Fund was previously filed in Post-Effective Amendment No. 1 on March 4, 2008 and is incorporated herein by reference. Revised Exhibit A to Sub-Advisory Agreement with Newfleet Asset Management LLC was previously filed in Post-Effective Amendment No. 33 on July 17, 2013 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.8) Sub-Advisory Agreement with Cornerstone Real Estate Advisers LLC was previously filed in Post-Effective Amendment No. 24 on June 15, 2012 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.9) Sub-Advisory Agreement with Bailard, Inc. was previously filed in Post-Effective Amendment No. 33 on July 17, 2013 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.10). Sub-Advisory Agreement with Westchester Capital Management, LLC was previously filed in Post Effective Amendment No.15 on February 25, 2011 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.11) Amended and Restated Sub-Advisory Agreement with Arrowstreet Capital, Limited Partnership was previously filed in Post-Effective Amendment No.37 on September 5, 2014 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.12) New Sub-Advisory Agreement with The Ithaka Group was previously filed in Post-Effective Amendment No.37 on September 5, 2014 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.13) Sub-Advisory Agreement with Harbor Springs Financial Management, LLC was previously filed in Post-Effective Amendment No.27 on August 31, 2012 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.14) Sub-Advisory Agreement with Market Concepts, LLC (dba mConcepts) (formerly known as Sherwood Forest Capital Management, LLC) was previously filed in Post-Effective Amendment No. 31 on February 22, 2013 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference. Amendment dated July 1, 2015 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 42 on Form N-1A on February 23, 2016 and is incorporated herein by reference.

(d.15) Sub-Advisory Agreement with Newfleet Asset Management, LLC with respect to Dunham Floating Rate Bond Fund was previously filed in Post-Effective Amendment No. 35 on October 16, 2013 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.16) New Sub-Advisory Agreement with Rogge Global Partners Limited is filed herewith.

(d.17) Sub-Advisory Agreement with PENN Capital Management Company, Inc. with respect to Dunham Appreciation & Income Fund was previously filed in Post-Effective Amendment No. 40 on November 12, 2014 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.18) Sub-Advisory Agreement with Mellon Capital Management Corporation with respect to Dunham Dynamic Macro Fund was previously filed in Post-Effective Amendment No. 40 on November 12, 2014 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.19) Sub-Advisory Agreement with Rothschild Asset Management Inc. with respect to Dunham Large Cap Value Fund was previously filed in Post-Effective Amendment No. 42 on Form N-1A on February 23, 2016 and is incorporated herein by reference.

(d.20) Sub-Advisory Agreement with Sungarden Fund Management LLC with respect to Dunham Alternative Dividend Fund is filed herewith.

(e) Underwriting Contracts.

(e.1). Underwriting Agreement with Dunham & Associates Investment Counsel, Inc. was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(e.2). Revised Schedule A to Underwriting Agreement with Dunham & Associates Investment Counsel, Inc. is filed herewith.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodian Agreements.

(g.1) Assignment and Assumption of Contract and Consent to Assignment of the Custodial Agreement. Global Custodial Services Agreement with Citibank, N.A. was previously filed in Post-Effective Amendment No. 1 on March 4, 2008 and is incorporated herein by reference.

(g.2) Registrant’s Custody Agreement between Dunham Funds and US Bank National Association was previously filed in Post-Effective Amendment No.13 on April 9, 2010 and is incorporated herein by reference. Revised Schedule A to Custody Agreement with US Bank National Association is filed herewith.

 (h) Other Material Contracts.

(h.1) Registrant’s Administrative Services Agreement with Gemini Fund Services, LLC was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Revised Schedule B to Fund Administrative Service Agreement with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 35 on October 16, 2013 and is incorporated herein by reference. Revised Schedule A to Fund Administrative Service Agreement is filed herewith.

(h.2) Registrant’s Fund Accounting Service Agreement with Gemini Fund Services, LLC was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Revised Schedule B to Fund Accounting Service Agreement with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 35 on October 16, 2013 and is incorporated herein by reference. Revised Schedule A to Fund Accounting Service Agreement is filed herewith.

(h.3) Registrant’s Transfer Agency and Service Agreement with Gemini Fund Services was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Revised Schedule B to Transfer Agency and Service Agreement with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 8 on December 30, 2008 and is incorporated herein by reference. Revised Schedule A to Transfer Agency and Service Agreement with Gemini Fund Services, LLC is filed herewith.

(h.4) Registrant’s Custody Administration Agreement on behalf of Dunham Monthly Distribution Fund with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 10 on December 4, 2009 and is incorporated herein by reference.

(h.5) Registrant’s Special Custody and Pledge Agreement among Dunham Funds, on behalf of the Dunham Monthly Distribution Fund, Goldman Sachs & Co., Westchester Capital Management, Inc. and U.S. Bank National Association was previously filed in Form N-1A on February 14, 2011 and is incorporated herein by reference.

(h.6) Expense Limitation Agreement between Dunham Funds, on behalf of the Dunham Monthly Distribution Fund, and Westchester Capital Management, LLC was previously filed in Form N-1A on February 21, 2014 and is incorporated herein by reference. Expense Limitation Agreement dated December 9, 2014 between Dunham Funds, on behalf of the Dunham Monthly Distribution Fund, and Westchester Capital Management, LLC was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference. Expense Limitation Agreement dated February 29, 2016 between Dunham Funds, on behalf of the Dunham Monthly Distribution Fund, and Westchester Capital Management, LLC was previously filed in Post-Effective Amendment No. 42 on Form N-1A on February 23, 2016 and is incorporated herein by reference.

(h.7) Expense Limitation Agreement between Dunham Funds, on behalf of the Dunham Loss Averse Equity Income Fund, and PVG Asset Management Corporation was previously filed in Form N-1A on February 21, 2014 and is incorporated herein by reference.

(i) Legal Opinion.

(1) Opinion of Thompson Hine LLP is filed herewith.

(j) Other Opinions.

None.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.  Not Applicable.

(m) Rule 12b-1 Plan.

(m.1) Class A Amended and Restated Rule12b-1 Plan was previously filed in Post- Effective Amendment No. 10 on December 4, 2009 and is incorporated herein by reference. Revised Appendix A to the Class A Amended and Restated Rule 12b-1 Plan is filed herewith.

(m.2) Class C Amended and Restated Rule 12b-1 Plan was previously filed in Post- Effective Amendment No. 10 on December 4, 2009 and is incorporated herein by reference. Revised Appendix A to the Class C Amended and Restated Rule 12b-1 Plan is filed herewith.

(m.3) Class A and Class C Shareholder Servicing Plan Agreement was previously filed in Post- Effective Amendment No. 8 on December 30, 2008 and is incorporated herein by reference. Revised Appendix A to the Class A and Class C Revised Amended and Restated Rule12b-1 Plan was previously filed in Post-Effective Amendment No.13 on April 9, 2010 and is incorporated herein by reference. Revised Appendix A to the Class A and Class C Shareholder Servicing Plan Agreement is filed herewith.

(n) Rule 18f-3 Plan. Amended Rule 18f-3 Plan was previously filed in Post-Effective Amendment No. 7 on September 26, 2008 and is incorporated herein by reference. Revised Appendix A and B to the Amended Rule 18f-3 Plan was previously filed in Post-Effective Amendment No.19 on November 29, 2011 and is incorporated herein by reference. Revised Appendix A and B to the Amended Rule 18f-3 Plan is filed herewith..

(o) Reserved.

(p) Code of Ethics.

(p.1) Dunham Funds Code of Ethics was previously filed in Post-Effective Amendment No. 1 on March 4, 2008 and is incorporated herein by reference.

(p.2) Dunham & Associates Investment Counsel, Inc. Code of Ethics was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(p.3) Dunham & Associates Investment Counsel, Inc. and Dunham Funds joint Code of Ethics and Conduct was previously filed in Post-Effective Amendment No. 41 on Form N-1A on February 20, 2015 and is incorporated herein by reference.

(p.4) C.S. McKee, LP Code of Ethics was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(p.5) Piermont Capital Management LLC Code of Ethics was previously filed in Post-Effective Amendment No. 33 on July 17, 2013 and is incorporated herein by reference.

(p.6) PENN Capital Management Co., Inc. Code of Ethics was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(p.7) Pier Capital, LLC Code of Ethics was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(p.8) SCM Advisors LLC Code of Ethics was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Code of Ethics of Newfleet Asset Management, LLC (fka SCM Advisors LLC) was previously filed in Post-Effective Amendment No. 35 on October 16, 2013 and is incorporated herein by reference.

(p.9) Cornerstone Real Estate Advisers LLC Code of Ethics was previously filed in Post-Effective Amendment No. 24 on June 15, 2012 and is incorporated herein by reference.

(p.10) Bailard, Inc. Code of Ethics was previously filed in Post-Effective Amendment No. 33 on July 17, 2013 and is incorporated herein by reference.

(p.11) Westchester Capital Management, Inc. Code of Ethics was previously filed in Post-Effective Amendment No. 7 on September 26, 2008 and is incorporated herein by reference.

(p.12) Arrowstreet Capital, Limited Partnership Code of Ethics was previously filed in Post-Effective Amendment No. 7 on September 26, 2008 and is incorporated herein by reference.

(p.13) The Ithaka Group, LLC Code of Ethics was previously filed in Post-Effective Amendment No.18 on September 15, 2011 and is incorporated herein by reference.

(p. 14) Amended Code of Ethics of Harbor Springs Financial Management LLC was previously filed In Post- Effective Amendment No. 27 on August 31, 2012 and is incorporated herein by reference.

(p.15) Code of Ethics of Market Concepts, LLC (dba mConcepts) (formerly known as Sherwood Forest Capital Management, LLC was previously filed in Post-Effective Amendment No.31 on February 22, 2013 and is incorporated herein by reference.

(p. 16) Code of Ethics of Rogge Global Partners PLC was previously filed in Post-Effective Amendment No. 35 on October 16, 2013 and is incorporated herein by reference.

(p. 17) Code of Ethics of Mellon Capital Management Corporation was previously filed in Post-Effective Amendment No. 40 on November 12, 2014 and is incorporated herein by reference.

(p. 18) Code of Ethics of Rothschild Asset Management Inc. was previously filed in Post-Effective Amendment No. 42 on Form N-1A on February 23, 2016 and is incorporated herein by reference.

(p. 19) Code of Ethics of Sungarden Fund Management LLC is filed herewith.

(q) Powers of Attorney   Revised Power of Attorney of the Registrant, and related certificate, and Powers of Attorney of the Officers and the Trustees of the Registrant were previously filed in Post-Effective Amendment No.37 on September 5, 2014 and are incorporated herein by reference.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust which is included.  The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Indemnification by the Underwriter.

(a) Dunham & Associates Investment Counsel, Inc. agrees to indemnify, defend and hold the Registrant, its several officers and Board members, and any person who controls the Registrant within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Registrant, its officers or Board members, or any such controlling person, may incur under the Securities Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Registrant, its officers or Board members, or such controlling person results from such claims or demands:

(i) arising out of or based upon any sales literature, advertisements, information, statements or representations made by Dunham & Associates Investment Counsel, Inc. and unauthorized by the Registrant or any Disqualifying Conduct in connection with the offering and sale of any Shares, or

(ii) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by Dunham & Associates Investment Counsel, Inc. to the Fund specifically for use in the Registrant’s Registration Statement and used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by Dunham & Associates Investment Counsel, Inc. to the Registrant and required to be stated in such answers or necessary to make such information not misleading.

(b) Dunham & Associates Investment Counsel, Inc.’s agreement to indemnify the Registrant, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon Dunham & Associates Investment Counsel, Inc.’s being notified of any action brought against the Registrant, its officers or Trustees, or any such controlling person, such notification to be given by letter, by facsimile or by telegram addressed to Dunham & Associates Investment Counsel, Inc. at its address within a reasonable period of time after the summons or other first legal process shall have been served.

(c) The failure to notify Dunham & Associates Investment Counsel, Inc. of any such action shall not relieve Dunham & Associates Investment Counsel, Inc. from any liability which it may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of Dunham & Associates Investment Counsel, Inc.’s indemnity agreement.

(d) Dunham & Associates Investment Counsel, Inc. will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by Dunham & Associates Investment Counsel, Inc. and approved by the Registrant, which approval shall not be unreasonably withheld. If Dunham & Associates Investment Counsel, Inc. elects to assume the defense of any such suit and retain counsel of good standing approved by the Registrant the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in the case Dunham & Associates Investment Counsel, Inc. does not elect to assume the defense of any such suit, Dunham & Associates Investment Counsel, Inc. will reimburse the Registrant, the Registrant’s officers and directors, or the controlling person or persons named as defendant or defendants in such suit, for the reasonable fees and expenses of any counsel retained by the Registrant or them.

Dunham & Associates Investment Counsel, Inc. indemnification agreement contained in this Section and Dunham & Associates Investment Counsel, Inc. representations and warranties in the Underwriting Agreement shall remain operative and in full force and effect regardless of any investigation made by Dunham & Associates Investment Counsel, Inc. or on behalf of Dunham & Associates Investment Counsel, Inc., its officers and directors, or any controlling person, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to the Funds’ benefit, to the benefit of the Funds’ officers and Trustees, and their respective estates, and to the benefit of any controlling persons and their successors. Dunham & Associates Investment Counsel, Inc. agrees promptly to notify the Funds of the commencement of any litigation or proceedings against Dunham & Associates Investment Counsel, Inc. or any of its officers or directors in connection with the issue and sale of Shares.

Sub-Advisory Agreements.

Each sub-advisory agreement indicates that the sub-adviser shall indemnify the Dunham & Associates Investment Counsel, Inc., the Registrant and each respective Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which Dunham & Associates Investment Counsel, Inc., the Registrant or a Fund and their respective affiliates and controlling persons may sustain as a result of the respective sub-adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law. Notwithstanding any other provision in the sub-advisory agreement, the Dunham & Associates Investment Counsel, Inc., in addition to its other indemnification obligations hereunder, will indemnify the Dunham & Associates Investment Counsel, Inc., the Registrant and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the respective sub-adviser concerning the sub-adviser’s composite account data or historical performance information on similarly managed investment companies or accounts, except that the Dunham & Associates Investment Counsel, Inc., the Registrant and each Fund and their respective affiliated persons and control persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers.

Item 31. Activities of Investment Adviser.

Certain information pertaining to the business and other connections of Dunham & Associates Investment Counsel, Inc., the Adviser to the Dunham Funds, is hereby incorporated herein by reference to the section of Prospectus captioned “Management of the Fund” and to the section of the Statement of Additional Information captioned “Investment Management and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of Dunham & Associates Investment Counsel, Inc. is incorporated by reference to Form ADV filed by Dunham & Associates Investment Counsel, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-25803).

See “Management of the Funds, Sub-Advisers” in the Prospectus and  ”Investment Management and Other Services” in the Statement of Additional Information regarding the business of the sub-advisers to the Dunham Funds.  For information as to the business, profession vocation or employment of a substantial nature of each of the officers and directors of the sub-advisers, reference is made to the Form ADV of Newfleet Asset Management LLC (formerly known as SCM Advisors, LLC) (File No. 801-51559); the Form ADV of Cornerstone Real Estate Advisers LLC (File No.801 -51633); the Form ADV of Mellon Capital Management Corporation (File No. 801-19785); the Form ADV of Piermont Capital Management LLC (File No. 801-67782); the Form ADV of Pier Capital, LLC (File No.801-63390); the Form ADV of PENN Capital Management Co., Inc. (File No. 801-31452); the Form ADV of Westchester Capital Management, LLC (File No. 801-72002); and the Form ADV of Arrowstreet Capital, Limited Partnership (File No. 801-56633); Form ADV of The Ithaka Group (File No. 801-69086); Form ADV of Market Concepts, LLC (dba mConcepts)) (formerly known as Sherwood Forest Capital Management, LLC) (File No. 801-69839); Form ADV of Bailard, Inc. (File No. 801-8562); Form ADV of Rogge Global Partners PLC (File No. 801-25482); Form ADV of Rothschild Asset Management Inc. (File No. 801-5875); and the Form ADV of Sungarden Fund Management LLC (File No. 801-107914) ..

Item 32. Principal Underwriter.

(a) Dunham & Associates Investment Counsel, Inc. is the principal underwriter of the Registrant only.

(b) Dunham & Associates Investment Counsel, Inc. is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  The principal business address of Dunham & Associates Investment Counsel, Inc. is 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121.   To the best of Registrant’s knowledge, the following are the officers of Dunham & Associates Investment Counsel, Inc.:

Name	Positions and Offices with Underwriter	Positions and Offices with the Funds
Jeffrey A. Dunham	President and Chief Executive Officer	Trustee, Chairman, President and Principal Executive Officer
Denise S. Iverson	Chief Financial Officer	Treasurer and Principal Financial Officer
Hilarey Findeisen	Director of Operations	None
Joseph P. Kelly II	General Counsel and Chief Compliance Officer	Chief Compliance Officer
William Brims	Director of IT	None
Salvatore M. Capizzi	Chief Sales and Marketing Officer	None
Tamara Beth Wendoll	Chief Operating Officer	Secretary and AML officer

(c) Not Applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, US Bank, N.A., 425 Walnut Street, 6th Fl., Cincinnati, OH 45202.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 26th day of August 2016.

DUNHAM FUNDS

By: /s/ JoAnn M. Strasser

      JoAnn M. Strasser

      Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities indicated on the 26th day of August 2016.

Signature	Title

Jeffrey A. Dunham*	Trustee, President and Principal Executive Officer

Denise S. Iverson*	Treasurer and Principal Financial Officer

Timothy M. Considine*	Trustee

Henry R. Goldstein*	Trustee

Paul A. Rosinack*	Trustee

*By: /s/ JoAnn M. Strasser
JoAnn M. Strasser

Attorney-in-Fact

August 26, 2016

Exhibit Index

Index No.	Description of Exhibit
(d.1)(ii)	Revised Schedule A to Investment Advisory Agreement

(d.16)	Sub-Advisory Agreement with Rogge Global Partners Limited

(d.20)	Sub-Advisory Agreement with Sungarden Fund Management LLC

(e.2)	Revised Schedule A to Underwriting Agreement

(g.2)	Revised Schedule A to Custody Agreement with US Bank National Association

(h.1)	Revised Schedule A to Fund Administrative Service Agreement

(h.2)	Revised Schedule A to Fund Accounting Service Agreement

(h.3)	Revised Schedule A to Transfer Agency and Service Agreement

(i)(l)	Opinion of Thompson Hine LLP

(m.1)	Revised Appendix A to the Class A Amended and Restated Rule 12b-1 Plan

(m.2)	Revised Appendix A to the Class C Amended and Restated Rule 12b-1 Plan

(n)	Revised Rule 18f-3 Plan

(p. 19)	Code of Ethics of Sungarden Fund Management LLC